SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

MASTERCARD INCORPORATED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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April [26], 2007

Dear Stockholder:

The 2007 Annual Meeting of Stockholders of MasterCard Incorporated will be held on Thursday, June 7, 2007, at 10:00 a.m. (local time) at the MasterCard Incorporated headquarters, 2000 Purchase Street, Purchase, New York. A notice of the meeting, a proxy card and a proxy statement containing information about the matters to be acted upon are enclosed. You are cordially invited to attend.

All holders of record at the close of business on April 9, 2007 of the Company’s outstanding shares of Class A Common Stock, Class B Common Stock and Class M Common Stock will be entitled to vote at the Annual Meeting, at which stockholders, depending on their class of stock ownership, will be asked to elect two persons to serve as Class A directors, belonging to Class I with a term to expire in 2010; approve the Amended and Restated MasterCard Incorporated 2006 Long Term Incentive Plan; approve an amendment of Section 4.3 of our amended and restated certificate of incorporation; ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2007; and, to act on any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof. While stockholders may exercise their right to vote their shares in person, we recognize that many stockholders may not be able to attend the Annual Meeting. Accordingly, we have enclosed a proxy card that will enable you to vote your shares at the Annual Meeting even if you are unable or choose not to attend. We request that you promptly sign, date and return the enclosed proxy card in the accompanying postage-paid envelope or authorize the individuals named on your proxy card to vote your interests by calling the toll-free telephone number or by using the Internet as described in the instructions included with your proxy card or voting form.

Thank you for your support of MasterCard.

Very truly yours,

Richard Haythornthwaite	Robert W. Selander
Chairman of the Board	President and Chief Executive Officer

MASTERCARD INCORPORATED

2000 Purchase Street

Purchase, New York 10577

NOTICE OF 2007 ANNUAL MEETING OF STOCKHOLDERS

To be held on June 7, 2007

To the Stockholders of MasterCard Incorporated:

The 2007 Annual Meeting of Stockholders of MasterCard Incorporated (the “Company”) will be held on Thursday, June 7, 2007, at 10:00 a.m. (local time) at the MasterCard Incorporated headquarters, 2000 Purchase Street, Purchase, New York, to:

1.	Elect two persons to serve on the Board of Directors as Class A Directors, belonging to Class I;
2.	Approve the Amended and Restated MasterCard Incorporated 2006 Long Term Incentive Plan;
3.	Approve an amendment of Section 4.3 of our amended and restated certificate of incorporation;
4.	Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2007; and
5.	Act on any other business which may properly come before the Annual Meeting or any adjournment or postponement thereof.

The close of business on April 9, 2007 has been fixed as the record date for determining those stockholders entitled to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting. A list of eligible stockholders of record as of the close of business on the record date will be available for inspection for any purpose germane to the meeting during normal business hours at the offices of the Company’s Secretary at 2000 Purchase Street, Purchase, New York and at the Annual Meeting by any stockholder or the stockholder’s attorney or agent. Please note that by delivering a proxy to vote at the Annual Meeting, you are also granting a proxy voting in favor of any adjournments of the Annual Meeting.

Whether or not you plan to attend the Annual Meeting, please sign, date and return the enclosed proxy card in the accompanying postage-paid envelope or authorize the individuals named on your proxy card to vote your interests by calling the toll-free telephone number or by using the Internet as described in the instructions included with your proxy card. If you attend the meeting, you may vote in person, which will revoke any proxy you have already submitted. You may also revoke your proxy at any time before the meeting by notifying us in writing.

If you attend the Annual Meeting in person, you will be asked to present photo identification and an admission ticket, which is the top half of your proxy card. See “Introduction—Attending the Annual Meeting” in the attached proxy statement for further instructions.

The Company must receive your proxy card by 5:00 p.m. (local time) on June 6, 2007.

A copy of the Company’s Annual Report, which contains the Company’s annual report on Form 10-K for the year ended December 31, 2006, is also enclosed herewith.

By Order of the Board of Directors

NOAH J. HANFT

Secretary

Purchase, New York

April [26], 2007

Your vote is very important. Please complete, sign, date and promptly return the enclosed proxy card in the envelope provided or authorize the individuals named on your proxy card to vote your shares by calling the toll-free telephone number or by using the Internet as described in the instructions included with your proxy card.

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MASTERCARD INCORPORATED

2000 Purchase Street

Purchase, New York 10577

April [26], 2007

PROXY STATEMENT

INTRODUCTION

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors of MasterCard Incorporated (the “Company”) for use at the 2007 Annual Meeting of Stockholders of the Company to be held on Thursday, June 7, 2007 at 10:00 a.m. (local time), or any adjournment or postponement thereof (the “Annual Meeting”). The Company expects to mail this Proxy Statement and the accompanying proxy card on or about April [26], 2007 to the holders of record of the Company’s Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”) Class B Common Stock, par value $0.0001 per share (the “Class B Common Stock”), and Class M Common Stock, par value $0.0001 per share (the “Class M Common Stock”), as of the close of business on April 9, 2007 (the “Record Date”).

The Voting Stock. The holders of Class A Common Stock (the “Class A Stockholders”) are entitled to one vote per share on all matters on which stockholders generally are entitled to vote (except the election of up to three directors, who are elected by the holders of the Company’s Class M Common Stock (the “Class M Directors”)). With respect to the election of directors at the Annual Meeting, the Class A Stockholders will vote as a separate class for the election of two Class A directors (the “Class A Directors”), each members of Class I of the Board of Directors, approval of the Amended and Restated 2006 MasterCard Incorporated Long Term Incentive Plan, approval of the amendment of Section 4.3 of our amended and restated certificate of incorporation and the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2007. As of the Record Date, 79,748,393 shares of Class A Common Stock were outstanding.

Our amended and restated certificate of incorporation provides that, to the fullest extent permitted by law, the holders of Class B Common Stock (the “Class B Stockholders”) are not permitted to vote on any matter. However, Section 242 of the General Corporation Law of the State of Delaware entitles the Class B Stockholders to vote as a separate class on the amendment of Section 4.3 of our amended and restated certificate of incorporation because their rights will be adversely affected by such amendment. The Class B Stockholders will not be entitled to vote on the election of the two Class A Directors, approval of the Amended and Restated 2006 MasterCard Incorporated Long Term Incentive Plan or the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2007. As of the Record Date, 55,337,407 shares of Class B Common Stock were outstanding.

Although the Class M Common Stock is generally non-voting, the holders of Class M Common Stock (the “Class M Stockholders” and together with the Class A Stockholders and Class B Stockholders, the “Voting Stockholders”) have the right to vote as a separate class on, among other things, specified significant corporate actions under our amended and restated certificate of incorporation. The proposed amendment of Section 4.3 of our amended and restated certificate of incorporation falls within the scope of matters that Class M Stockholders are entitled to vote on as a separate class. The Class M Stockholders, collectively, will have the right to cast 1,000 votes, with each Class M Stockholder entitled to the number of votes that is equal to the product of 1,000 multiplied by the stockholder’s global proxy calculation for the twelve months ended June 30, 2006. The global proxy calculation is a fraction that is determined annually by a formula based on the relative level of revenues and transaction volume we generated from such stockholder. The sum of the global proxy calculation for all the Class M Stockholders is one.

The Class M Stockholders will not be entitled to vote on the election of the two Class A Directors, approval of the Amended and Restated 2006 MasterCard Incorporated Long Term Incentive Plan or the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2007. As of the Record Date, 1,632 shares of Class M Common Stock were outstanding.

Quorum and Voting Requirements. The presence in person or by proxy at the Annual Meeting of the holders of:

•

a majority of the shares of Class A Common Stock outstanding and entitled as of the Record Date to vote on the election of two Class A Directors, the approval of the Amended and Restated MasterCard Incorporated 2006 Long Term Incentive Plan, the amendment of Section 4.3 of our amended and restated certificate of incorporation and the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2007 will constitute a quorum of the Class A Common Stock with respect to these proposals;

•

a majority of the shares of Class B Common Stock outstanding and entitled as of the Record Date to vote on the amendment of Section 4.3 of our amended and restated certificate of incorporation will constitute a quorum of the Class B Common Stock with respect to this proposal; and

•

a majority in voting power of the Class M Common Stock outstanding and entitled as of the Record Date to vote on the amendment of Section 4.3 of our amended and restated certificate of incorporation will constitute a quorum of the Class M Common Stock with respect to this proposal.

Broker Authority to Vote Under Rules of the New York Stock Exchange (“NYSE”). Class A Stockholders who do not submit voting instructions to their brokers may still have their shares voted by their brokers under the following circumstances:

•

Routine items. The election of directors and ratification of the appointment of the independent registered public accounting firm are considered routine items. Generally, brokers that do not receive instructions from beneficial owners may vote on these proposals in their discretion.

•	Non-routine items. The approval of any other non-routine proposals may normally only be voted on by brokers who have received specific voting instructions from beneficial owners.

We believe that under the rules of the NYSE, the election of directors and the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2007 are routine proposals on which brokers may vote. We believe that the approval of the Amended and Restated MasterCard Incorporated 2006 Long Term Incentive Plan and the approval of the amendment of Section 4.3 of our amended and restated certificate of incorporation are non-routine proposals on which brokers may not vote absent instruction from beneficial owners.

Broker Non-votes. A broker non-vote occurs when the broker or other entity is unable to vote on a proposal because the proposal is not routine and the beneficial owner does not provide any instructions.

Election of Directors. You may vote “for” or “withhold” with respect to any or all director nominees. Votes that are “withheld” and broker non-votes will be excluded entirely from the vote and will have no effect on the outcome of the vote. The two nominees for Class A Directors receiving the greatest number of votes cast by Class A Stockholders will be elected to serve as Class A Directors and members of Class I of the Board of Directors of the Company.

Approval of the Amended and Restated MasterCard Incorporated 2006 Long Term Incentive Plan. Class A Stockholders may vote “for,” “against” or “abstain” with respect to the adoption of this proposal. In order to approve this proposal, the proportion of votes required is the affirmative vote of a majority of the votes cast, provided a majority of the outstanding shares of Class A Common Stock are voted. Abstentions and broker non-votes will have no impact on the outcome of the proposal as long as a majority of the outstanding shares of Class A Common Stock are voted.

Approval of the Amendment of Section 4.3 of the Company’s Amended and Restated Certificate of Incorporation. Class A Stockholders, Class B Stockholders and Class M Stockholders may vote “for,” “against” or “abstain” with respect to the adoption of this proposal. The adoption of the proposed amendment requires the affirmative vote of the holders of at least a majority of the outstanding shares of the Class A Common Stock, at least a majority of the outstanding shares of the Class B Common Stock and a majority of the votes cast by holders of the Class M Common Stock. Abstentions and broker non-votes by Class A Stockholders and Class B Stockholders will have the effect of votes against the proposal. Abstentions and broker non-votes by Class M Stockholders will have no impact on the outcome of the proposal.

Ratification of the Appointment of PricewaterhouseCoopers LLP as Our Independent Registered Public Accounting Firm for 2007. Class A Stockholders may vote “for,” “against” or “abstain” with respect to the adoption of this proposal. The affirmative vote of a majority of the votes cast must be voted “for” this proposal in order for it to be adopted. Abstentions and broker non-votes will have no effect on the outcome of the proposal.

Stockholders Entitled to Vote. Only holders of record of our Class A Common Stock, Class B Common Stock and Class M Common Stock on the Record Date are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

Voting Procedures. If a Voting Stockholder attends the Annual Meeting in person or sends a representative to the meeting with a signed proxy, that Voting Stockholder may vote or such representative may vote on the Voting Stockholder’s behalf. Voting Stockholders unable to attend the Annual Meeting can ensure that their votes are cast at the meeting by signing and dating the enclosed proxy card and returning it in the envelope provided or by authorizing the individuals named on the proxy card to vote their shares by calling the toll-free telephone number or by using the Internet as described in the instructions included with the proxy card or voting form. When a proxy card is returned properly signed and dated or a Voting Stockholder’s vote is authorized by telephone or Internet, the vote of the Voting Stockholder will be cast in accordance with the instructions on the proxy card or authorized by telephone or Internet. If a Voting Stockholder does not return a signed proxy card, authorize such Voting Stockholder’s vote by telephone or Internet or attend the meeting in person or by representative and vote, no vote will be cast on behalf of that Voting Stockholder. For Class A Stockholders and Class B Stockholders, the enclosed proxy card indicates on its face the number of shares of Class A Common Stock and Class B Common Stock, respectively, registered in the name of each such holder at the close of business on April 9, 2007, which number corresponds to the number of votes such Voting Stockholder will be entitled to cast at the meeting. For Class M Stockholders, the enclosed proxy card indicates on its face the number of votes such Class M Stockholder will be entitled to cast at the Annual Meeting. The current global proxy calculation for each holder of Class M Common Stock is on file at the Company’s principal office and will be made available to any stockholder of the Company upon request. See “—The Voting Stock” above for further discussion of the voting power of Class A Common Stock, Class B Common Stock and Class M Common Stock.

Voting Stockholders are urged to mark the box on the proxy card to indicate how their vote is to be cast. If a Voting Stockholder returns a signed proxy card but does not indicate on the proxy card how it wishes to vote on a proposal, the vote represented by the proxy card will be cast “FOR” such proposal.

Pursuant to Section 212(c) of the General Corporation Law of the State of Delaware, Voting Stockholders may validly grant proxies over the Internet. Your Internet vote authorizes the named proxies on the proxy card to vote your shares in the same manner as if you had returned your proxy card. In order to vote over the Internet, follow the instructions provided on your proxy card or voting form.

Any Voting Stockholder who executes and returns a proxy card or authorizes its vote by telephone or by Internet may revoke the proxy before it is voted by:

•	notifying in writing Noah J. Hanft, Secretary of MasterCard Incorporated, at 2000 Purchase Street, Purchase, New York 10577;

•	executing and returning a subsequent proxy;

•

subsequently authorizing the individuals named on its proxy card to vote its interests by calling the toll-free telephone number or by using the Internet as described in the instructions included with its proxy card; or

•	appearing in person or by representative with a signed proxy and voting at the Annual Meeting.

Attendance in person or by representative at the Annual Meeting will not in and of itself constitute revocation of a proxy. If you plan to vote your shares in person at the Annual Meeting, see the requirements set forth in “—Attending the Annual Meeting” below.

Unless contrary instructions are indicated on the proxy, all shares represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted as follows:

FOR the election of the two nominees named in this Proxy Statement to serve as Class A Directors and members of Class I of our Board of Directors;

FOR the approval of the Amended and Restated MasterCard Incorporated 2006 Long Term Incentive Plan;

FOR the approval of the amendment of Section 4.3 of the Company’s amended and restated certificate of incorporation; and

FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2007.

In the event a Voting Stockholder specifies a different choice on the proxy, that Voting Stockholder’s shares will be voted in accordance with the specification so made.

The Company’s 2006 Annual Report (the “Annual Report”), which includes the Company’s Form 10-K for the year ended December 31, 2006 (the “Form 10-K”), as filed with the Securities and Exchange Commission (the “SEC”) on February 28, 2007, is enclosed herewith. Copies of the Form 10-K are also available through the Company’s website at http://www.mastercard.com.

A copy of the Company’s Annual Report will be furnished to you upon a request in writing to the Secretary of the Company at the address set forth below under “—Solicitation of Proxies.”

Solicitation of Proxies. The Company will bear the costs of solicitation of proxies, including the cost of preparing, printing and mailing this Proxy Statement. In addition to the solicitation of proxies by use of the mail, proxies may be solicited from Voting Stockholders by directors, officers, employees and agents of the Company in person or by telephone, facsimile or other appropriate means of communication. The Company has engaged Georgeson Inc. to solicit proxies on behalf of the Company. The anticipated cost of Georgeson Inc.’s services is estimated to be approximately $[55,000.00] plus reimbursement of reasonable out-of-pocket expenses. No additional compensation, except for reimbursement of reasonable out-of-pocket expenses, will be paid to directors, officers and employees of the Company in connection with the solicitation. Any questions or requests for assistance regarding this proxy statement and related proxy materials may be directed to:

MasterCard Incorporated

Office of the Corporate Secretary

2000 Purchase Street

Purchase, New York 10577

Attention: Noah J. Hanft

Telephone: (914) 249-2000

Facsimile: (914) 249-4262

or

Georgeson Inc.

17 State Street

10th Floor

New York, New York 10004

Telephone: (866) 541-3547

Householding. The SEC has adopted rules that allow a company to deliver a single proxy statement or annual report to an address shared by two or more of its stockholders. This method of delivery, known as “householding,” permits the Company to realize significant cost savings and reduces the amount of duplicate information stockholders receive. In accordance with notices sent to stockholders sharing a single address, the Company is sending only one Annual Report and Proxy Statement to that address unless the Company has received contrary instructions from a stockholder at that address. Any stockholders who object to or wish to begin householding may notify the Secretary of the Company orally or in writing at the telephone number or address, as applicable, set forth above. The Company will send an individual copy of the Annual Report and Proxy Statement to any stockholder who revokes its consent to householding within 30 days of the Company’s receipt of such revocation.

Attending the Annual Meeting. If you are a holder of record and plan to attend the Annual Meeting, please indicate this when you vote. The top half of the proxy card is your admission ticket. When you arrive at the meeting, you will be asked to present photo identification, such as a driver’s license. If you hold your shares in “street name,” typically through a brokerage account, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or a letter from your bank or broker are examples of proof of ownership. If you want to vote your shares held in street name in person at the meeting, you must get a written proxy in your name from the broker, bank or other nominee that holds your shares.

ELECTION OF DIRECTORS

The Company’s Board of Directors. The Company’s Board of Directors currently consists of eleven members. The certificate of incorporation and the by-laws of the Company provide that up to three directors, but not more than one-quarter of all directors, are elected by the Class M Stockholders, voting separately as a class. The remaining members of the Board of Directors, including the Company’s Chief Executive Officer, if nominated, are elected by the holders of Class A Common Stock, voting separately as a class.

At the Annual Meeting, two Class A Directors and no Class M Directors are to be elected to the Company’s Board of Directors. The directors elected to the Company’s Board of Directors will automatically be appointed as members of the board of directors of our operating subsidiary, MasterCard International Incorporated (“MasterCard International”).

Pursuant to the certificate of incorporation and the by-laws of the Company, the Board of Directors is divided into three classes (Class I, Class II and Class III), with each class serving for a staggered, three-year term. In addition, the certificate of incorporation provides that no more than one Class M Director may be allocated to a single class. Upon expiration of the term of a class of directors, directors in that class will be elected for three-year terms at the annual meeting of stockholders in the year in which their term expires. Accordingly, those directors who are nominated for re-election at the Annual Meeting belong to Class I and are expected to serve until the expiration of their terms at the Company’s annual meeting of Stockholders in 2010. The other members of the Company’s Board of Directors belong to Class II or III, as indicated in the table below, and will continue to serve on the Company’s Board of Directors until the expiration of their terms in 2008 and 2009, respectively, or until their successor is elected.

The Company’s European Board. The European Board currently consists of eighteen members. The certificate of incorporation and the by-laws of the Company provide that specified aspects of the Company’s operations in Europe are managed by or under the direction of the Company’s European Board, which is comprised of directors elected by the Class M Stockholders with their principal operations in the Company’s Europe region (the “European Class M Stockholders”). In particular, our certificate of incorporation provides that the following specified aspects of the Company’s operations in Europe will be managed by or under the direction of the European Board: (1) review of applications for membership (subject to guidelines established by the Board of Directors from time to time); (2) fines (subject to guidelines established by the Board of Directors from time to time); (3) intraregional operating rules (subject to guidelines established by the Board of Directors from time to time); (4) assessments and fees to the extent that such assessments and fees do not have an exclusionary effect (subject to guidelines established by the Board of Directors from time to time); (5) intraregional product and enhancement development to the extent that the development initiatives do not relate to competitively sensitive matters; (6) annual expense budget; (7) surplus funds; and (8) affinity and co-branding rules.

Our certificate incorporation also provides, however, that the Board of Directors, acting with at least a 75% majority, may withdraw the authority granted to the European Board in its entirety and may terminate the existence of the European Board if the European Class M Stockholders approve such withdrawal and termination by a majority of votes cast. In addition, the Board of Directors, acting with at least a 75% majority, may permanently withdraw from the European Board any specific authority granted to the European Board. The Board of Directors, acting with at least a two-thirds majority, may also override any decision or otherwise temporarily assume any authority granted to the European Board. Finally, the Board of Directors, acting with a simple majority, may override any decision or otherwise temporarily assume any authority granted to the European Board if, in the Board of Directors’ sole judgment and discretion, any action or failure to take action by the European Board (1) could subject the Company to risk of legal or regulatory liability, (2) would be contrary to the global strategy, (3) would be reasonably likely to have an effect outside Europe or on U.S. commerce or (4) relates to any matter outside of the authority granted to the European Board.

Each European Board director that is elected by the European Class M Stockholders serves for a two-year term. Any Class M Director who is designated as a director from our Europe region automatically becomes a member of the European Board until such Class M Director resigns or is removed from our Board of Directors. As provided in our certificate of incorporation and by-laws, the number of members of the European Board will be automatically adjusted to include such Class M Director if the number of members of the European Board would otherwise exceed the number fixed by the European Board. At the 2006 Annual Meeting, seventeen directors were elected to the Company’s European Board, each to serve until the 2008 Annual Meeting or until his or her successor is elected and qualified. In addition, Norman McLuskie was automatically appointed to the European Board in connection with his election as a Class M director at the 2006 Annual Meeting pursuant to the Company’s certificate of incorporation. Mr. McLuskie, a Class I director, will resign from the Board of Directors at the end of his term on June 7, 2007.

PROPOSAL 1

ELECTION OF CLASS A DIRECTORS

Each of the following nominees for election to the Board of Directors as a Class A Director has been approved by the Board of Directors: Nancy J. Karch and Edward Suning Tian. Mr. Tian was elected to the Board of Directors at the 2006 Annual Meeting of Stockholders, following his appointment to the Board of Directors after the Company’s initial public offering of its Class A Common Stock in May 2006 (the “IPO”). Nancy J. Karch was appointed to the Board of Directors on January 17, 2007 and is standing for election by the Company’s Voting Stockholders for the first time. Biographical information for each of the nominees for election as Class A Directors is provided below.

Nancy J. Karch, age 59, is Director Emeritus of the consulting firm, McKinsey & Company, where she served as a senior partner from 1988 until 2000, and served in other capacities there beginning in 1974. She also serves as a director and audit committee chair for Liz Claiborne Inc., an apparel company, a director and member of the compensation committee for Genworth Financial, Inc., a life insurance and financial services company, and a director, member of the audit committee and chair of the nominating and corporate governance committee for The Corporate Executive Board Company, a business research firm. She is also a Trustee of The Westchester Land Trust, The American Folk Art Museum, and Northern Westchester Hospital, all not-for-profit organizations.

Edward Suning Tian, age 43, is the founder and Chairman of China Broadband Capital Partners, L.P. (“CBC Capital”). Prior to founding CBC Capital, Mr. Tian was the Vice Chairman and Chief Executive Officer of China Netcom Group Corporation (Hong Kong) Limited from November 2004 to May 2006, where he currently serves as Vice Chairman. Since 2002, Mr. Tian has also served as Vice President, China Network Communications Corporation Ltd., parent company of China Netcom Group Corporation (Hong Kong) Limited. From 1999 to 2002, Mr. Tian served as Chief Executive Officer of China Netcom Corporation Ltd. Mr. Tian was the co-founder and Chief Executive Officer of AsiaInfo Holdings, Inc. from 1993 to 1999. Mr. Tian is a Member of the International Business Council of the World Economic Forum, the Asia Pacific Board of New York Stock Exchange, Inc., the Harvard Business School Asia Advisory Committee, the Asia Business Council and the Asia Pacific Council of the Nature Conservancy. In addition, Mr. Tian has been a member of the board of directors of AsiaInfo Holdings, Inc. since 1993 and has been Vice Chairman of the board of directors of PCCW Limited since 2005. Mr. Tian also serves as Senior Advisor to Kohlberg Kravis Roberts & Co., a private equity firm.

Except as stated in the following sentence, the persons specified on the enclosed proxy card intend to vote for the nominees listed above, each of whom has consented to being named in this Proxy Statement and to serving if elected. In the event that any nominee would be unable to serve, the persons designated as proxies reserve full discretion to vote for another person.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” ALL NOMINEES TO SERVE AS CLASS A DIRECTORS.

The following Class A members of the Board of Directors have not been nominated for election at the Annual Meeting and are expected to serve on the Board of Directors until the expiration of their term at the annual meeting of stockholders for the year indicated below:

Name	Term Expiring in:
Bernard S.Y. Fung	2008 (Class II)
Marc Olivié	2008 (Class II)
Mark Schwartz	2008 (Class II)
David R. Carlucci	2009 (Class III)
Richard Haythornthwaite	2009 (Class III)
Robert W. Selander	2009 (Class III)

Biographical information for each of these continuing directors is provided below.

Richard Haythornthwaite, age 50, is Chairman of the Company’s Board of Directors and is a Managing Director of Star Capital Partners Limited, a position that he has held since 2006. From 2001 to 2005, Mr. Haythornthwaite served as Chief Executive Officer and Director for Invensys plc and from 1997 to 2001 he served as Chief Executive, Europe and Asia and then as Group Chief Executive for Blue Circle Industries plc. (acquired by Lafarge SA in 2001). His prior positions include serving as a Director of Premier Oil plc, President of BP Venezuela, and General Manager, Magnus Oilfield, BP Exploration. Mr. Haythornthwaite is also a non-executive director of the main board of Imperial Chemical Industries plc and chairman of Imperial Chemical Industries plc’s remuneration committee as well as a member of its audit and nominating committees.

David R. Carlucci, age 52, is the Chairman, President and Chief Executive Officer of IMS Health Inc. Mr. Carlucci was appointed Chief Executive Officer and President of IMS Health Incorporated in January 2005 and had been President and Chief Operating Officer of IMS Health Incorporated since October 2002. Mr. Carlucci was appointed to serve as Chairman of IMS Health Incorporated’s board of directors effective April 1, 2006. From January 2000 until January 2002, before joining IMS, Mr. Carlucci was General Manager of IBM Americas, which comprises all of IBM’s sales and distribution operations in the U.S., Canada and Latin America. Prior to that, Mr. Carlucci held roles of increasing responsibility at IBM, including General Manager of IBM’s S/390 Division from January 1998 to January 2000; Chief Information Officer from February 1997 to January 1998; General Manager, IBM Printing Systems Company from July 1995 to January 1997; Vice President, systems, industries and services, Asia Pacific from January 1993 to July 1995; and Vice President, marketing and channel management, IBM Personal Computer Company—North America from February 1990 to December 1992.

Bernard S.Y. Fung, age 53, is Chairman and Chief Executive Officer, Aon Asia Pacific Region, a subsidiary operation of the Chicago-based Aon Corporation. Mr. Fung was named Chief Executive Officer of Aon Asia Limited in 1997, Chairman and Chief Executive Officer, Asia, in 2000, and Chairman and Chief Executive Officer, Asia Pacific region in 2004. He joined Aon from Inchcape/Bain Hogg where he was CEO when it was acquired by Aon in 1997. Prior to Aon, he worked for Alexander & Alexander Group in several senior management positions in both Toronto, Canada and New York. He began his career as a audit manager and chartered accountant with KPMG International.

Marc Olivié, age 53, is the President and Chief Executive Officer of the Agfa-Gevaert Group, a position he has held since April 2005. Mr. Olivié has also served as the Executive Director of the board of directors and Chairman of the Executive Committee of Agfa-Gevaert N.V. since April 2005. From 2004 to April 2005, Mr. Olivié was Executive Vice President of the Agfa-Gevaert Group. From 2001 to 2004, Mr. Olivié was Senior Vice President and President, Global Bath and Kitchen Products for American Standard Companies Inc. Prior thereto, Mr. Olivié was President and Chief Executive Officer of Armstrong Floor Products for Armstrong Holdings, Inc. from 2000 to 2001 and of Armstrong Building Products for Armstrong Holdings, Inc. from 1996 to 2000.

Mark Schwartz, age 52, is Chairman of MissionPoint Capital Partners LLC, and co-founder of New Silk Route Partners LLC. From late 2002 until early 2005, he served as a senior advisor to George Soros and then as President and Chief Executive Officer of Soros Fund Management LLC. From 1979 to 2001, Mr. Schwartz served in various positions at The Goldman Sachs Group, Inc., including as Chairman, Goldman Sachs Asia, from 1999-2001, Member, Management Committee, from 1998 to 2001, and President, Goldman Sachs Japan, from 1997-2001. Mr. Schwartz was a partner of The Goldman Sachs Group, Inc. from 1988 until he retired in 2001. Mr. Schwartz is a director of Harbor Point Limited, a private reinsurance company based in Bermuda. He is also a Trustee and member of the Executive Committee of New York Presbyterian Hospital, a member of the Executive Committee of Children’s Hospital of New York Presbyterian, the Vice-Chairman of Northern Westchester Hospital, and a Director of the President’s Council at Massachusetts General Hospital.

Robert W. Selander, age 56, is President and Chief Executive Officer of MasterCard Incorporated and MasterCard International. Mr. Selander has served on the Board of Directors since June 2002 and the MasterCard International board of directors since 1997. Mr. Selander also serves on the Company’s Policy and Operating Committees. Prior to his election as President and Chief Executive Officer of MasterCard International in April 1997, Mr. Selander was an Executive Vice President and President of the MasterCard International Europe, Middle East/Africa and Canada regions. Before joining MasterCard in 1994, Mr. Selander spent two decades with Citicorp/Citibank, N.A. He currently serves as a director of The Hartford Financial Services Group, Inc.

The two Class M Directors who are expected to serve on the Board of Directors until the expiration of the terms of their classes in 2009 and 2008, respectively, are Steven J. Freiberg (Class III) and Tan Teong Hean (Class II). Biographical information for Messrs. Freiberg and Tan is included below.

Steven J. Freiberg, age 50, is Chairman and CEO of Citigroup’s Global Consumer Group N.A. and Co-Chair of the Global Consumer Group. Mr. Freiberg joined the former U.S. region board of MasterCard in January 2001 and served as Chairman of MasterCard’s U.S. region board from 2004 until May 2006. Mr. Freiberg was appointed to the Board of Directors of the Company in September 2006. Prior to his appointment as Co-Chairman of the Global Consumer Group in 2005, Mr. Freiberg served as Chairman and CEO of Citi Cards from 2001 until 2005. Prior to that, Mr. Freiberg held positions of increasing seniority with Citigroup’s predecessor companies and affiliates since joining Citigroup’s Card Products Division in 1980. He is a member of Citigroup’s Operating and Management Committees. Additionally, he serves or has served on the board of directors of several of Citigroup’s affiliates including, Citibank N.A., Citicorp Credit Services Inc., Citicorp Investment Services, Citicorp Insurance Group, Citibank Trust N.A., Citibank FSB and the Citigroup Foundation. Mr. Freiberg also serves on the boards of directors of Direct Marketing Association, Upromise and the Financial Services Roundtable.

Tan Teong Hean, age 63, was Chief Executive Officer of Southern Bank Berhad from 1983 until 2006. Mr. Tan served on the Company’s Board of Directors from March 2004 until May 2006, just prior to the IPO, and was appointed to serve as a Class M director by the Board of Directors in January 2007. He also served as Chairman of MasterCard’s Asia/Pacific region board prior to the IPO, which he joined in July 1997, and currently serves on the Company’s Asia/Pacific region advisory board. He is the Chairman of Southern Capital Management, a Fellow of the Institute of Bankers of Malaysia, a Fellow of the Malaysian Institute of Directors and a Member of the Board of Trustees of the Malaysian Institute of Economic Research.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Qualifications of Directors. Our certificate of incorporation and by-laws provide for the following qualifications for service as a member of the Company’s Board of Directors:

•

except for the up to three directors (but no more than one-quarter of all directors) that are elected by the Class M Stockholders, no director shall be a person who is or has been during the prior three years a director, officer, employee or agent of, or otherwise be affiliated with (1) a member or former member of MasterCard International (a “Member”), or (2) an operator, member, or licensee of any competing general purpose payment card system (a “Similar Person”), or otherwise have any business relationship with a Member or Similar Person that is material to such person;

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no director shall be a trustee, officer, employee or agent of, or represent or otherwise be affiliated with The MasterCard Foundation, a private charitable foundation incorporated in Canada, or have been a director, officer, employee or agent of, or represented, or otherwise been affiliated with The MasterCard Foundation during the prior three years or otherwise have a business relationship with The MasterCard Foundation that is material to such director; and

•

no director shall be a director, regional board director, officer, employee or agent of, or represent (1) an entity that owns and/or operates a payment card program that is competitive with any of the Company’s card programs, as determined in the sole discretion of the Board of Directors (a “Competitor”) or (2) an institution that is represented on any board of a Competitor.

In addition, each of our directors must also serve as a director of MasterCard International.

Our certificate of incorporation and by-laws further provide that, to the extent practicable and subject to the Board of Directors’ fiduciary duties, the directors nominated by the Board of Directors for election as Class A Directors (other than the chief executive officer) should reflect the geographic diversity and global profile of the Company and that the citizenships and residencies of these directors should reflect the geographic regions in which we operate in a manner approximately proportionate to our business activity as reflected in the global proxy calculation formula contained in our certificate of incorporation. Similarly, to the extent practicable and subject to the Board of Directors’ fiduciary duties, the directors nominated by the Board of Directors for election as Class M Directors should include one citizen and resident of a country in, or director, officer, employee, agent or representative of, a member of MasterCard International designated as belonging to our Americas region, one citizen and resident of a country in, or director, officer, employee, agent or representative of a member of MasterCard International designated as belonging to our European region and one citizen and resident of a country in, or director, officer, employee, agent or representative of, a member of MasterCard International designated as belonging to our Asia/Pacific-Middle East/Africa region. No more than one Class M Director may be a director, officer, employee, agent or representative of any single member of MasterCard International or any affiliate thereof. No Class M Director may serve as Chairman of our Board of Directors, and no officer may serve as Chairman of our Board of Directors unless the election or appointment of such officer to so serve is approved by the affirmative vote of at least 75% of the entire Board of Directors. In addition, no more than one Class M Director may serve on our Audit Committee, our Human Resources and Compensation Committee, our Nominating and Corporate Governance Committee or any Executive Committee, and no Class M Director will participate in the process of nominating any person to serve as a director of the Company (unless such person is being nominated to serve as a Class M Director or is the Chief Executive Officer of the Company) or as a director of The MasterCard Foundation. Our certificate of incorporation also provides that no member of the European Board may be a director, regional board director, officer, employee or agent of, or represent a competitor or an institution that is represented on any board of a competitor.

Director Independence. Pursuant to the corporate governance listing standards of the NYSE, a majority of the Board of Directors (and each member of the Audit, Human Resources and Compensation and Nominating and Corporate Governance Committees) must be independent. The Board of Directors has adopted director independence standards, which are contained in the Company’s Corporate Governance Guidelines, to assist in its determination of director independence. No director will be considered “independent” unless the Board affirmatively determines that the director has no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company). When making “independence” determinations, the Board of Directors broadly considers all relevant facts and circumstances, as well as any other facts and considerations specified by the NYSE, by law or by any rule or regulation of any other regulatory body or self-regulatory body applicable to the Company. When assessing the materiality of a director’s relationship with the Company, the Board of Directors considers the issue not merely from the standpoint of the director, but also from that of persons or organizations with which the director has an affiliation. Material relationships can include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships (among others). In addition, the Board of Directors applies the independence standards set by the NYSE, which are included in the independence guidelines set forth below.

The Board of Directors has established the following guidelines to assist it in determining director “independence”:

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A director will not be independent if: (i) the director is, or has been within the last three years, employed by the Company, or an immediate family member of the director is, or has been within the last three years, employed by the Company as an executive officer; (ii) the director or an immediate family member of the director has received more than $100,000 per year in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided that such compensation is not contingent in any way on continued service); (iii) (a) the director or an immediate family member is a current partner of a firm that is the Company’s internal or external auditor, (b) the director is currently employed by such a firm, (c) the director has an immediate family member who is currently employed by such a firm and participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice, or (d) the director or an immediate family member was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the Company’s audit within that time; (iv) the director or an immediate family member of the director is, or has been within the last three years, employed as an executive officer of another company where any of the Company’s present executives serve on that company’s compensation committee; or (v) the director is a current employee, or an immediate family member of the director is a current executive officer, of another company that has made payments to, or receives payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1,000,000 or two percent of the consolidated gross revenues of such other company.

•

The following commercial or charitable relationships will not be considered to be material relationships that would impair a director’s independence: (i) relationships involving the provision of products or services either by or to the Company or its subsidiaries or affiliates and involving a director, his or her immediate family members, or a company or charitable organization of which the director or an immediate family member is (or, at the time of the transaction, was) a partner, shareholder, officer, employee or director so long as the following condition is satisfied: the products and services are being provided in the ordinary course of business and on substantially the same terms and conditions, including price, as would be available to similarly situated customers; (ii) if a director is an executive officer or an employee, or whose immediate family member is an executive officer, of another company that makes payments to, or receives payment from, the Company for property or services in an amount which, in any single fiscal year, are less than the greater of $1,000,000 or two percent of the consolidated gross revenues of such other company; (iii) if a director beneficially owns, or is an employee of another company that beneficially owns, less than 10% of the Company’s common equity; (iv) if a director is an executive officer or an employee of another company to which the Company is indebted, and the total amount of the indebtedness is less than one percent of the total consolidated assets of the company for which he or she serves as an executive officer or an employee; and (v) if a director serves as an officer, director or trustee of a charitable organization, and the Company’s discretionary charitable contributions to the organization are less than the greater of $1,000,000 or two percent of that organization’s consolidated gross revenues. Notwithstanding the foregoing, no relationship required to be disclosed by the Company pursuant to Item 404 of Regulation S-K shall be treated as categorically immaterial. The Board of Directors reviews annually all commercial, charitable and other relationships of directors.

For the purpose of applying these director independence standards, an “immediate family member” includes a person’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares such person’s home.

The Board of Directors has determined that Messrs. Carlucci, Fung, Haythornthwaite, McLuskie, Olivié, Schwartz, Tan and Tian and Ms. Karch qualify as independent directors within the meaning of Section 303A.02 of the NYSE Listed Company Manual and under the independence requirements adopted by the Board of Directors as set forth above. In the course of the Board’s determination regarding the independence of each non-management director, it considered any transactions, relationships and arrangements as required by Section 303A.02 of the NYSE Listed Company Manual and under the independence requirements adopted by the Board of Directors as set forth above. In reaching the determination that Ms. Karch and Messrs. McLuskie and Tan are independent, the Board of Directors considered the fact that Ms. Karch is Director Emeritus of McKinsey & Company, a director of The Corporate Executive Board Company and a Trustee of the Westchester Land Trust, that Mr. McLuskie is a director of certain subsidiaries of Royal Bank of Scotland Group and that Mr. Tan is a co-founder and minority owner of Cassis International Pte Ltd. The Company contributed approximately $200 to the Westchester Land Trust. Although service as a director of another company alone is not a material relationship that would impair a director’s independence, the above listed relationships were reviewed by the Board of Directors. Furthermore, although each of the other companies listed above has business relationships with the Company, sales to and purchases from these companies amount to less than the greater of $1 million or 2% of that company’s consolidated gross revenues during each of 2006, 2005 and 2004. During all relevant years, none of these relationships were of an amount or nature to impede the exercise of independent judgment of Ms. Karch or Messrs. McLuskie or Tan.

Nomination of Directors. Candidates for nomination to the Board of Directors of the Company are selected by the Nominating and Corporate Governance Committee (the “Nominating Committee”), based on the Nominating Committee’s review of candidates in accordance with the Nominating Committee’s charter. The Nominating Committee also considers director candidates recommended by individual stockholders. The process by which the Committee evaluates candidates submitted by stockholders does not differ from the process it follows for evaluating other nominees. The Nominating Committee also nominates individuals for election as members of the European Board.

When considering the qualifications of a nominee, the Nominating Committee may take into account other factors such as strength of character, maturity of judgment, career specialization and the extent of international experience. For additional information on the nomination process, see the charter for the Nominating Committee and the Company’s Corporate Governance Guidelines, which are located on the Company’s website at http://www.mastercard.com.

The nominees for re-election at the Annual Meeting were approved by the Nominating Committee after evaluating their qualifications and service on the Board of Directors. The Nominating Committee recommended each nominee for approval by the entire Board of Directors.

To nominate individuals to be elected as directors at the 2008 Annual Meeting, stockholders may submit recommendations for nomination in writing to the Secretary of the Company at the address set forth above under “Introduction—Solicitation of Proxies” by the first deadline set forth under “Other Matters—Deadline for Submitting Proposals for Next Year’s Annual Meeting.” The Secretary will forward all bona fide recommendations received by such date to the Nominating Committee for its consideration. Stockholder recommendations should include: (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director or as a member of the European Board all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director or as a member of the European Board if elected, and a statement affirming that such proposed nominee is qualified to serve as a director or as a member of the European Board of the Company under the Company’s by-laws; and (b) as to the stockholder making the recommendation and the beneficial owner, if any, on whose behalf the nomination is made (i) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner, (ii) the class and number of shares of the Company, which are owned beneficially and of record by such stockholder and such beneficial owner, (iii) a representation that the stockholder intends to appear in person or by proxy at the meeting to propose such nomination and (iv) a representation whether the stockholder or the beneficial owner, if any, intends or is a part of a group that intends (A) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to elect the nominee and/or (B) otherwise to solicit proxies from stockholders in support of such nomination. The foregoing requirements will be deemed to have been satisfied by a stockholder if the stockholder has notified the Company of his or her intention to present a nomination at an annual meeting in accordance with applicable provisions of the Exchange Act and such stockholder’s nomination has been included in a proxy statement that has been prepared by the Company to solicit proxies for such annual meeting. The Nominating Committee may request such additional information from the nominee or the stockholder as it deems appropriate.

Non-Management Director Meetings. The non-management directors are afforded a regular opportunity to meet in executive session, or more frequently upon request of any non-management director. The Board of Directors holds regularly scheduled meetings in executive session without management present. The Chairman of the Board of Directors ordinarily presides at such sessions.

Stockholders and other interested parties may contact any member (or all members) of the Board of Directors (including, without limitation, the director that presides over the executive sessions of non-management directors, or the non-management directors as a group), any Board committee or any chair of any such committee by mail or electronically. To communicate with the Board of Directors, any individual directors or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence can be sent by e-mail to General_Counsel@mastercard.com or by mail to MasterCard Incorporated, Board of Directors, 2000 Purchase Street, Purchase, NY 10577.

Documents Available. The Company’s Corporate Governance Guidelines and Supplemental Code of Ethics, as well as the charters of our principal committees can be found on the Company’s website at http://www.mastercard.com. These documents will also be made available in print to any stockholder who requests them by writing to the Corporate Secretary at the address set forth above under “Introduction—Solicitation of Proxies.”

COMMITTEES OF THE BOARD OF DIRECTORS

The Company has a standing Audit Committee, Human Resources and Compensation Committee and Nominating Committee of the Board of Directors which are described below. Because of the IPO and related change in the Company’s governance structure, the director composition of each of the three standing committees changed in May 2006.

Audit. The Audit Committee assists our Board of Directors in fulfilling its oversight responsibilities. Among other things, it reviews the activities, results and effectiveness of internal and external auditors, and confirms the independence of the external auditors. The Audit Committee also reviews the Company’s key risks and controls and its quarterly and annual financial statements. The Audit Committee operates under a written charter, which is available to stockholders through our website at http://www.mastercard.com. The current members of the Audit Committee, each of whom the Board of Directors has determined qualify as independent according to the corporate governance listing standards of the NYSE, are Ms. Karch and Messrs. Carlucci, Haythornthwaite, Olivié, Schwartz (Chairman) and McLuskie. Messrs. Carlucci, Haythornthwaite, Olivié, and Schwartz were elected to the Audit Committee on May 31, 2006. Ms. Karch was appointed to the Audit Committee on February 6, 2007.

The Board of Directors has identified each of Messrs. Schwartz and Carlucci as an “audit committee financial expert” under the applicable SEC rules based on his experience and qualifications.

The Audit Committee held eight meetings during 2006 of which three were held prior to the IPO. No member of the Audit Committee simultaneously serves on the audit committees of more than three public companies.

Human Resources and Compensation. A description of the responsibilities of the Human Resources and Compensation Committee (the “Compensation Committee”) pursuant to its charter are set forth in “Executive Compensation—Compensation Discussion and Analysis—The Compensation Committee’s Responsibilities.” The Compensation Committee operates under a written charter, which is available to our stockholders through our website at http://www.mastercard.com. The members of the Compensation Committee, each of whom the Board of Directors has determined qualify as independent according to the corporate governance listing standards of the NYSE, are Messrs. Carlucci (Chairman), Fung, Olivié and Tan. Messrs. Carlucci, Fung and Olivié were elected to the Compensation Committee on May 31, 2006. Mr. Tan was appointed to the Compensation Committee on February 6, 2007. The Compensation Committee held five meetings during 2006 of which two were held prior to the IPO.

Nominating and Corporate Governance. The Nominating and Corporate Governance Committee considers and nominates individuals to serve as directors of the Company and performs the other functions set forth in its charter, which is available to stockholders through our website at http://www.mastercard.com. The members of the Nominating Committee, each of whom the Board of Directors has determined qualify as independent according to the corporate governance listing standards of the NYSE, are Messrs. Haythornthwaite (Chairman), Schwartz and Tian and Ms. Karch. Messrs. Haythornthwaite, Schwartz and Tian were each elected to the Nominating Committee on May 31, 2006. Ms. Karch was appointed to the Nominating Committee on February 6, 2007. The Nominating Committee held eleven meetings during 2006 of which six were held prior to the IPO.

ATTENDANCE AT MEETINGS

Attendance at Meetings by Directors. The Board of Directors held six meetings during 2006, two of which were held by the Board of Directors prior to the IPO. During 2006 and after the IPO, each director, except for Mr. Tian, who missed one out of four Board meetings, attended 75 percent or more of the aggregate of: (a) the total number of meetings of the Board held during the period when he or she was a director and (b) the total number of meetings held by all Committees of the Board on which such director served during the period when he or she was a director. The number of meetings held by each Committee during 2006 is set forth above.

Attendance at Annual Meetings. The Company endeavors to hold Board and/or committee meetings on the same date as the Company’s annual meeting of stockholders in order to increase the number of directors who attend the annual meeting. Five members, including Mr. Selander, out of a then total of nine members of the Board of Directors attended the 2006 Annual Meeting.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Stockholders and other third parties may send confidential communications directly to the Board of Directors by providing such communications in writing to the Secretary of the Company at the address set forth above under “Introduction—Solicitation of Proxies.” The Company’s General Counsel, or in his absence, another member of the Company’s Law Department, opens all communications received solely for the purpose of determining whether the contents represent a message to the directors. Communications regarding accounting, internal accounting controls and auditing matters, including violations of the Company’s Supplemental Code of Ethics or alleged violations of law, are transmitted by the Secretary to the Audit Committee in accordance with the Company’s Whistleblower Procedures. The General Counsel of the Company is responsible for keeping a docket of all communications received from stockholders of the Company and other third parties which constitute complaints under the Company’s Whistleblower Procedures and summarizing the nature of the complaint. The General Counsel will report any recent developments of items listed on the docket in reasonable detail to the Chairman of the Audit Committee (and, if the Chairman so directs, to the full Audit Committee) at or in advance of its next regularly scheduled meeting. The Company’s Whistleblower Procedures can be found on its website at http://www.mastercard.com. Communications (or a reasonable summary thereof) regarding director nominations and corporate governance matters are transmitted by the Secretary to the Nominating Committee. All other communications (or a reasonable summary thereof) are transmitted by the Secretary to the Audit Committee, which determines which communications are to be transmitted to the Board of Directors or to another committee of the Board. If warranted, the Board of Directors or any of its committees may take appropriate action in connection with a stockholder or third-party communication.

EXECUTIVE OFFICERS OF THE COMPANY

Biographical data for the current executive officers of the Company (the “Executive Officers”) are set forth below, excluding Mr. Selander’s biography, which is included above. Each Executive Officer serves at the discretion of Mr. Selander or the Board of Directors. Each Executive Officer is also a member of the Company’s Policy Committee which manages the Company’s corporate performance and develops corporate strategy.

W. Roy Dunbar, age 46, is President, Global Technology & Operations of MasterCard Incorporated and MasterCard International. Before joining the Company in September 2004, Mr. Dunbar served as president of Eli Lilly and Company’s Intercontinental Region, with responsibility for operations in Africa, the Middle East, the Commonwealth of Independent States, Asia, Latin America and the Caribbean. Prior to that time, he was Vice President—Information Technology and Chief Information Officer of Eli Lilly and Company, where he worked since 1990. Mr. Dunbar currently serves as a director of Electronic Data Systems Corporation and serves as a director of Humana Inc.

Noah J. Hanft, age 54, is General Counsel and Secretary of MasterCard Incorporated and MasterCard International. Mr. Hanft was appointed as General Counsel and Secretary of the Company in October 2000 and has served in various increasingly senior positions at the Company since 1984, except for 1990 to 1993, when Mr. Hanft was Senior Vice President and Assistant General Counsel at AT&T Universal Card Services Corp. Prior to joining MasterCard, Mr. Hanft was associated with the intellectual property law firm of Ladas & Parry in New York. Mr. Hanft began his career as an attorney with the Legal Aid Society and now serves as a member of its board of directors.

Alan J. Heuer, age 65, is Chief Operating Officer of MasterCard Incorporated and MasterCard International. Mr. Heuer is responsible for the Company’s Customer Group, which encompasses customer relations, global marketing, product development and consulting/cardholder services functions, as well as the Company’s regional activities. Mr. Heuer was appointed head of the Customer Group in February 1999 and as Chief Operating Officer in March 2004. Mr. Heuer joined MasterCard International in 1995. Prior to that time, Mr. Heuer served as Executive Vice President, Retail Banking, for the Bank of New York Company, Inc.

Chris A. McWilton, age 48, is Chief Financial Officer of MasterCard Incorporated and MasterCard International. Prior to Mr. McWilton’s appointment as Chief Financial Officer in October 2003, he served as Senior Vice President and Controller of the Company. Prior to joining the Company in January 2003, Mr. McWilton was a partner at KPMG LLP, an international accounting and tax firm, where he specialized in financial and SEC reporting matters. Mr. McWilton joined KPMG LLP in 1980 and was elected to the partnership in 1992. He is a certified public accountant.

Michael W. Michl, age 61, is Chief Administrative Officer of MasterCard Incorporated and MasterCard International. Prior to becoming Chief Administrative Officer of the Company in 2004, Mr. Michl was Executive Vice President, Central Resources. Mr. Michl is responsible for the Company’s Central Resources unit, encompassing the Company’s global human resources and corporate services functions. Mr. Michl joined MasterCard International in 1998 from Avon Products, Inc., where he was Vice President of Human Resources.

CODE OF CONDUCT AND SUPPLEMENTAL CODE OF ETHICS

The Company has a written Code of Conduct (the “Code of Conduct”) that applies to all executive officers, employees and directors of the Company and provides a statement of the Company’s policies and procedures for conducting business legally and ethically. In addition, the Company has adopted a written Supplemental Code of Ethics (the “Code of Ethics”) that applies to the President and Chief Executive Officer, Chief Financial Officer, Controller and other senior officers. Both the Code of Conduct and the Code of Ethics are posted on our website at http://www.mastercard.com.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our voting securities by each person known to us to beneficially own more than five percent of any class of our voting securities, unless otherwise indicated, as of April 9, 2007.

Name and Address of Beneficial Owner	Shares of Class A Common Stock Beneficially Owned	Percent of Total Outstanding Class A Common Stock Beneficially Owned	Shares of Class M Common Stock Beneficially Owned	Percent of Total Voting Power of Class M Common Stock Beneficially Owned (9)
The MasterCard Foundation The Exchange Tower Suite 1030, 10th Floor 130 King Street West Toronto, Ontario M5X 1A9	13,496,933	17%	—	—

Atticus Capital LP(1) 152 West 57th Street, 45th Floor, New York, NY 10019.	7,379,500	9.25%	—	—

FMR Corp.(2) 82 Devonshire Street Boston, MA 02109	5,164,200	6.48%	—	—

Lone Pine Capital LLC(3) Two Greenwich Plaza Greenwich, CT 06830	4,874,315	6.11%	—	—

Viking Global Performance LLC(4) 55 Railroad Avenue Greenwich, CT 06830	4,053,300	5.08%	—	—

JPMorgan Chase & Co.(5) 270 Park Avenue New York, NY 10017	—	—	6	9.95%

Citigroup, Inc.(6) 399 Park Avenue New York, NY 10043	—	—	48	9.27%

HSBC Holdings plc(7) 8 Canada Square London E14 5HQ United Kingdom	—	—	18	5.56%

Bank of America Corporation(8) 100 North Tryon Street Charlotte, NC 28255	—	—	6	5.49%

(1)

Based on an amendment to a statement on Schedule 13G filed on February 14, 2007. Atticus Management LLC, as the general partner of Atticus Capital LP, has voting control and investment discretion with respect to the shares of Class A Common Stock. Timothy R. Barakett is the managing member of Atticus

Management LLC. Atticus Capital LP, Atticus Management LLC and Timothy Barakett share the same address listed above.
(2)	Based on a Schedule 13G filed on February 14, 2007 by FMR Corp., Fidelity Management & Research Company is the beneficial owner of 5,160,100 shares of Class A Common Stock. Edward C. Johnson and FMR Corp. each have sole dispositive power with respect to these shares. Voting power for shares owned directly by the Fidelity Funds resides with the Funds’ Boards of Trustees. Fidelity Management Trust Company is the beneficial owner of 2,300 shares, which Edward C. Johnson and FMR Corp. each has sole power to dispose of and vote. Pyramis Global Advisors Trust Company is the beneficial owner of 1,800 shares, which Edward C. Johnson and FMR Corp. each has sole power to dispose of and vote. FMR Corp., Fidelity Management & Research Company and Fidelity Management Trust Company share the address listed above. Pyramis Global Advisors Trust Company’s address is 53 State Street, Boston, MA 02109.
(3)	Based on a Schedule 13G filed on February 15, 2007 by Lone Spruce, L.P., Lone Balsam, L.P., Lone Sequoia, L.P., Lone Cascade, L.P., Lone Sierra, L.P., Lone Pine Associates LLC, Lone Pine Members LLC, Lone Pine Capital LLC and Stephen F. Mendel, Jr. (collectively, the “Lone Entities”), the Lone Entities share voting and dispositive power with respect to 4,874,315 shares of Class A Common Stock. All of the Lone Entities share the same address listed above.
(4)	Based on an amendment to a statement on Schedule 13G filed on February 14, 2007 by Viking Global Performance LLC (“VGP”), VGP is General Partner of Viking Global Equities LP (“VGE”) and Viking Global Investors LP (“VGI”). VGE shares voting and dispositive power with respect to 1,687,300 shares of Class A Common Stock with VGP and VGI and VGP and VGI beneficially own an aggregate of 4,053,300 shares of Class A Common Stock. The Managing Directors of VGI and Members of VGP, O. Andreas Halvorsen and David C. Ott, have shared power to dispose of and vote Class A Common Stock beneficially owned by VGI and VGP. VGP, VGE, VGI and Messrs. Halvorsen and Ott, share the same address listed above.
(5)	Based on a Schedule 13G filed on February 12, 2007, JPMorgan Chase & Co. shares voting power with respect to its Class M Common Stock with its wholly-owned subsidiary, JPMorgan Chase Bank, National Association, both of which share the same address listed above.
(6)	Based on a Schedule 13G filed on February 13, 2007, Citigroup, Inc. shares investment and voting power with respect to its Class M Common Stock with Citicorp Holdings Inc. and Citibank, N.A., its subsidiaries, all of which share the same address listed above.
(7)	HSBC Holdings plc’s Class M Common Stock reflects the shares of Class M Common Stock held by its subsidiaries on a consolidated basis.
(8)	Based on a Schedule 13G filed on February 13, 2007, Bank of America Corporation shares voting power with respect to its Class M Common Stock with NB Holdings Corporation, Bank of America, National Association, FIA Card Services, National Association, MBNA Europe Bank Limited, and MBNA Canada Bank, all of which share the same address listed above.
(9)	Each stockholder’s voting rights for its Class M Common Stock is based on such stockholder’s global proxy calculation for the twelve months ended June 30, 2006 and reflects the number of votes that can be cast out of a total of 1,000 Class M votes. Because each share of Class M Common Stock has different voting rights and shares of Class M Common Stock may be held by any number of wholly-owned subsidiaries of a beneficial owner, the number of share of Class M Common Stock beneficially owned is not necessarily indicative of the percentage of the total Class M Common Stock voting rights held by such Class M Stockholder.

The following table shows the number of shares of Class A Common Stock and Class A Common Stock equivalents beneficially owned as of April 9, 2007, including shares that could have been acquired within 60 days of that date through the exercise of vested stock options and deferred stock units, by each director, the named executive officers listed on the “Summary Compensation Table”, and all directors and executive officers as a group. Unless otherwise indicated, each of the named individuals and each member of the group has sole voting power and sole investment power with respect to shares owned. The number of shares beneficially owned, as that term is defined by Rule 13d-3 under the Exchange Act, by all directors and executive officers as a group and each director and named executive officer is less than 1% of the Company’s outstanding Class A Common Stock.

Name	Shares of Class A Common Stock Beneficially Owned	Options Exercisable Within 60 Days	Deferred Stock Units

David R. Carlucci	—	—	2,565

W. Roy Dunbar	54,500	9,808	—

Bernard S.Y. Fung	—	—	2,565

Noah J. Hanft	10,682	4,904	—

Richard Haythornthwaite	—	—	3,636

Alan Heuer	60,381	15,577	—

Steven J. Freiberg	—	—	1,345

Nancy J. Karch	—	—	463

Norman C. McLuskie	—	—	2,565

Chris A. McWilton	18,000	5,769	—

Michael Michl	7,010	3,269	—

Marc Olivié	—	—	2,565

Mark Schwartz	—	—	2,565

Robert W. Selander	137,086	48,075	—

Edward Suning Tian	—	—	2,565

Christopher D. Thom	24,200	—	—

Tan Teong Hean	—	—	463

All directors and executive officers as a group (17 persons)	311,859	87,402	21,297

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and officers, and persons who beneficially own more than ten percent of the Company’s common stock, to file initial reports of ownership and reports of changes in ownership of our common stock and our other equity securities with the SEC. Based solely on its review of the copies of such forms received by it and written representations from reporting persons, the Company believes that all of its officers and persons who beneficially own more than ten percent of the Company’s common stock complied with all Section 16(a) filing requirements applicable to them with respect to transactions during fiscal 2006, provided, however, that due to an administrative oversight by the Company immediately following the completion of the IPO, late reports on Form 3, all of which disclosed that no MasterCard Incorporated securities were owned, were filed on June 12, 2006 for the following directors: Manoel Luiz Ferrão de Amorim, who ended his service on the Board of Directors effective March 26, 2007, David Carlucci, Richard Haythornthwaite, Marc Olivié, Mark Schwartz and Edward Suning Tian. A late report on Form 3, which also disclosed that no MasterCard Incorporated securities were owned, was also filed for Bernard S.Y. Fung on June 27, 2006.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Each of the parties discussed below and/or their affiliates are our customers and beneficially own more than five percent of the outstanding voting rights of the Company’s Class M Common Stock. See “Security Ownership of Certain Beneficial Owners and Management.”

Pursuant to a series of agreements, effective as of January 1, 2005, between MasterCard International and JPMorgan Chase Bank, National Association (“JPMorgan Chase”), an affiliate of JPMorgan Chase & Co., JPMorgan Chase and the Company have agreed to certain pricing arrangements for JPMorgan Chase’s use of the Company’s core authorization, clearing and settlement services and certain supplemental user-pay services in the United States. These agreements provide for pricing discounts on our fees and other incentives in exchange for transaction volumes on cards carrying our brands. JPMorgan Chase is a principal member of MasterCard International and owns a portion of the United States franchisee of Mondex International, our wholly-owned subsidiary that operates a prepaid electronic purse program. MasterCard International provides authorization, clearing and settlement services in connection with transactions for which JPMorgan Chase or its affiliates act as issuer or acquirer. In addition, JPMorgan Chase uses several of the Company’s fee-for-service products, including consulting services. A portion of the Company’s $2.5 billion dollar credit facility is syndicated to JPMorgan Chase, for which JPMorgan Chase receives a fee; JPMorgan Chase is the co-administrative agent of that facility and J.P. Morgan Securities Inc., another affiliate of JPMorgan Chase, is the co-arranger of that facility. Additional amounts are paid by the Company for these services. In addition, JPMorgan Chase and its affiliates receive amounts from the Company for cash management services. JPMorgan Chase acts as issuer of the Company’s corporate cards and provides a variety of banking services for the Company and for its employees pursuant to arrangements entered into with the Company. In addition to the agreements described above, the Company enters into other agreements to provide financial and other incentives to JPMorgan Chase and certain of its affiliates or business partners in connection with payment programs issued by JPMorgan Chase, including co-branded and affinity card programs, from time to time. For the full year 2006, net revenues from JPMorgan Chase and its affiliates were approximately $359 million, or 10.8% of our total net revenues. For the full year 2006, the Company paid JPMorgan Chase approximately $4 million for the treasury and other services described above. In addition, in connection with the IPO, we paid our underwriters an aggregate of approximately $120 million in the form of an underwriting discount. As one of the 23 underwriters and one of the 10 representatives of the underwriters in this transaction, J.P. Morgan Securities Inc. shared in this amount.

Pursuant to an agreement, dated as of January 1, 2004, among MasterCard International, Citibank, N.A. (“Citibank”), an affiliate of Citigroup Inc., and certain of its affiliates, Citibank and the Company have agreed to certain pricing arrangements with respect to transaction processing services for Citibank affiliates in North America. Citibank and the Company have also agreed to pricing arrangements for transaction processing services for Citibank’s affiliates outside of North America pursuant to an agreement between MasterCard International and Citibank dated January 3, 2005. Both of these agreements provide for pricing discounts on our fees and other incentives in exchange for transaction volumes on cards carrying our brands. Citibank and certain of its affiliates are principal members of MasterCard International and own a portion of the United States franchise of Mondex International, our wholly-owned subsidiary that operates a prepaid electronic purse program. MasterCard International provides authorization, clearing and settlement services in connection with transactions for which Citibank or its affiliates act as issuer or acquirer. In addition, Citibank uses several of the Company’s fee-for-service products, including consulting services. A portion of the Company’s $2.5 billion dollar credit facility is syndicated to Citibank, N.A., for which Citibank and its affiliates receive a fee; Citibank is the co-administrative agent of that facility and Citigroup Global Markets Inc., another affiliate of Citibank, is the lead arranger of that facility. Additional amounts are paid by the Company for these services. In addition to the agreements described above, the Company enters into other agreements to provide financial and other incentives to Citibank, N.A. and certain of its affiliates or business partners in connection with payment programs issued by Citibank, including co-branded and affinity card programs, from time to time. For the full year 2006, net revenues earned from Citibank and its affiliates were approximately $313 million, or 9.4% of our total net revenues. For the full year 2006, the Company paid Citibank approximately $901,000 for the treasury and other services described above. One of the Company’s directors, Steven J. Freiberg, is Chairman and CEO of Citigroup’s Global Consumer Group N.A. Other representatives of Citibank, N.A. or its affiliates may sit on the Company’s regional boards or business committees. In addition, in connection with the IPO, we paid our underwriters an aggregate of approximately $120 million in the form of an underwriting discount. As one of the 23 underwriters and one of the 10 representatives of the underwriters in this transaction, Citigroup Global Markets Inc. shared in this amount.

Pursuant to an agreement, effective as of July 1, 2003 and as amended on December 27, 2006, between MasterCard International on the one hand and HSBC Bank USA N.A. and HSBC Bank Nevada, N.A., as successor to Household Bank (SB), N.A., on the other hand (collectively, the “HSBC Banks” and both affiliates of HSBC Holdings plc), the HSBC Banks and the Company have agreed to certain pricing arrangements for the HSBC Banks’ use of the Company’s core authorization, clearing and settlement services in the United States. This agreement provides for pricing discounts on our fees and other incentives in exchange for transaction volumes on cards carrying our brands. The HSBC Banks and certain of their affiliates are principal members of MasterCard International and own a portion of the United States franchisee of Mondex International. MasterCard International provides authorization, clearing and settlement services in connection with transactions for which the HSBC Banks act as issuer or acquirer. In addition, the HSBC Banks use several of the Company’s fee-for-service products, including consulting services. A portion of the Company’s $2.5 billion dollar credit facility is syndicated to HSBC Bank USA, N.A., for which HSBC Bank USA, N.A. receives a fee. MasterCard Europe is also party to a 100 million euro uncommitted credit agreement with an affiliate of HSBC. In addition, the HSBC Banks and their affiliates receive amounts from the Company for cash management and investment management services. HSBC Bank USA, N.A. acts as issuer of the Company’s corporate cards and provides a variety of banking services including, but not limited to, foreign exchange for the Company and for its employees pursuant to arrangements entered into with the Company. In addition to the agreements described above, the Company enters into other agreements to provide financial and other incentives to the HSBC Banks and certain of their affiliates or business partners in connection with payment programs issued by the HSBC Banks or their affiliates, including co-branded and affinity card programs, from time to time. For the full year 2006, revenues earned from the HSBC Banks and their affiliates were approximately $176 million, or 5.3% of our total net revenues. For the full year 2006, the Company paid the HSBC Banks and their affiliates approximately $1.5 million for the treasury and other services described above. In addition, in connection with the IPO, we paid our underwriters an aggregate of approximately $120 million in the form of an underwriting discount. As one of the 23 underwriters and one of the 10 representatives of the underwriters in this transaction, HSBC Securities (USA) Inc., an affiliate of HSBC Holdings plc, shared in this amount.

Pursuant to an agreement between MasterCard International and Bank of America, National Association (“Bank of America”), an affiliate of Bank of America Corporation, effective as of January 1, 2006 and as amended on December 27, 2006, Bank of America and the Company have agreed to certain pricing arrangements for Bank of America’s use of MasterCard’s core authorization, clearing and settlement services and certain supplemental user-pay services in the United States and certain other countries. MasterCard International provides authorization, clearing and settlement services in connection with transactions for which bank of America and its affiliates, act as issuers or acquirers. A portion of the Company’s $2.5 billion dollar credit facility is syndicated to Bank of America, for which Bank of America receives a fee. The Company enters into agreements from time to time to provide financial and other incentives to Bank of America, certain of its affiliates or business partners in connection with their payment programs. For full year 2006, net revenues from Bank of America were $180 million, or 5.4% of our total net revenues. For the full year 2006, the Company paid Bank of America approximately $100,000 for fees related to the credit facility.

Board of Director Approval of Related Party Transactions.    The Code of Conduct requires that any transaction that exceeds $120,000 between the Company and a related party, or in which a related party would have a direct or indirect material interest, be promptly disclosed to the General Counsel of the Company. The General Counsel is required to disclose such transactions promptly to the Company’s Board of Directors.

Transactions with related parties must be approved or ratified by the Board of Directors or a committee of the Board of Directors consisting of at least three disinterested directors. Any director having an interest in the transaction is not permitted to vote on such transaction. Under the Code of Conduct a “related party” is any of the following:

•	an executive officer of the Company;

•	a director (or director nominee) of the Company;

•	an immediate family member of any executive officer or director (or director nominee);

•	a beneficial owner of five percent or more of any class of the Company’s voting securities; or

•	an entity in which one of the above described persons has a substantial ownership interest or control of such entity.

Notwithstanding that they may be “related parties” as defined above, transactions between the Company and members of MasterCard International that beneficially own five percent or more of a class of voting securities of the Company that are entered into in the ordinary course of the Company’s business do not require approval of the Board of Directors under the Code of Conduct.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

This Compensation Discussion and Analysis describes the material elements of compensation for MasterCard’s executive officers named in the “Summary Compensation Table”. Our Compensation Committee is primarily responsible for ensuring on behalf of the Board of Directors that the compensation and benefit programs of the Company are fair and appropriate to attract, retain and motivate our employees, including our named executive officers.

Composition of the Compensation Committee

As a result of our IPO in May 2006, we transformed from a private share corporation to a publicly-traded company. At the time of our IPO, most of our directors resigned to enable us to have a Board of Directors represented by a geographically diverse group of individuals who are independent under the rules of the NYSE and SEC and, with the exception of one Class M director who may serve on the Compensation Committee, who have no affiliation with any of our member banks or any affiliate of a member bank. Therefore, the composition of the Compensation Committee changed at the time of our IPO, and accordingly, the compensation determinations on executive compensation payouts discussed in this Executive Compensation section, other than the actual performance-based cash bonuses for 2006 and 2007 compensation determinations, were approved by the pre-IPO Compensation Committee. The table below identifies the persons who served on the Compensation Committee during 2006, before and after our IPO.

Pre-IPO	Post-IPO
Donald Boudreau, Committee Chair	David R. Carlucci, Committee Chair
William Aldinger	Manoel Luiz Ferrão de Amorim
Baldomero Falcones	Bernard S.Y. Fung
Robert Pearce	Marc Olivié

At December 31, 2006, the Compensation Committee was composed of four members of the Board of Directors, each of whom was a non-employee director for purposes of Rule 16b-3 under the Exchange Act, an outside director for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and determined by the Board of Directors to be independent directors within the meaning of Section 303A.02 of the NYSE Listed Company Manual and under the independence requirements adopted by the Board of Directors as set forth in “Board of Directors and Corporate Governance—Director Independence.” Manoel Luiz Ferrão de Amorim was appointed to the Compensation Committee at the time of the IPO and ended his service on the Compensation Committee and the Board of Directors effective March 26, 2007. Tan Teong Hean was appointed to the Board of Directors in January 2007 and appointed to the Compensation Committee in February 2007.

The Compensation Committee’s Responsibilities

The Compensation Committee is responsible for, among other things:

•

reviewing annually and approving the Company’s compensation and benefits philosophy and strategy to ensure that our employees are treated equitably and rewarded appropriately for their contributions to the Company’s growth and profitability;

•	ensuring that our executive compensation strategy supports the Company’s objectives and stockholder interests;

•	reviewing the Company’s compensation and benefit programs and policies, including design, administration, participation and compliance;

•	reviewing and approving company-wide annual and long-term cash or equity incentive compensation plans and ensuring they are administered in a manner consistent with our compensation strategy;

•	reviewing and approving corporate goals and objectives for our Chief Executive Officer and other executive officers’ compensation, including annual and long-term performance objectives;

•	reviewing annually and determining total compensation for our Chief Executive Officer and evaluating his performance in light of established goals and objectives; and

•

reviewing and approving with our Chief Executive Officer, his recommendations with respect to the individual elements of total compensation for our executive officers and key management other than our Chief Executive Officer.

The Compensation Committee regularly reviews the Company’s executive compensation and benefits policies and practices and monitors applicable new rules and evolving best practices. The Compensation Committee has retained its own outside compensation consultant, Towers Perrin, to: (1) assist with the development of peer group companies for comparison of executive compensation, (2) conduct benchmarking of executive officer compensation, and (3) advise on executive compensation and equity plan design. Towers Perrin also provides consulting services to the Company, including actuarial and survey-related services. In retaining Towers Perrin, the Compensation Committee considered the other services it provides to the Company and determined that those services would not affect its independence. During 2006, the Compensation Committee met five times and, during a majority of those meetings, also met in executive session without management present.

At the end of each fiscal year, the Compensation Committee reviews and makes decisions on the elements and amount of compensation for our named executive officers.

More information about the Compensation Committee can be found under “Committees of the Board of Directors—Human Resources and Compensation.” The Compensation Committee’s charter is available on the Company’s website at http://www.mastercard.com.

The Company’s Compensation Principles

The Company’s compensation decisions for our named executive officers, which are approved by the Compensation Committee, are based on the following core principles:

•

Executive officer goals should be linked with customer and stockholder interests. The Company’s compensation policies are designed to align the interests of our executive officers with those of our customers and our stockholders. For example, for 2006, for our named executive officers to be eligible for a payout under our Senior Executive Annual Incentive Compensation Plan (“SEAICP”), the Company first had to meet a pre-determined internal minimum adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”) target. Upon achievement of the minimum adjusted EBITDA target, the amount of the payout was solely based upon achievement of pre-determined quantitative and qualitative corporate performance goals during 2006, which included executing against key account plans, delivering against global priorities, achieving net income targets, improving the ratio of income to revenue, net revenue growth and return on equity and enhancing organizational capabilities, including establishing a new corporate governance structure in light of our IPO. In addition, cash bonus awards for 2007 are funded based on equal weightings of the Company’s net income and return on equity (“ROE”) against predetermined net income and ROE targets. Actual awards are then determined by the Compensation Committee.

•

Pay should be performance-based. We provide a total compensation program consisting of fixed and variable pay, with an emphasis on variable pay to reward short- and long-term performance versus pre-established goals and objectives.

•

Compensation opportunities must be competitive to attract and retain talented employees. Each year, the Compensation Committee assesses the competitiveness of total compensation levels for executives to enable us to successfully attract and retain executive talent.

Peer Groups

In 2003, the Compensation Committee established peer groups to assist the Compensation Committee in assessing the competitiveness of the Company’s compensation practices for its executive officers. The Compensation Committee considered a number of different potential peer groups from which it selected what it believes is the most relevant peer group for the Company. The Compensation Committee established one peer group for assessing the compensation for Robert Selander, the Company’s President and Chief Executive Officer, and a separate peer group for other executive officers. In selecting the peer groups, the Compensation Committee considers companies representative of the types of organizations from which the Company recruits, and to which the Company loses, executive talent.

The Compensation Committee determined that the peer group for Mr. Selander would be composed of three different types of companies: full-service banks or bank holding companies, processors and other diversified financial services companies and companies with recognized global brands. The full-service banks or bank holding companies were chosen because they represent the complexities inherent in managing a financial enterprise with multiple revenue sources. The processors and other diversified financial services companies that were chosen represent peers that engage in sectors in which the Company conducts its primary business. The Compensation Committee chose companies with global brands because they reflect the fact that MasterCard is a well-known brand with significant emphasis on marketing. For 2006, the peer group for Mr. Selander consisted of the following companies:

Full-Service Banks or Bank Holding Companies	Processors and Other Diversified Financial Services Companies	Global Brands
The Bank of New York	Alliance Data Systems Corp.	BP
Capital One Financial Corp.	Americredit Corp.	Caterpillar
Golden West Financial Corp.	Certegy	Kellogg
Marshall & Ilsley Corp.	CheckFree Holdings	Levi Strauss
Mellon Financial Corp.	Countrywide Financial Corp.	Motorola
National City Corp.	First Data Corp.	Nike
PNC Financial Services Group	Fiserv	PepsiCo
SunTrust Banks	Synovus Financial Corp.	Sun Microsystems
	Total System Services	Tiffany
Xerox
Yahoo!

MBNA Corporation, Metris Corporation and Providian Financial Corporation were originally part of the peer group, but were acquired by other entities in 2005.

The compensation of our other named executive officers is compared to a similar but separate peer group. The peer group reviewed by the Compensation Committee for other named executive officers includes a number of financial services and general industry firms that reflect a similar size, scope and complexity to that of the Company. Additionally, these peer companies are participants in the proprietary survey database of the Compensation Committee’s consultants so that pay data for executive positions can be analyzed and reported to the Compensation Committee. Accordingly, the peer group does not include competitors that do not participate in the survey on executive officer compensation. For 2006, the peer group for the named executive officers, other than our Chief Executive Officer, consisted of 41 companies in financial services (credit card companies, banks, processors and insurance companies) with assets ranging from $15 billion to $110 billion and annual revenues between $3 billion and $25 billion. The peer group also consisted of 127 “general industry” firms with annual revenues ranging from $10 billion to $20 billion.

On an annual basis, the Compensation Committee intends to evaluate and, if appropriate, modify the peer group to ensure that it remains representative of the Company’s peers based on factors that the Compensation Committee deems appropriate.

Program Elements

The elements of our executive compensation program consist of base salary, annual incentive and long-term incentive compensation. The Company’s philosophy generally is to target compensation levels between the median and 75th percentile of the blended peer groups for the named executive officers, as described above. While the Compensation Committee reviews the compensation paid to executive officers at the peer groups, the Compensation Committee also considers other factors, including the experience and performance of each named executive officer.

The Compensation Committee makes decisions on executive compensation from a total direct compensation perspective, which generally includes base salary, annual incentive and long-term incentive compensation. In assessing and determining compensation for our named executive officers, the Compensation Committee examines competitive data for each of the various compensation elements and makes decisions after considering each individual element and its effect on total compensation. For example, in 2006, the Compensation Committee reduced the target annual cash incentive award of Mr. Selander, but increased his target long-term equity award. The resultant mix of annual compensation to long-term compensation placed Mr. Selander’s targeted total direct compensation within the 50th and 75th percentile of the peer group. “Tally sheets” showing, for each named executive officer, the individual compensation elements, amounts of each element, total compensation, participation in benefit programs and perquisites and other personal benefits were reviewed by the Compensation Committee in 2007.

Prior to our IPO in May 2006, the Compensation Committee decided for the first time to make equity awards part of the compensation to our executive officers. Each employee below the executive management level who was employed by the Company on the date of the IPO received a special, one-time “Founders’ Grant” of 100 restricted stock units (“RSUs”) to provide an incentive for all of our employees to enhance stockholder value. The Founders’ Grant vests on the third anniversary of the date of grant, subject to continued employment with the Company on the vesting date. No special “Founders’ Grant” was made to our named executive officers. Annual grants of stock options and RSUs were made in 2006 to named executive officers and other key employees in lieu of any cash-based long-term awards. The Compensation Committee made these grants because it believes that having executives who have a significant equity stake in the Company aligns their interests with those of our stockholders. The Compensation Committee determined that, in addition to the annual grants made for 2006 to named executive officers and other key managers of the Company, each individual who was a participant in the Executive Incentive Plan or the Senior Executive Incentive Plan (collectively, the “EIP”), which were cash-based long-term incentive plans, would have an opportunity to convert existing cash awards into RSUs. Accordingly, we offered all participating employees, including the named executive officers, the choice of converting the remaining 20% of the previously-granted 2002-2004, 2003-2005 and 2004-2006 EIP awards into RSUs at the time of our IPO. In addition, the 2005-2007 EIP award was mandatorily converted into RSUs at the time of our IPO. In each case, a 20% conversion premium was added and the converted units retained the same vesting schedule as the original awards they replaced. The Compensation Committee determined that a 20% conversion premium was appropriate principally for two reasons: (1) the EIP required a replacement of equal or greater value in the event of unilateral termination of the plan, and (2) the Compensation Committee, after consultation with its compensation consultants, had previously applied a reduction factor to the competitive peer group long-term incentive data based on the assumption that the MasterCard cash plan had less volatility than the stock-based plans of companies whose shares were traded in the open market. The “Grants of Plan-Based Awards” table enumerates the 2006 grants and the prior long-term awards that were converted at the time of our IPO.

Base Salary. Base salaries for named executive officers are generally established between the median and 75th percentile of the competitive market. The Compensation Committee determines base salaries using competitive market data to reflect the contribution of the individual in the management hierarchy. All salaried employees are eligible for annual merit increases based primarily on performance of their job responsibilities and their position relative to the job market. Base salaries are generally held constant for senior level executives once market competitive levels have been achieved, subject to competitive factors and/or changing job responsibilities.

Annual Incentive. We provide our named executive officers with an opportunity to earn cash incentive awards through the SEAICP. These awards are designed to reward the attainment of specific performance measures during a fiscal year. The Compensation Committee generally establishes target annual incentives between the median and 75th percentile of the competitive market. Each named executive officer’s target SEAICP opportunity is determined based on competitive market practices and internal equity considerations.

Performance goals for our named executive officers for 2006 under the SEAICP were established in the beginning of 2006. For 2006, for our named executive officers to be eligible for a payout under the SEAICP, the Company first had to meet a pre-determined internal minimum adjusted EBITDA target. Upon achievement of the minimum adjusted EBITDA target, the amount of the payout was solely based upon achievement of pre-determined quantitative and qualitative corporate performance goals during 2006, which included executing key account plans, working toward global priorities, achieving net income targets, improving the ratio of income to revenue, net revenue growth, and return on equity and enhancing organizational capabilities, including establishing a new corporate governance structure in light of our IPO. Based on our fiscal year 2006 performance, the SEAICP was funded at maximum levels for named executive officers. Bonuses were ultimately paid out between target and maximum amounts for each of the named executive officers, as the Compensation Committee exercised some level of negative discretion in all cases. Negative discretion is applied by the Compensation Committee in the event that the funding mechanism for the plan exceeds the amount that the Compensation Committee believes represents appropriate compensation to the named executive officers.

The table below sets forth the threshold, target, maximum and actual payout under our SEAICP for 2006 for each of our named executive officers:

	Threshold	Target	Maximum	Actual
Robert W. Selander	$675,000	$1,350,000	$3,375,000	$3,000,000
Chris A. McWilton	$250,000	$500,000	$1,000,000	$900,000
Alan J. Heuer	$375,000	$750,000	$1,500,000	$1,300,000
Christopher D. Thom	$250,000	$500,000	$1,000,000	$0	(1)
W. Roy Dunbar	$300,000	$600,000	$1,200,000	$810,000
Michael W. Michl	$202,500	$405,000	$810,000	$600,000
Noah J. Hanft	$202,500	$405,000	$810,000	$800,000

(1)	Mr. Thom was not employed by the Company on the date of the payout of awards for 2006 and will receive payment in lieu of an award under the SEAICP as part of his severance payment. See “Potential Payments Upon Termination or Change-in-Control” for a description of the amounts payable to Mr. Thom.

Long-Term Incentive. RSUs and stock options were granted to employees and executives of the Company in May 2006 in dollar-denominated amounts, since the Company’s stock was not yet publicly traded when the grants were approved by the Compensation Committee. Under the MasterCard Incorporated 2006 Long-Term Incentive Plan (“LTIP”), the exercise price for options granted at the time of the IPO was the IPO price of $39 per share. The Compensation Committee authorized the awards of RSUs to be converted from dollar-denominated amounts to numbers of units at the time of the IPO using the IPO price as the conversion price. For grants in 2007 and in subsequent years, the LTIP requires stock option grants to have an exercise price equal to the closing price of our Class A Common Stock on the date of grant. Additionally, beginning with the 2007 equity grants, named executive officer participation in the LTIP is conditioned upon a participant signing a non-solicitation and non-competition agreement with the Company that is effective for the greater of twelve months after his or her termination from the Company or the remaining vesting period of any award held by such participant who has retired.

The Compensation Committee determined that for 2006 Mr. Selander should receive an LTIP award that was composed of 50% in value in stock options and 50% in value in RSUs. In making its determination, the Compensation Committee considered certain peer group information, which suggested a weighting of equity-

based awards of 60% in stock options and 40% in other equity-based awards. Given the number of shares available for granting and a more recent trend away from stock options, the Compensation Committee determined that a split of 50% in each type of award was appropriate. The Compensation Committee also considered the effects of a Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (Revised 2004), Share-Based Payment (“FAS 123R”), on the Company’s accounting for stock-based payments, and considered that the grant of RSUs would not qualify for a deduction under Section 162(m) of the Internal Revenue Code for performance-based compensation. Finally, the Compensation Committee considered the policy of having a Chief Executive Officer and other named executive officers receive a significant portion of their total direct compensation in equity awards to motivate and provide an incentive for these officers and to align their interests with those of our stockholders. With no prior stock price history or volatility to determine an actual Black-Scholes value for the stock options, the Compensation Committee decided on a ratio of options for three shares to each share represented by RSUs, equating to a Black-Scholes ratio of 33.3%, approximately the median of Black-Scholes ratios for companies within the S&P 500 Index. Subsequently, a Black-Scholes value was determined for the fair value of the options as of grant date. Assumptions used in the valuation of the stock options are included in footnote 16 to the Company’s audited financial statements for the fiscal year ended December 31, 2006 included in the Company’s Form 10-K. Each of the other named executive officers, except for Mr. Thom, received equity awards that consisted of stock options and RSUs.

Under the EIP, the Compensation Committee determined that the 80% portion of the award granted for the 2004-2006 performance period that was payable in January 2007 would not be converted at the time of the IPO to RSUs, but rather would be paid out in cash. The Compensation Committee made this decision because the performance cycle was more than 75% completed by the time of the IPO. Based on the Company’s performance over the 2004-2006 performance period, performance units were valued between target and maximum levels. Performance was evaluated against qualitative and quantitative targets over the three-year performance period. The EIP has now been replaced with the LTIP and no other cash payments to named executive officers are expected to be made under the EIP in the future.

Year-end Process

Compensation decisions for the named executive officers for the current year are generally discussed in the fourth quarter of the prior year and approved in the first quarter of the current year, when earnings for the prior year have been determined and the related fiscal year-end financial statements have been audited.

In connection with annual compensation decisions, Mr. Selander presents compensation recommendations for the named executive officers other than himself to the Compensation Committee for its review and discussion. Mr. Selander also provides a summary of individual and company performance and an assessment of each executive officer’s potential and core competencies. When the discussion relates to Mr. Selander’s performance and compensation, Mr. Selander is excused from the meeting. The Chief Administrative Officer and the Chairman of the Compensation Committee then lead the discussion on Mr. Selander’s performance and make a recommendation to the Compensation Committee concerning Mr. Selander’s base salary, annual incentive target and long-term incentive target for the ensuing year and the amount of bonus payout for the most recently-completed year. The Compensation Committee also receives a presentation by its compensation consultant, which includes compensation information from the peer group companies, and discusses compensation matters with the consultant. The Compensation Committee then makes compensation determinations for named executive officers pending a satisfactory outcome of the year-end financial statement audit.

Other Compensation

The other elements of compensation include perquisites and other personal benefits, deferred compensation and other benefits.

Perquisites and Other Personal Benefits.    For 2006, perquisite allowances were approved for each of the named executive officers. The allowances were designed to give each named executive officer a discretionary amount to spend. In 2006, the perquisite allowance was not eligible for a tax gross up. For security reasons, the Company also pays for home security systems and monitoring for a number of the named executive officers. For more information on perquisites and other personal benefits provided to our named executive officers, refer to the “All Other Compensation” table in this proxy statement. The Compensation Committee periodically reviews the level of perquisites and other personal benefits provided to our named executive officers.

Deferred Compensation.    In 2006, all employees, including the named executive officers, who exceeded an annual compensation threshold of $175,000 during 2005, were eligible to defer a portion of future compensation into a non-qualified deferred compensation arrangement, referred to as the MasterCard Deferral Plan. None of the named executive officers elected to defer compensation in 2006. Our management and the Compensation Committee will continue to monitor developments in Congress regarding deferred compensation programs and plan to assess the utility of maintaining a deferred compensation plan in the future.

The Company maintains the Value Appreciation Plan (“VAP”), a frozen incentive compensation plan established in 1995 for executive officers and other key employees. Annual awards were granted to VAP participants from 1995 through 1998, entitling participants to receive on their exercise of vested rights the net appreciation of a portfolio of bank stocks through September 30, 2004 and, beginning on October 1, 2004, earnings on investments in third-party investment vehicles. Participants have been fully vested in the VAP since 2004. In 1999, the VAP was replaced by the EIP. Although contributions to the VAP have been discontinued, assets remain in the plan and vested rights must be exercised by participants no later than January 31, 2008.

Additionally, awards of RSUs converted from the EIP in connection with the IPO and other RSUs granted in 2006 that are not forfeitable by, and have not been released to, the named executive officers are considered deferred compensation. Information regarding these payments can be found in the “Nonqualified Deferred Compensation” table.

Other Benefits.    The Company maintains several other benefit plans and programs in which named executive officers are eligible to participate. These include the MasterCard Accumulation Plan (“MAP”), the Shared Profit and Savings Plan, the Retirement Restoration Plan, a Supplemental Executive Retirement Plan (“SERP”) and our health and welfare programs. The Company desires to provide competitive benefits to all employees of the Company. The Compensation Committee is responsible for reviewing specific benefit arrangements for named executive officers and other key employees to determine competitiveness in the market, as well as to ensure that these programs are consistent with management’s objectives to attract, retain and motivate high-performing employees.

The MAP is a tax-qualified defined benefit pension plan that provides benefits using a cash balance formula. Generally all U.S. employees of the Company, including named executive officers, are eligible to participate in this plan. Under the cash balance formula, a deferred account is established for each participant, to which a percentage of the participant’s eligible compensation is credited, 4.5% for the first four years of service increasing to 12% for the twentieth through the thirtieth year and zero thereafter. Certain participants who were both participants in the MAP, and at least 50 years of age on December 31, 2000, are entitled to minimum pay credits of 9%, commencing at age 50, and up to a maximum of 14% at age 60 and greater. Eligible compensation includes a participant’s base salary and bonuses. In addition to the pay credits, a participant’s account under the MAP receives investment credits based on the yield on 30-Year Treasury securities.

The Shared Profit and Savings Plan is a retirement plan for U.S. employees, including named executive officers. The components of the plan include a 401(k) feature with employee contribution, an employer matching contribution and a profit sharing award based on the Company’s net income.

The Retirement Restoration Plan is a non-tax-qualified restoration plan for certain highly-compensated employees, including named executive officers. Section 415 of the Internal Revenue Code generally places a limit on the amount of pension that can be paid annually from a tax-qualified plan (for 2006, $175,000) as well as on the amount of annual earnings that can be used to calculate a pension benefit (for 2006, $220,000). The Retirement Restoration Plan pays eligible employees retirement benefits equal to the difference between the amount payable under our tax-qualified plans and the amount they would have received without the limits imposed by Section 415 of the Internal Revenue Code.

The Company also maintains a supplemental defined benefit pension plan, the SERP, for its key executives. Currently, participation in the SERP is restricted solely to the named executive officers. Participants in the SERP may receive an annual benefit at retirement equal to a designated percentage of the participant’s final 48 month average base pay (determined as of the vesting date), expressed as a life-annuity, reduced by a benefit under a hypothetical prior employer benefit plan and the amount of benefits received under the MAP, the Retirement Restoration Program and Social Security. The designated percentages are 100% for the Chief Executive Officer, Mr. Selander, and 80% for all other participants. To the extent that the offsets are greater than the aggregate SERP benefit, a participant would not receive a payout under the SERP. Participants in the SERP generally vest in their benefits upon the attainment of age 60 and four years of SERP participation while employed by the Company.

CEO Compensation and Performance

Mr. Selander’s fiscal year 2006 compensation consisted of base salary, an annual incentive award and a long-term incentive award. The Compensation Committee determined the level for each of these elements using methods consistent with those used for our other named executive officers.

During the fiscal year ended December 31, 2006, MasterCard achieved several significant milestones, including:

•	successful completion of our IPO, which transformed the Company from a private share corporation to a publicly-traded company;

•	establishment of The MasterCard Foundation;

•	revenue growth of 13.2%, from $2.9 billion in 2005 to $3.3 billion in 2006;

•	achievement of full-year gross dollar volume (GDV) of nearly $2 trillion;

•

net income of $50 million, or $0.37 per share, based upon generally accepted accounting principles in the United States (taking account of a $395 million non-cash expense resulting from the donation of shares of the Company’s Class A common stock to The MasterCard Foundation at the time of the IPO, a $25 million reserve for litigation settlements and $7 million in interest income earned on IPO proceeds held until redemption of the Company’s shares of Class B Common Stock), or net income of $457 million, or $3.37 per share, adjusting for the aforementioned items; and

•	celebration of our 40th anniversary and successful launch of MasterCard Worldwide, a new corporate brand.

Despite these milestones during 2006, the Compensation Committee decided not to increase Mr. Selander’s base salary. However, in light of the significant achievements of the Company in 2006, including achievement of corporate goals that allowed the SEAICP to be funded at maximum levels, and Mr. Selander’s role in those achievements, in March 2007, Mr. Selander received an SEAICP award of $3,000,000 in respect of 2006. In addition, Mr. Selander received a long-term incentive award of stock options and performance share units valued at $5,000,000 for 2007.

Stock Option Grant Practices

The Compensation Committee has adopted a policy with respect to equity awards that contains procedures to prevent stock option backdating or other timing issues. Under the policy, the Compensation Committee has exclusive authority to grant equity awards to our named executive officers and other employees. The policy also provides that annual equity grants to employees will be made on March 1 each year. If March 1 falls on a weekend, the last business day prior to March 1 will be the effective date of the grant. The exercise price for any stock options granted will be the closing price of our Class A Common Stock on the NYSE on the grant date. Grants of equity awards to new employees or to reflect promotions or other special events may be made during other times in the year. If an employee joins the Company and has been offered stock-based awards as part of his compensation, approval from the Compensation Committee will be sought at the next regularly scheduled Compensation Committee meeting and the exercise price of any stock options will be the closing price of our Class A Common Stock on the NYSE on the date of the Compensation Committee’s approval of the award, unless the Company is in a company-imposed black-out period under its insider trading policy. Under the Company’s insider trading policy, named executive officers, other employees with access to material non-public information about the Company and directors are prohibited from engaging in transactions in the Company’s securities during black out periods, and the Compensation Committee’s policy with respect to option grants that occur on dates other than March 1 is consistent with the Company’s insider trading policy. In such case, the grant date would be the fourth trading day on the NYSE after the Company publicly releases its earnings for its most recent fiscal quarter.

Stock Ownership Guidelines; Hedging Prohibition

The Compensation Committee believes that stock ownership guidelines are important for the purpose of aligning the interests of named executive officers and key employees with the interests of stockholders. Therefore, in December 2006, the Compensation Committee adopted executive stock ownership guidelines. These ownership guidelines cover approximately 70 key managers and executives, including the named executive officers. The guidelines encourage ownership of one to six times the individual’s base salary in stock. Under the guidelines, Mr. Selander is encouraged to hold at least six times his base salary in stock, our Chief Operating Officer at least five times his base salary in stock and the other named executive officers at least four times their base salary in stock. For purposes of these guidelines, shares of the Company’s common stock held directly or indirectly by the named executive officer are included; however, restricted stock, RSUs, performance share units and unexercised stock options held by the named executive officer are excluded. Each employee is given three years to attain these ownership levels. The guidelines are waived once an executive reaches the age of 62. In general, the Compensation Committee does not consider any previous awards when determining the compensation of the named executive officers. However, if an executive officer does not meet the stock ownership guidelines described above, the Compensation Committee may direct a larger percentage of the executive officer’s future compensation into equity-based compensation.

Under the Company’s Code of Conduct, employees are not permitted to hedge their economic exposure to the Company’s stock that they own, meaning that employees may not engage in trading in or writing options, buying puts, calls, other derivative securities, short selling or similar types of transactions in the Company’s securities.

Tax Implications

Deductibility of Executive Compensation.    As part of its role, the Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which requires that public companies meet specific criteria in order to deduct, for federal income tax purposes, compensation over $1,000,000 paid to the Chief Executive Officer and the next four highest compensated executive officers. We believe that compensation paid under the SEAICP and the LTIP are generally fully deductible for federal income tax purposes. However, the award of RSUs granted at the time of our IPO upon conversion of performance unit awards that had previously been granted under our EIP was not eligible for the deduction under Section 162(m) because the RSUs were converted at a 20% premium to the EIP performance units and were time-based instead of performance-based. In addition, the award of RSUs granted in 2006 was not eligible for the deduction under Section 162(m) because such awards were time-based instead of performance-based. The Compensation Committee believes that its primary responsibility is to provide a compensation program that attracts, retains and rewards the executive talent needed for the Company’s success. Consequently, as it did in 2006, in any year the Compensation Committee may authorize compensation in excess of $1,000,000 that is not performance-based under Section 162(m). The Compensation Committee recognizes that the loss of a tax deduction may be unavoidable in these circumstances.

Nonqualified Deferred Compensation.    On October 22, 2004, the American Jobs Creation Act of 2004 was signed into law, changing the tax rules applicable to nonqualified deferred compensation arrangements. While the final regulations have not become effective yet, the Company believes that it is operating in good faith compliance with the statutory provisions that were effective January 1, 2005 in order to avoid the imposition of excise taxes.

2007 Compensation

On February 5, 2007, the Compensation Committee approved performance targets for the year ended December 31, 2007 that will be used to determine amounts of cash bonus awards that may be paid to named executive officers under the SEAICP. The cash bonus awards for 2007 under the SEAICP are based on the Company’s achievement of predetermined net income and return on equity targets and the actual bonus award payout amounts will be based on an equal weighting of the level of performance achieved against such targets. The Compensation Committee may reduce award amounts at its discretion. The Compensation Committee set the 2007 annual incentive awards (as a percentage of base salary) under the SEAICP for our named executive officers as follows:

	Performance Level Achieved
Name	Threshold	Target	Maximum

Robert W. Selander	75%	150%	375%
Chris A. McWilton	50%	100%	250%
Alan J. Heuer	50%	100%	250%
W. Roy Dunbar	50%	100%	250%
Michael W. Michl	45%	90%	225%
Noah J. Hanft	45%	90%	225%

Performance below threshold would result in no cash bonus payout.

On March 1, 2007, the Compensation Committee granted the following aggregate dollar amounts of stock options, performance units and RSUs to our named executive officers:

Name	Stock Options	Performance Units	Restricted Stock Units	Total
Robert W. Selander	$2,500,000	$2,500,000	—	$5,000,000
Chris A. McWilton	$500,000	$500,000	$750,000	$1,750,000
Alan J. Heuer	$1,350,000	$1,350,000	—	$2,700,000
W. Roy Dunbar	$850,000	$850,000	—	$1,700,000
Michael W. Michl	$425,000	$425,000	—	$850,000
Noah J. Hanft	$425,000	$425,000	$500,000	$1,350,000

The stock option awards have an exercise price of $106.29 per share (the closing price of the Company’s Class A Common Stock on the NYSE on the grant date) and vest in four equal annual installments beginning on March 1, 2008. The stock option awards have a term of ten years.

Performance units were converted from the dollar amount shown above to performance units based on a share price of $106.29. The ultimate number of shares to be received by the named executive officer upon vesting will be determined by the Company’s performance against predetermined net income and return on equity goals for the three-year period commencing January 1, 2007. Vesting of the performance units and the release of the underlying shares will occur on or about February 28, 2010.

RSUs were converted from the dollar amount shown to units based on a share price of $106.29 and will vest on February 28, 2010, provided that the named executive officers remain employed by the Company on such date.

Severance Agreements

The Company has entered into employment agreements with each of the named executive officers, which provide severance under certain circumstances. For a discussion of these severance arrangements, refer to the section of this proxy statement entitled “Potential Payments Upon Termination or Change-in-Control.”

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the above Compensation Discussion and Analysis with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE HUMAN RESOURCES AND COMPENSATION COMMITTEE

David R. Carlucci, Chairman
Bernard Fung
Tan Teong Hean
Marc Olivié

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of the members of the Compensation Committee has ever served as an officer or employee of the Company. In addition, no executive officer of the Company serves on the compensation committee or board of directors of a company for which any of our directors serves as an executive officer.

SUMMARY COMPENSATION TABLE

The following table summarizes the total compensation paid or earned by each of the seven members of the Company’s Policy Committee for the fiscal year ended December 31, 2006 (“named executive officers”), which includes our principal executive officer, principal financial officer and the three most highly compensated executive officers. As discussed in footnotes (1), (2) and (3) to the Summary Compensation Table, amounts in the “Stock Awards,” “Option Awards” and “Non-Equity Incentive Plan Compensation” columns may not be comparable among the named executive officers because certain of our named executive officers are retirement-eligible, while others are not. Whether a named executive officer is retirement-eligible or not affects the amount of compensation we report in these columns.

Summary Compensation Table

Name & Principal Position (a)	Year (b)	Salary ($) (c)		Bonus ($) (d)		Stock Awards ($)(1) (e)	Option Awards ($)(2) (f)		Non-Equity Incentive Plan Compensation ($)(3) (g)	Change in Pension Value & Nonqualified Deferred Compensation Earnings ($)(4) (h)		All Other Compensation ($)(5) (i)	Total ($) (j)
Robert W. Selander	2006	$900,000		$—		$3,850,835	$2,815,272		$4,886,000	$425,744		$2,450,912	$15,328,763
President, Chief Executive Officer

Chris A. McWilton	2006	$495,833		$—		$391,505	$76,780		$1,538,674	$12,274		$207,136	$2,722,202
Chief Financial Officer

Alan J. Heuer	2006	$750,000		$1,000,000	(6)	$2,726,198	$912,189		$2,427,000	$128,098	(7)	$2,328,067	$10,271,543
Chief Operating Officer

Christopher D. Thom(8)	2006	$648,077	(9)	$—		$1,691,527	$—	(10)	$793,500	$432,026		$2,897,444	$6,462,574
Chief Risk Officer

W. Roy Dunbar	2006	$600,000		$1,995,000	(11)	$611,669	$130,536		$1,670,849	$98,395		$110,049	$5,216,498
President, Global Technology & Ops

Michael W. Michl	2006	$447,917		$—		$965,566	$191,433		$991,000	$711,573		$1,271,929	$4,579,418
Chief Administrative Officer

Noah J. Hanft	2006	$445,833		$—		$783,723	$141,267		$1,497,410	$240,646		$434,571	$3,543,450
General Counsel

(1)	Represents the amount of compensation cost recognized by the Company in fiscal 2006 for: (i) an award of RSUs resulting from the conversion of performance unit awards that had previously been granted under the EIP into shares of the Company’s Class A common stock in connection with the IPO (the “EIP Awards”) from the Company’s adoption of FAS 123R following the IPO and (ii) an award of RSUs for 2006 (the “2006 Awards”) as though the awards were subject to FAS 123R for the entire year, although prior to the IPO in May 2006, the 2006 Awards were being accounted for as cash awards. The awards referenced above were each granted at the IPO price of $39.00 per share. For Messrs. Selander, Heuer, Thom and Michl, who are each retirement-eligible, the amount represents (i) the grant date fair value of the 2006 Awards and (ii) costs of the modification of the EIP Awards from cash awards to equity awards in accordance with FAS 123R, including the 20% premium for the conversion of the EIP Awards into RSUs partially offset by performance score changes. For Messrs. McWilton, Dunbar and Hanft, who are not retirement-eligible, the amount represents the pro-rata portion of the costs recognized in 2006 for: (i) the 2006 Awards as if they were subject to FAS 123R for the entire year, (ii) the EIP Awards after the conversion of the awards to RSUs, and (iii) costs of the modification of the EIP Awards from cash awards to equity awards in accordance with FAS 123R, including the 20% premium for the conversion of the EIP Awards into RSUs partially offset by performance score changes. For Mr. Hanft, the 2006 Awards have accelerated expense recognition due to the fact that he will reach retirement age prior to the original vesting schedule. Assumptions used in the calculation of this amount are included in footnote 16 to the Company’s audited financial statements for the fiscal year ended December 31, 2006 included in its Annual Report on Form 10-K filed with the SEC.
(2)	Represents the amount of compensation cost recognized by the Company in fiscal 2006 related to stock options granted in fiscal 2006 as though they were subject to FAS 123R for the entire year, although prior to the IPO in May 2006, the awards were being accounted for as cash awards. For Messrs. Selander, Heuer and Michl, who are each retirement-eligible, the amount represents the grant date fair value in accordance with FAS 123R. For Mr. Hanft, the amount represents the accelerated expense recognition due to the fact that he will reach retirement age prior to the original vesting schedule. For Messrs. McWilton and Dunbar, the amount represents the pro-rata portion of the costs recognized in 2006. Assumptions used in the calculation of this amount are included in footnote 16 to the Company’s audited financial statements for the fiscal year ended December 31, 2006 included in its Annual Report on Form 10-K filed with the SEC.

(3)	Amounts represent performance-based cash bonuses paid on March 15, 2007 and earned by the named executive officers in fiscal 2006 (Mr. Selander—$3,000,000; Mr. McWilton—$900,000; Mr. Heuer—$1,300,000; Mr. Dunbar—$810,000; Mr. Michl—$600,000; and Mr. Hanft—$800,000). Amounts also represent: (i) a cash payment under the EIP attributable to the portion of the performance unit award earned in 2006 for the 2004-2006 performance period and (ii) the portion of compensation cost attributable to the EIP Awards during 2006 prior to the conversion of the awards to RSUs in May 2006 (Mr. Selander—$1,886,000; Mr. McWilton—$638,674; Mr. Heuer—$1,127,000; Mr. Thom—$793,500; Mr. Dunbar—$860,849; Mr. Michl—$391,000; and Mr. Hanft—$697,410).
(4)	Amounts reflect the actuarial increase in the present value of the named executive officer’s benefits under the MAP and the SERP determined using interest rate and mortality rate assumptions consistent with those used in the Company’s financial statements and include amounts which the named executive officer may not currently be entitled to receive because such amounts are not vested. Amounts reflect: (i) changes to SERP in 2006 (Mr. Selander—$388,000; Mr. McWilton—$0; Mr. Heuer – ($72,000); Mr. Thom—$360,000; Mr. Dunbar—$87,000; Mr. Michl—$535,000; Mr. Hanft—$199,000) (ii) increases to MAP balances in 2006 (Mr. Selander—$37,744; Mr. McWilton—$12,274; Mr. Heuer—$45,993; Mr. Thom—$37,962; Mr. Dunbar—$11,395; Mr. Michl—$56,358; Mr. Hanft—$41,646), and (iii) earnings or losses on MasterCard Deferral Plan balances in 2006 (Mr. Heuer—$82,096; Mr. Thom—$34,064; Mr. Michl—$120,215).
(5)	See the All Other Compensation table following the Summary Compensation Table for certain information with respect to this column.
(6)	Amount represents a one-time cash retention payment to Mr. Heuer for a three-year period ended December 31, 2006 and paid in December 2006.
(7)	Mr. Heuer’s change in pension value was negative ($72,000) because he exceeds the age at which he could commence his SERP benefit. This amount is offset by gains to Mr. Heuer’s balance under the MAP and earnings on his deferred compensation balances under the MasterCard Deferral Plan, as discussed in more detail in Note (4) above.
(8)	Mr. Thom’s employment with the Company ended on January 29, 2007, when he was retirement-eligible. See “Potential Payments Upon Termination or Change-in-Control” for a description of the amounts payable to Mr. Thom.
(9)	Amount represents Mr. Thom’s salary from January 1, 2006 through January 29, 2007, all of which was paid in 2006.
(10)	Mr. Thom did not receive a grant of stock options in fiscal 2006.
(11)	Amount represents a one-time signing bonus paid to Mr. Dunbar in January 2006.

ALL OTHER COMPENSATION

The following table sets forth certain information with respect to the “All Other Compensation” column of the Summary Compensation Table for the named executive officers.

Name (a)	Perquisites & Other Personal Benefits (1)(b)	Payments / Accruals on Termination Plans (c)	Registrant Contributions to Defined Contribution Plans (2) (d)	Insurance Premiums (3) (e)	Tax Reimbursements (f)		Other(4) (g)
Robert W. Selander	$70,941	$—	$535,200	$36,800	$—		$1,807,971
Chris A. McWilton	$87,657	$—	$119,479	$—	$—		$—
Alan J. Heuer	$56,357	$—	$357,200	$3,120	$—		$1,911,390
Christopher D. Thom	$99,834	$—	$238,102	$—	$—		$2,559,508
W. Roy Dunbar	$47,960	$—	$46,558	$—	$15,531	(5)	$—
Michael W. Michl	$46,024	$—	$180,408	$1,928	$—		$1,043,569
Noah J. Hanft	$45,000	$—	$187,300	$1,024	$—		$201,247

(1)	For Mr. Selander, amount represents: (i) a $56,000 payment in lieu of perquisites, (ii) $3,193 in installation and monitoring costs of a home security system and (iii) $11,748 for his personal use of a car service. On two occasions during 2006, Mr. Selander’s wife accompanied him on business trips on the Company’s corporate aircraft, which notwithstanding the fact that Mr. Selander reimbursed the Company as provided by IRS guidelines and the disallowance of an immaterial tax deduction associated with the use of the aircraft, did not result in any incremental cost to the Company. For Mr. McWilton, amount represents: (i) a $45,000 payment in lieu of perquisites and (ii) $42,657 in installation and monitoring costs of a home security system. On two occasions during 2006, Mr. McWilton used the Company’s leased skyboxes to attend certain events. However, there was no incremental cost to the Company attributable to Mr. McWilton’s use of the skyboxes. For Mr. Heuer, amount represents: (i) a $45,000 payment in lieu of perquisites and (ii) $11,357 in installation and monitoring costs of a home security system. For Mr. Thom, amount represents: (i) a $45,000 payment in lieu of perquisites and (ii) $54,834 in installation and monitoring costs of a home security system. For Mr. Dunbar, amount represents: (i) $25,000 in lieu of perquisites and (ii) a relocation allowance of $22,960 for his relocation to the Company’s technology and operations center in O’Fallon, Missouri. For Mr. Michl, amount represents: (i) a $45,000 payment in lieu of perquisites and (ii) $1,024 in monitoring costs of a home security system. For Mr. Hanft, amount represents a $45,000 payment in lieu of perquisites.

(2)	Amounts represent fiscal 2006 profit sharing contributions of $15,400 under the Shared Profit and Savings Plan, except for Mr. Hanft and Mr. Thom who received $13,200 and $5,508, respectively; matching contributions of $13,200 under the 401(k) matching component of the Shared Profit and Savings Plan; and Company contributions to the Retirement Restoration Plan (Mr. Selander—$506,600; Mr. McWilton—$90,879; Mr. Heuer—$328,600; Mr. Thom—$219,394; Mr. Dunbar—$17,958; Mr. Michl – $151,808; and Mr. Hanft—$160,900).
(3)	Amounts represent fiscal 2006 premiums paid by the Company for executive life insurance coverage.
(4)	Amounts include payouts under our discontinued VAP related to the exercise of vested rights tied to value appreciation of a portfolio of bank stocks through September 30, 2004 and, beginning October 1, 2004, earnings on investments in third-party investment vehicles (Mr. Selander—$1,807,971; Mr. Heuer—$1,911,390; Mr. Thom—$898,615; and Mr. Hanft—$201,247.) For Mr. Thom, amount also includes vacation pay of $43,846 and the full amount of premiums paid on a split-dollar life insurance policy of $1,617,047. For Mr. Michl, amount represents the full amount of premiums paid on a split-dollar life insurance policy of $1,043,569.
(5)	Amount represents tax reimbursement relating to Mr. Dunbar’s relocation to our technology and operations center in O’Fallon, Missouri.

GRANTS OF PLAN-BASED AWARDS

The following table sets forth certain information with respect to options and stock awards granted during the fiscal year ended December 31, 2006 to each of our named executive officers.

Name (a)	Grant Date (b)	Date of Action (1)	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#) (i)		All Other Option Awards: Number of Securities Underlying Options (#) (j)		Exercise or Base Price of Option Awards ($ / Sh)(3) (k)	Market Price on Grant Date(4) (l)	Grant Date Fair Value of Stock and Option Awards(5) (m)
			Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)
Robert W. Selander	05/25/06	11/16/05						192,300	(6)	$39.00	$46.00	$2,815,272
	05/25/06	11/16/05				64,103	(7)					$2,500,017
	05/25/06	11/16/05				126,154	(8)					$4,920,006
	05/25/06	11/16/05				34,062	(9)					$1,328,418
	05/25/06	11/16/05				33,557	(10)					$1,308,723
	05/25/06	11/16/05				29,465	(11)					$1,149,135
		01/17/06	$675,000	$1,350,000	$3,375,000

Chris A. McWilton	05/25/06	11/16/05						23,076	(6)	$39.00	$46.00	$337,833
	05/25/06	11/16/05				17,949	(7)					$700,011
	05/25/06	11/16/05				26,154	(8)					$1,020,006
	05/25/06	11/16/05				5,816	(9)					$226,824
	05/25/06	11/16/05				1,903	(10)					$74,217
		01/17/06	$250,000	$500,000	$1,000,000

Alan J. Heuer	05/25/06	11/16/05						62,308	(6)	$39.00	$46.00	$912,189
	05/25/06	11/16/05				48,462	(7)					$1,890,018
	05/25/06	11/16/05				83,077	(8)					$3,240,003
	05/25/06	11/16/05				20,354	(9)					$793,806
	05/25/06	11/16/05				20,053	(10)					$782,067
	05/25/06	11/16/05				18,007	(11)					$702,273
		01/17/06	$375,000	$750,000	$1,500,000

Christopher D. Thom	05/25/06	11/16/05						—	(12)			$—
	05/25/06	11/16/05				28,206	(7)					$1,100,034
	05/25/06	11/16/05				53,077	(8)					$2,070,003
	05/25/06	11/16/05				14,331	(9)					$558,909
	05/25/06	11/16/05				14,119	(10)					$550,641
	05/25/06	11/16/05				15,960	(11)					$622,440
		01/17/06	$250,000	$500,000	$1,000,000

W. Roy Dunbar	05/25/06	11/16/05						39,232	(6)	$39.00	$46.00	$574,356
	05/25/06	11/16/05				30,513	(7)					$1,190,007
	05/25/06	11/16/05				46,154	(8)					$1,800,006
	05/25/06	11/16/05				7,477	(9)					$291,603
		01/17/06	$300,000	$600,000	$1,200,000

Michael W. Michl	05/25/06	11/16/05						13,076	(6)	$39.00	$46.00	$191,433
	05/25/06	11/16/05				17,436	(7)					$680,004
	05/25/06	11/16/05				26,154	(8)					$1,020,006
	05/25/06	11/16/05				7,062	(9)					$275,418
	05/25/06	11/16/05				6,957	(10)					$271,323
	05/25/06	11/16/05				6,957	(11)					$271,323
		01/17/06	$202,500	$405,000	$810,000

Noah J. Hanft	05/25/06	11/16/05						19,616	(6)	$39.00	$46.00	$287,178
	05/25/06	11/16/05				15,257	(7)					$595,023
	05/25/06	11/16/05				26,154	(8)					$1,020,006
	05/25/06	11/16/05				5,816	(9)					$226,824
	05/25/06	11/16/05				5,730	(10)					$223,470
	05/25/06	11/16/05				4,911	(11)					$191,529
	05/25/06	11/16/05				5,129	(13)					$200,031
		01/17/06	$202,500	$405,000	$810,000

(1)	On November 16, 2005, the Compensation Committee approved grants of stock options and RSUs to be made at the time of our IPO.
(2)	On January 17, 2006, the Compensation Committee established threshold, target and maximum payouts under our SEAICP for 2006. Actual payout amounts under the SEAICP for 2006 are included in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table.
(3)	The stock options in column (j) were granted with an exercise price equal to the $39.00 per share IPO price of our Class A Common Stock on May 25, 2006.
(4)	The closing price of our Class A Common Stock on the NYSE on May 25, 2006 was $46.00 per share.
(5)	Represents the grant date fair value in accordance with FAS 123R. Assumptions used in the calculation of this amount are included in footnote 16 to the Company’s audited financial statements for the fiscal year ended December 31, 2006 included in the Company’s Annual Report on Form 10-K.
(6)	Represents a grant of stock options having a ten-year term and vesting in 25% increments on each of May 25, 2007, 2008, 2009 and 2010.

(7)	Represents an award of RSUs on May 25, 2006. The RSUs vest in full on January 31, 2010. However, for Messrs. Selander, Heuer, Thom and Michl, who were retirement-eligible on the date of grant, no further service is required to retain the award.
(8)	Represents an award of RSUs granted at the time of our IPO upon mandatory conversion of performance unit awards for the performance period 2005-2007 that had previously been granted under our EIP. At the time of conversion, a 20% premium was added to the target amount. 80% of the RSUs will be released on December 31, 2007 and the remaining 20% on December 31, 2009. However, for Messrs. Selander, Heuer, Thom and Michl, who were retirement-eligible on the date of grant, no further service is required to retain the award.
(9)	Represents an award of RSUs granted at the time of our IPO upon conversion of the remaining 20% of performance unit awards for the performance period 2004-2006 that had previously been granted under our EIP. At the time of conversion, a 20% premium was added to an estimated target amount. The RSUs vest in full on December 31, 2008. However, for Messrs. Selander, Heuer, Thom and Michl, who were retirement-eligible on the date of grant, no further service is required to retain the award.
(10)	Represents an award of RSUs granted at the time of our IPO upon conversion of the remaining 20% of performance unit awards for the performance period 2003-2005 that had previously been granted under our EIP. At the time of conversion, a 20% premium was added to the actual performance results under the EIP. The RSUs vest in full on December 31, 2007. However, for Messrs. Selander, Heuer, Thom and Michl, who were retirement-eligible on the date of grant, no further service is required to retain the award.
(11)	Represents an award of RSUs granted at the time of our IPO upon conversion of the remaining 20% of performance unit awards for the performance period 2002-2004 that had previously been granted under our EIP. At the time of conversion, a 20% premium was added to the actual performance results under the EIP. The RSUs vested in full on December 31, 2006.
(12)	Mr. Thom did not receive a grant of stock options in fiscal 2006.
(13)	Represents additional RSUs granted to Mr. Hanft in recognition for his services in connection with the IPO. The RSUs vest on May 25, 2007.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth certain information with respect to all outstanding option awards and stock awards held by each of our named executive officers at December 31, 2006.

Name (a)	Option Awards						Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options(#) Unexercisable (1) (c)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options(#) (d)	Option Exercise Price($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#)(2)(5) (g)	Market Value of Shares or Units of Stock That Have Not Vested($)(3) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested($) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested($) (j)
Robert W. Selander	—	192,300		—	$39.00	05/25/16	257,876	$25,398,207	—	—
Chris A. McWilton	—	23,076		—	$39.00	05/25/16	51,822	$5,103,949	—	—
Alan J. Heuer	—	62,308		—	$39.00	05/25/16	171,946	$16,934,962	—	—
Christopher D. Thom	—	—	(4)	—	—	—	109,733	$10,807,603	—	—
W. Roy Dunbar	—	39,232		—	$39.00	05/25/16	84,144	$8,287,343	—	—
Michael W. Michl	—	13,076		—	$39.00	05/25/16	57,609	$5,673,910	—	—
Noah J. Hanft	—	19,616		—	$39.00	05/25/16	58,086	$5,720,890	—	—

(1)	Represents stock options granted during fiscal 2006. The stock options vest in 25% increments on each of May 25, 2007, 2008, 2009 and 2010. See the Grants of Plan-Based Awards table for more information on stock options granted during fiscal 2006.
(2)	Represents: (i) RSUs awarded with a 20% premium upon conversion of performance unit awards that had previously been granted under our EIP for 20% of the 2003-2005, 2004-2006 awards and all of the 2005-2007 awards (a portion of which has vested but has not yet been released) and (ii) RSUs awarded in 2006.
(3)	Value is based on the December 29, 2006 per share closing market price of $98.49 of our Class A Common Stock on the NYSE.
(4)	Mr. Thom did not receive a grant of stock options in fiscal 2006.

(5)	The vesting schedule for the RSUs is as follows:

Name	Number of RSUs	Vesting Schedule
Robert W. Selander	64,103 126,154 34,062 33,557	100% on 1/31/10 26.67% on 12/31/05; 26.67% on 12/31/06; 26.67% on 12/31/07; 20% on 12/31/09 100% on 12/31/08 100% on 12/31/07

Chris A. McWilton	17,949 26,154 5,816 1,903	100% on 1/31/10 26.67% on 12/31/05; 26.67% on 12/31/06; 26.67% on 12/31/07; 20% on 12/31/09 100% on 12/31/08 100% on 12/31/07

Alan J. Heuer	48,462 83,077 20,354 20,053	100% on 1/31/10 26.67% on 12/31/05; 26.67% on 12/31/06; 26.67% on 12/31/07; 20% on 12/31/09 100% on 12/31/08 100% on 12/31/07

W. Roy Dunbar	30,513 46,154 7,477	100% on 1/31/10 26.67% on 12/31/05; 26.67% on 12/31/06; 26.67% on 12/31/07; 20% on 12/31/09 100% on 12/31/08

Michael W. Michl	17,436 26,154 7,062 6,957	100% on 1/31/10 26.67% on 12/31/05; 26.67% on 12/31/06; 26.67% on 12/31/07; 20% on 12/31/09 100% on 12/31/08 100% on 12/31/07

Noah J. Hanft	15,257 26,154 5,816 5,730 5,129	100% on 1/31/10 26.67% on 12/31/05; 26.67% on 12/31/06; 26.67% on 12/31/07; 20% on 12/31/09 100% on 12/31/08 100% on 12/31/07 100% on 5/25/07

For Messrs. Selander, Heuer and Michl, who were each retirement-eligible on the date of date of grant, no further service is required to retain these awards. Mr. Thom’s employment with the Company ended on January 29, 2007. See “Potential Payments Upon Termination or Change-in-Control” for a description of the amounts payable to Mr. Thom.

OPTION EXERCISES AND STOCK VESTED

The following table sets forth certain information with respect to stock awards that vested for each of our named executive officers during the fiscal year ended December 31, 2006 and were subsequently released. None of our named executive officers exercised stock options during the fiscal year ended December 31, 2006.

Name (a)	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise(#) (b)	Value Realized on Exercise($) (c)	Number of Shares Acquired on Vesting(#)(1) (d)	Value Realized on Vesting($)(2) (e)
Robert W. Selander	—	—	29,465	$2,902,008

Chris A. McWilton	—	—	—	$—

Alan J. Heuer	—	—	18,007	$1,773,509

Christopher D. Thom	—	—	15,960	$1,571,900

W. Roy Dunbar	—	—	—	$—

Michael W. Michl	—	—	6,957	$685,195

Noah J. Hanft	—	—	4,911	$483,684

(1)	Represents the number of RSUs received upon conversion of performance unit awards that had previously been granted under our EIP for the 2002-2004 performance period that vested on December 31, 2006.
(2)	Value is based on the $98.49 per share closing price of our Class A Common Stock on the NYSE on December 29, 2006.

PENSION BENEFITS

The following table shows the present value of accumulated benefits payable to each of our named executive officers, including the number of years of service credited to such named executive officer, under the MAP and the SERP determined using interest rate and mortality rate assumptions consistent with those used in our financial statements. For the SERP, the pension benefit discount used was 5.75%. Other assumptions used in the calculation of the amounts under the MAP and the SERP are included in footnote 12 to the Company’s audited financial statements for the fiscal year ended December 31, 2006 included in its Annual Report on Form 10-K filed with the SEC. In addition, information regarding the MAP and the SERP can be found in the Compensation Discussion and Analysis under the heading “Other Benefits.”

Name (a)	Plan Name (b)	Number of Years Credited Service(#) (c)	Present Value of Accumulated Benefit($)(1) (d)	Payments During Last Fiscal Year($) (e)
Robert W. Selander	MAP	12	$292,091	$—
	SERP	7	$4,811,000	$—

Chris A. McWilton	MAP	4	$49,817	$—
	SERP	2	$838,000	$—

Alan J. Heuer	MAP	12	$386,639	$—
	SERP	7	$2,260,000	$—

Christopher D. Thom	MAP	12	$297,211	$—
	SERP	7	$3,008,000	$—

W. Roy Dunbar	MAP	2	$29,209	$—
	SERP	1	$2,117,000	$—

Michael W. Michl	MAP	8	$256,837	$—
	SERP	4	$2,251,000	$—

Noah J. Hanft	MAP	19	$448,504	$—
	SERP	4	$2,245,000	$—

(1)	Includes amounts which the named executive officer may not currently be entitled to receive because such amounts are not vested, except with respect to Messrs. Heuer, Thom and Michl whose amounts have vested. The SERP amount for each named executive officer vests after four years of service with the Company and upon attainment of the age of 60.

NONQUALIFIED DEFERRED COMPENSATION

The following table shows: (1) awards that were deferred by our named executive officers under the MasterCard Deferral Plan, together with the aggregate earnings and aggregate withdrawals or distributions during the fiscal year ended December 31, 2006 (including awards vested December 31, 2006 and paid subsequently) and (2) the value of RSUs at year-end.

Name (a)	Executive Contributions in Last FY($) (b)	Registrant Contributions in Last FY($) (c)	Aggregate Earnings in Last FY ($)(1) (d)	Aggregate Withdrawals/ Distributions ($)(2) (e)	Aggregate Balance at Last FYE ($)(3) (f)
Robert W. Selander	$—	$—	$—	$6,211,996	$25,398,207

Chris A. McWilton	$—	$—	$—	$882,000	$1,373,640

Alan J. Heuer	$—	$—	$82,096	$3,087,000	$18,800,592

Christopher D. Thom	$—	$—	$34,064	$2,173,500	$11,163,167

W. Roy Dunbar	$—	$—	$—	$1,134,000	$2,424,036

Michael W. Michl	$—	$—	$120,215	$1,071,000	$6,364,712

Noah J. Hanft	$—	$—	$—	$882,000	$1,373,640

(1)	Represent amounts earned on deferred compensation balances under the MasterCard Deferral Plan.
(2)	Amounts represent the cash portion of the 2004-2006 EIP award not converted to RSUs. For Mr. Selander, amount also represents a bonus earned in 1999 but deferred until, and paid in, 2006 of $1,045,996.
(3)	For Messrs. Selander, Heuer, Thom and Michl, amounts represent the year-end value of: (i) RSUs granted at the time of our IPO upon conversion of performance unit awards for the performance periods 2003-2005, 2004-2006 and 2005-2007 that had previously been granted under our EIP and (ii) other RSUs granted during 2006, all of which were not forfeitable by the named executive officer due to vesting or meeting criteria for eligible retiree status and had not been released to the named executive officer as of December 31, 2006. For Messrs. McWilton, Dunbar and Hanft, amounts represent the vested portion of the year-end value of RSUs granted at the time of the IPO upon conversion of performance unit awards for the performance period 2005-2007 that had not been released to the named executive officer as of December 31, 2006. All of such awards are also described in the “All Other Stock Awards” column of the Grants of Plan-Based Awards table, and are calculated for purposes of this Nonqualified Deferred Compensation table using a per share price of $98.49, the December 29, 2006 closing market price on the NYSE of the Class A Common Stock. Also included in the totals for Messrs. Heuer, Thom and Michl are previously deferred compensation amounts (including investment gains) under the MasterCard Deferral Plan of $1,865,630, $355,564 and $690,802, respectively.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

Employment Agreements and Change-in-Control Agreements

Employment Agreements

The Company is party to an employment agreement with each of the named executive officers. Mr. Selander’s employment agreement and a form of employment agreement for the other named executive officers have been previously filed with the SEC.

Mr. Selander. Under the terms of Mr. Selander’s employment agreement, Mr. Selander’s employment will automatically terminate if he: (1) retires; (2) dies; or (3) becomes disabled. In addition, both he and the Company can terminate the agreement for any reason upon 90 days’ prior written notice. During the employment term, Mr. Selander is eligible to participate in the Company’s plans and arrangements on a level commensurate with his position. The agreement provides that if Mr. Selander’s employment is terminated either by the Company other than for cause or by him for specified reasons, in addition to any earned, but unpaid base salary and vested entitlements under any Company plans, he would be entitled to, subject to his execution of a release of liability in favor of the Company:

•	A pro rata portion of his target bonus;

•	Severance pay in the form of base salary continuation and his average annual incentive bonus, received over the prior three years, for a period of 36 months;

•	Immediate vesting under the SERP;

•	Continued vesting of any long-term incentive awards; and

•	Outplacement assistance.

For terminations by reason of death or disability, Mr. Selander would be entitled to his target annual bonus (pro rated in the case of disability).

Mr. Selander would be subject to non-competition and non-solicitation covenants for a minimum period of 12 months, up to 36 months.

On February 28, 2005, the Company entered into an addendum agreement with Mr. Selander, which modified his employment agreement. The addendum agreement provides for a retention payment of $10,000,000 to Mr. Selander provided that he remains employed by the Company in good standing until a date to be established by our Board of Directors that is no earlier than April 9, 2010, but no later than April 9, 2011 (the “Retention Date”), meets certain performance standards and provides requested assistance in identifying his successor and transitioning his responsibilities to such person. Under certain circumstances Mr. Selander may be entitled to a pro rata portion of the retention payment if his employment is terminated prior to the Retention Date. Mr. Selander’s receipt of the retention payment is further conditioned upon his agreement to generally applicable 36 month non-compete and non-solicitation covenants, subject to shorter periods if he is terminated for cause or if he resigns as a result of a change in the strategic direction of the Company to which he objects, and his execution of a release of liability in favor of the Company.

Messrs. McWilton, Heuer, Dunbar, Michl and Hanft. Under the terms of Messrs. McWilton’s, Heuer’s, Dunbar’s, Michl’s and Hanft’s agreements, the applicable executive’s employment will automatically terminate if he dies or becomes disabled. In addition, both the executive and the Company can terminate the agreement for any reason upon 90 days’ prior written notice. During the employment term, the executive is eligible to participate in the Company’s plans and arrangements on a level commensurate with his position. The agreement provides that if the executive’s employment is terminated prior to retirement at age 65, either by the Company other than for cause or by the applicable executive for specified reasons, in addition to any earned, but unpaid base salary and vested entitlements under any Company plans, the applicable executive would be entitled to:

•	A pro rata portion of his target bonus;

•

Severance pay in the form of base salary continuation and his average annual incentive bonus, received over the prior two years, for a period of 24 months, subject, in each of Mr. McWilton’s, Mr. Dunbar’s and Mr. Hanft’s case, to him being retained on the payroll until retirement for a maximum of four years and paid additional pay in lieu of severance over the period until he is eligible to retire (without any increase in the amount otherwise payable);

•	Under specified circumstances, continued participation in the Company’s health, life insurance and disability plans and Company payment of COBRA premiums;

•	Immediate SERP vesting; and

•

Immediate vesting of any equity awards converted from performance unit awards that had been previously granted under the EIP and continued vesting of any other long-term incentive awards with respect to Messrs. Heuer and Michl.

For terminations by reason of death, disability or retirement, and specified voluntary terminations, the executive (or his estate and/or beneficiary in the case of death) would be entitled to unpaid base salary, vested entitlements under any Company plans and a pro rata portion of his target bonus.

The executive would be subject to non-competition and non-solicitation covenants for a minimum period of 12 months, up to the full length of the severance period.

Change-in-Control Agreements

The Company has approved a Change-in-Control Agreement for all of the named executive officers. Under the Change-in-Control Agreement, if an executive officer’s employment is terminated without “cause” or for “good reason” (as defined in the Change-in-Control Agreement) during the six-month period preceding or the two-year period following a “change in control” of the Company, the executive will be entitled to the following:

•

A severance payment equal to two times the average base salary and bonus (three times in the case of the President and Chief Executive Officer), payable over a 24-month period (36 months in the case of the President and Chief Executive Officer), subject, in each of Mr. McWilton’s, Mr. Dunbar’s and Mr. Hanft’s case, to him being retained on the payroll until retirement for a maximum of four years and paid additional compensation in lieu of severance until the executive is eligible to retire (without any increase in the amount otherwise payable);

•	Continued coverage under the executive’s individual long-term disability plan for the applicable period discussed above;

•	Continued coverage in the medical, dental and vision care plans for up to 18 months;

•	Lump sum payment equal to the value of unvested qualified plan benefits;

•	Outplacement assistance; and

•	An excise tax gross-up for any taxes incurred as a result of Section 4999 of the Internal Revenue Code.

The executive would be subject to a covenant not to compete and not to solicit employees for up to 24 months (36 months in the case of the President and Chief Executive Officer).

Below are tables showing the potential payments upon termination of employment or a change in control of the Company for each of the named executive officers assuming the event took place on December 29, 2006, the last business day of our 2006 fiscal year. Following the tables are footnotes that provide additional information with respect to other potential payments and benefits.

The tables reflect the 2006 target payout under the SEAICP for annual incentive award payments. In the tables, the equity awards shown for the named executive officer represent the value of unvested RSUs and stock options that would vest in the event of termination or change in control, as applicable, based on the $98.49 per share closing price of our Class A Common Stock on the NYSE on December 29, 2006. In the event of a change in control, all unvested RSUs and stock options held by a named executive officer would immediately become vested. If a named executive officer who is retirement-eligible is terminated without cause or terminates his employment for good reason, all unvested RSUs and stock options would continue to vest according to the terms of the award. If a named executive officer who is not retirement-eligible is terminated without cause or terminates his employment for good reason, all unvested RSUs and stock options would not become vested.

Retirement benefits indicated below include values from the MAP and SERP programs.

The MAP values represent the vested balance at the time of termination due to death, termination for cause, voluntary termination, termination without cause, termination for good reason and change in control termination. Because the MAP allows a period of disability to be included in the calculation of vesting service, the MAP value shown for disability termination is the MAP balance regardless of current vested status.

In the event of a participant’s disability retirement or termination of employment for any reason other than death, in each case, after attaining age 60 and four years of SERP participation, the SERP pays out a lump sum present value of the net SERP benefit actuarially increased from the date of attainment of age 60 and four years of SERP participation to termination of employment. In the event a participant dies while employed and after attaining age 60 and at least four years of SERP participation, the SERP pays out a lump sum equal to the present value of an immediate net SERP benefit actuarially increased from the date of attainment of age 60 and four years of SERP participation to termination of employment. In the event a participant’s employment terminates prior to attaining age 60 and at least four years of SERP participation, the participant is not entitled to any benefit under the SERP, unless the participant has died while employed or there has been a change in control or, pursuant to the employment agreement, the participant is terminated without cause or leaves for good reason. For instance, in the event a participant dies while employed and prior to attaining age 60 and four years of SERP participation, the SERP pays out a lump sum present value of 75% of a deferred net SERP benefit payable at age 60. In the event a participant’s employment is terminated without cause or the participant resigns for good reason within two years after a change in control, the SERP benefit is fully vested and paid as a lump sum determined in the same manner as in a termination of employment due to death, except that 100% of the net SERP benefit is paid if the change in control occurs before attainment of age 60 and four years of SERP participation. The SERP benefit is generally payable six months after a termination of employment.

Benefit	Robert W. Selander
	Death	Disability	For Cause	Voluntary	Without Cause / With Good Reason	Change in Control (CIC)
Cash Severance(1)	$—	$—	$—	$—	$8,983,404	$8,983,404

Annual Incentive Award	$1,350,000	$1,350,000	$—	$—	$1,350,000	$1,350,000

Retention Bonus(2)	$2,307,692	$2,307,692	$—	$—	$2,307,692	$10,000,000

Equity Awards
RSUs	$18,772,292	$18,772,292	$—	$18,772,292	$18,772,292	$18,772,292
Unexercisable Options	$11,439,927	$11,439,927	$—	$11,439,927	$11,439,927	$11,439,927
Total	$30,212,219	$30,212,219	$—	$30,212,219	$30,212,219	$30,212,219

Retirement Benefits
SERP(4)	$3,516,000	$—	$—	$—	$4,688,000	$7,760,000
MAP	$292,091	$292,091	$292,091	$292,091	$292,091	$292,091
Total	$3,808,091	$292,091	$292,091	$292,091	$4,980,091	$8,052,091

Other Benefits(3)
Health & Welfare	$—	$—	$—	$—	$10,744	$10,744
Outplacement	$—	$—	$—	$—	$35,000	$35,000
Tax Gross-Ups	$—	$—	$—	$—	$—	$14,490,986
Total	$—	$—	$—	$—	$45,744	$14,536,730

Total	$37,678,002	$34,162,002	$292,091	$30,504,310	$47,879,150	$73,134,444

Benefit	Chris A. McWilton
	Death	Disability	For Cause	Voluntary	Without Cause/ With Good Reason	Change in Control (CIC)
Cash Severance(1)	$—	$—	$—	$—	$2,238,771	$2,238,771

Annual Incentive Award	$500,000	$500,000	$—	$—	$500,000	$500,000

Equity Awards
RSUs	$3,730,309	$3,730,309	$—	$—	$3,730,309	$3,730,309
Unexercisable Options	$1,372,791	$1,372,791	$—	$—	$1,372,791	$1,372,791
Total	$5,103,100	$5,103,100	$—	$—	$5,103,100	$5,103,100

Retirement Benefits
SERP(4)	$671,250	$—	$—	$—	$895,000	$895,000
MAP	$49,817	$49,817	$49,817	$49,817	$49,817	$49,817
Total	$721,067	$49,817	$49,817	$49,817	$944,817	$944,817

Other Benefits(3)
Health & Welfare	$—	$—	$—	$—	$8,048	$8,048
Outplacement	$—	$—	$—	$—	$35,000	$35,000
Tax Gross-Ups	$—	$—	$—	$—	$—	$2,540,966
Total	$—	$—	$—	$—	$43,048	$2,584,014

Total	$6,324,167	$5,652,917	$49,817	$49,817	$8,829,736	$11,370,702

Benefit	Alan J. Heuer
	Death	Disability	For Cause	Voluntary	Without Cause/ With Good Reason	Change in Control (CIC)
Cash Severance(1)	$—	$—	$—	$—	$—	$—

Annual Incentive Award	$750,000	$750,000	$—	$—	$750,000	$750,000

Equity Awards
RSUs	$12,571,658	$12,571,658	$—	$12,571,658	$12,571,658	$12,571,658
Unexercisable Options	$3,706,703	$3,706,703	$—	$3,706,703	$3,706,703	$3,706,703
Total	$16,278,361	$16,278,361	$—	$16,278,361	$16,278,361	$16,278,361

Retirement Benefits
SERP(4)	$2,117,000	$2,117,000	$2,117,000	$2,117,000	$2,117,000	$2,117,000
MAP	$386,639	$386,639	$386,639	$386,639	$386,639	$386,639
Total	$2,503,639	$2,503,639	$2,503,639	$2,503,639	$2,503,639	$2,503,639

Other Benefits(3)
Health & Welfare	$—	$—	$—	$—	$6,300	$6,300
Outplacement	$—	$—	$—	$—	$35,000	$35,000
Tax Gross-Ups	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$41,300	$41,300

Total	$19,532,000	$19,532,000	$2,503,639	$18,782,000	$19,573,300	$19,573,300

Benefit	W. Roy Dunbar
	Death	Disability	For Cause	Voluntary	Without Cause/ With Good Reason	Change in Control (CIC)
Cash Severance(1)	$—	$—	$—	$—	$2,186,926	$2,186,926

Annual Incentive Award	$600,000	$600,000	$—	$—	$600,000	$600,000

Equity Awards
RSUs	$5,863,307	$5,863,307	$—	$—	$5,863,307	$5,863,307
Unexercisable Options	$2,333,912	$2,333,912	$—	$—	$2,333,912	$2,333,912
Total	$8,197,219	$8,197,219	$—	$—	$8,197,219	$8,197,219

Retirement Benefits
SERP(4)	$1,671,000	$—	$—	$—	$2,228,000	$2,228,000
MAP	$—	$29,209	$—	$—	$—	$—
Total	$1,671,000	$29,209	$—	$—	$2,228,000	$2,228,000

Other Benefits(3)
Health & Welfare	$—	$—	$—	$—	$7,334	$7,334
Outplacement	$—	$—	$—	$—	$35,000	$35,000
Tax Gross-Ups	$—	$—	$—	$—	$—	$3,117,640
Total	$—	$—	$—	$—	$42,334	$3,159,974

Total	$10,468,219	$8,826,428	$—	$—	$13,254,479	$16,372,119

Benefit	Michael W. Michl
	Death	Disability	For Cause	Voluntary	Without Cause/ With Good Reason	Change in Control (CIC)
Cash Severance(1)	$—	$—	$—	$—	$1,838,149	$1,838,149

Annual Incentive Award	$405,000	$405,000	$—	$—	$405,000	$405,000

Equity Awards
RSUs	$4,300,270	$4,300,270	$—	$4,300,270	$4,300,270	$4,300,270
Unexercisable Options	$777,891	$777,891	$—	$777,891	$777,891	$777,891
Total	$5,078,161	$5,078,161	$—	$5,078,161	$5,078,161	$5,078,161

Retirement Benefits
SERP(4)	$2,150,000	$2,150,000	$2,150,000	$2,150,000	$2,150,000	$2,150,000
MAP	$256,837	$256,837	$256,837	$256,837	$256,837	$256,837
Total	$2,406,837	$2,406,837	$2,406,837	$2,406,837	$2,406,837	$2,406,837

Other Benefits(3)
Health & Welfare	$—	$—	$—	$—	$9,822	$9,822
Outplacement	$—	$—	$—	$—	$35,000	$35,000
Tax Gross-Ups	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$44,822	$44,822

Total	$7,889,998	$7,889,998	$2,406,837	$7,484,998	$9,772,969	$9,772,969

Benefit	Noah J. Hanft
	Death	Disability	For Cause	Voluntary	Without Cause/ With Good Reason	Change in Control (CIC)
Cash Severance(1)	$—	$—	$—	$—	$2,073,809	$2,073,809

Annual Incentive Award	$405,000	$405,000	$—	$—	$405,000	$405,000

Equity Awards
RSUs	$4,347,250	$4,347,250	$—	$—	$4,347,250	$4,347,250
Unexercisable Options	$1,166,956	$1,166,956	$—	$—	$1,166,956	$1,166,956
Total	$5,514,206	$5,514,206	$—	$—	$5,514,206	$5,514,206

Retirement Benefits
SERP(4)	$1,671,750	$—	$—	$—	$2,229,000	$2,229,000
MAP	$448,504	$448,504	$448,504	$448,504	$448,504	$448,504
Total	$2,120,254	$448,504	$448,504	$448,504	$2,677,504	$2,677,504

Other Benefits(3)
Health & Welfare	$—	$—	$—	$—	$8,149	$8,149
Outplacement	$—	$—	$—	$—	$35,000	$35,000
Tax Gross-Ups	$—	$—	$—	$—	$—	$2,446,758
Total	$—	$—	$—	$—	$43,149	$2,489,907

Total	$8,039,460	$6,367,710	$448,504	$448,504	$10,713,668	$13,160,425

(1)	For Mr. Selander, the amount would be paid over a 36-month period and is equal to three times the sum of his 2006 base salary and the average of bonuses paid to him for services in 2003, 2004 and 2005. For the other named executive officers (except for Mr. Heuer), the amount would be paid over a 24-month period and is equal to two times the sum of his 2006 base salary and the average of bonuses paid to him for services in 2004 and 2005. For Mr. Heuer, who has attained the age of 65, retirement-eligible, no cash severance payout would be made. For all named executive officers, cash severance reflects the present value of this calculation using a discount rate of 5.89%.
(2)	Mr. Selander is entitled to a $10,000,000 retention payment if he remains employed by the Company in good standing until a date to be established by the Board of Directors that is not earlier than April 9, 2010, but no later than April 9, 2011. For termination of employment due to death, disability, by the Company without cause or by Mr. Selander for good reason, the amount is pro-rated for service from July 1, 2004 through December 29, 2006.
(3)	Includes continued health and welfare benefits, namely: health insurance, dental insurance, vision insurance, individual life insurance, and individual disability insurance for 16 months following termination (18 months for Messrs. McWilton, Heuer and Hanft), outplacement assistance and excise tax gross-ups. The excise tax gross-up is applicable only if termination of employment is in connection with a change-in-control and the payout limit under Section 280G of the Internal Revenue Code is exceeded.
(4)	SERP amounts differ from the amounts indicated in the Pension Benefits table due to modified actuarial assumptions (i.e. 2007 lump sum interest rates for termination due to a change in control event versus the assumed valuation rate and pre-commencement discount rate used in the Pension Benefits table).

Mr. Thom’s employment was terminated effective January 29, 2007. His last day of active employment was October 31, 2006, followed by a ninety-day notice period ending on his date of termination. In accordance with the terms of his employment agreement, Mr. Thom is entitled to severance of two years’ base salary, payable over 24 months in bi-monthly installments, for a payment of $1,200,000. In addition, Mr. Thom is entitled to receive two payments of $722,500, each representing the average of the bonus awards that he received in fiscal years 2004 and 2005. Mr. Thom will also receive his target bonus of $416,667 for 2006, which has been pro-rated for his active service in 2006. The value of Mr. Thom’s RSUs, which vested as of January 29, 2007, was $12,042,099 based on the $109.74 per share closing price of our Class A Common Stock on the NYSE on that day. Mr. Thom’s retirement benefits are valued at $3,305,211 and consist of payments of $297,211 under the MAP and $3,008,000 under the SERP. The SERP benefit is payable when Mr. Thom attains the age of 60.

DIRECTOR COMPENSATION

We use cash and stock-based compensation to attract and retain qualified persons to serve on our Board of Directors. We set compensation for non-employee directors in light of the time commitment and prior experience levels we expect of our directors.

Background

In May 2006, we completed our IPO, which transformed the Company from a private share corporation to a publicly-traded company. From January 1, 2006 until our IPO on May 25, 2006, our Board of Directors was composed of seventeen members, including our Chief Executive Officer, Robert Selander. At the time of our IPO, our Board was reconstituted to eight members, including Messrs. Selander and Norman McLuskie, who were retained from the pre-IPO Board. All other directors who served prior to the IPO resigned in connection with the IPO to enable us to have a Board of Directors represented by a geographically diverse group of individuals who are independent under the rules of the NYSE and the SEC and, with the exception of our Class M directors, who are not affiliated with any of our member banks or any affiliate of a member bank.

Compensation Paid to Non-Employee Directors

Pre-IPO Non-Employee Directors

Cash Compensation

Directors who were not employees of the Company who served prior to our IPO during 2006 were to receive an annual retainer of $45,000, with quarterly payments of $11,250. Since most of the pre-IPO directors resigned at the time of our IPO, these non-employee directors received $11,250 as a retainer for their service during 2006. Norman McLuskie also received a retainer of $1,250 for serving as Chairman of the Audit Committee and Robert Willumstad also received a retainer of $625 for serving as Vice Chairman of the Board of Directors. Pre-IPO non-employee directors also received a $1,500 meeting fee for attendance at Board meetings, a $1,000 meeting fee for attendance at committee meetings and a $500 meeting fee for telephonic meetings. In addition, customary expenses for attending Board and committee meetings were reimbursed.

Stock-Based Compensation

Stock-based compensation was not paid to non-employee directors for service on the Board of Directors prior to the IPO.

The following table summarizes the total compensation of each of our non-employee directors who served prior to our IPO as directors during our fiscal year ended December 31, 2006.

2006 PRE-IPO DIRECTOR COMPENSATION

Name (a)	Fees Earned or Paid in Cash($) (b)		Stock Awards($) (c)	Option Awards($) (d)	Non-Equity Incentive Plan Compensation($) (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings($) (f)	All Other Compensation($) (g)		Total($) (h)
William Aldinger(1)	$12,750	(2)	$—	$—	$—	$—	$—		$12,750

Donald Boudreau(1)	$—		$—	$—	$—	$—	$—		$—	(3)

Silvio Barzi(1)	$—		$—	$—	$—	$—	$—		$—	(3)

Agusto Escalante(1)	$13,750	(4)	$—	$—	$—	$—	$—		$13,750

Richard Fairbank(1)	$12,250	(5)	$—	$—	$—	$—	$—		$12,250

Baldo Falcones(1)	$—		$—	$—	$—	$—	$—		$—	(3)

Bernd Feiseler(1)	$14,250	(6)	$—	$—	$—	$—	$—		$14,250

Iowa Ijima(1)	$14,250	(7)	$—	$—	$—	$—	$—		$14,250

Michel Lucas(1)	$11,250	(8)	$—	$—	$—	$—	$—		$11,250

Bobby Mehta(1)	$13,250	(9)	$—	$—	$—	$—	$—		$13,250

Norman McLuskie(10)	$17,000	(11)	$—	$—	$—	$—	$—		$17,000

Robert Pearce(1)	$15,750	(12)	$—	$—	$—	$—	$—		$15,750

Michael Pratt(1)	$12,750	(13)	$—	$—	$—	$—	$—		$12,750

Teong Hean Tan(1)	$19,750	(14)	$—	$—	$—	$—	$70,000	(17)	$89,750

Jac Verhaegen(1)	$16,250	(15)	$—	$—	$—	$—	$—		$16,250

Robert Willumstad(1)	$20,375	(16)	$—	$—	$—	$—	$—		$20,375

(1)	Served as a director from during 2006 until our IPO on May 25, 2006. None of the pre-IPO directors received stock awards or option awards in connection with their service.
(2)	Represents (i) a $11,250 retainer fee for service as a director, (ii) $1,000 for attendance at meetings of the Board and (iii) $500 for attendance at a meeting of the Compensation Committee.
(3)	Waived all fees for service as a director.
(4)	Represents (i) a $11,250 retainer fee for service as a director and (ii) $2,500 in fees for attendance at meetings of the Board.
(5)	Represents (i) a $11,250 retainer fee for service as a director and (ii) $1,000 in fees for attendance at meetings of the Board.
(6)	Represents (i) a $11,250 retainer fee for service as a director, (ii) $2,000 in fees for attendance at meetings of the Board and (iii) $1,000 in fees for attendance at meetings of the Audit Committee.
(7)	Represents (i) a $11,250 retainer fee for service as a director and (ii) $3,000 in fees for attendance at meetings of the Board.
(8)	Represents a $11,250 retainer fee for service as a director.
(9)	Represents (i) a $11,250 retainer fee for service as a director and (ii) $2,000 in fees for attendance at meetings of the Board.
(10)	Served as a director during the entire fiscal year 2006.
(11)	Represents (i) a $11,250 retainer fee for pre-IPO service as a director, (ii) $1,250 in fees for serving as Chairman of the Audit Committee, (iii) $2,000 in fees for attendance at pre-IPO meetings of the Board and (iv) $2,500 in fees for attendance at pre-IPO meetings of the Audit Committee. See the 2006 Post-IPO Director Compensation table for compensation to Mr. McLuskie in connection with his service as a director during 2006 after the IPO.
(12)	Represents (i) a $11,250 retainer fee for service as a director, (ii) $2,500 in fees for attendance at meetings of the Board, (iii) $1,500 in fees for attendance at meetings of the Audit Committee and (iv) $500 in fees for attendance at a meeting of the Compensation Committee.
(13)	Represents (i) a $11,250 retainer fee for service as a director and (ii) $1,500 in fees for attendance at a meeting of the Board.
(14)	Represents (i) a $11,250 retainer fee for service as a director, (ii) $4,500 in fees for attendance at meetings of the Board and (iii) $4,000 in fees for attendance at meetings of the Nominating Committee.
(15)	Represents (i) a $11,250 retainer fee for service as a director, (ii) $3,000 in fees for attendance at meetings of the Board and (iii) $2,000 in fees for attendance at meetings of the Nominating Committee.
(16)	Represents (i) a $11,250 retainer fee for service as a director, (ii) $625 in fees for serving as Vice Chairman of the Board of Directors, (iii) $4,500 in fees for attendance at meetings of the Board and (iv) $4,000 in fees for attendance at meetings of the Nominating Committee.
(17)	Represents a $70,000 retainer fee for service as a non-voting advisory director from the date of the IPO until December 31, 2006 pursuant to the terms of the Company’s certificate of incorporation.

Post-IPO Non-Employee Directors

Cash Compensation

Directors who were not employees of the Company who served after our IPO during 2006, other than the Chairman of the Board of Directors, were paid an annual retainer of $70,000. The Chairman of the Board of Directors received an annual retainer of $105,000. Non-employee directors also received an annual retainer for serving as a chairperson of a standing committee ($20,000 for Audit, $10,000 for Human Resources and Compensation and $10,000 for Nominating and Corporate Governance). An annual retainer for committee service was paid to non-employee directors who served as members (non-chairperson role) on any standing Committee ($10,000 for Audit, $5,000 for Human Resources and Compensation and $5,000 for Nominating and Corporate Governance). In addition, customary expenses for attending Board and committee meetings were reimbursed. Richard Haythornthwaite and Mark Schwartz each received special director compensation of $100,000 for their services to the Company in connection with the selection of the Board of Directors’ independent directors at the time of our IPO.

Non-employee directors are also eligible for matching gift contributions of up to $5,000 made in the name of the director to eligible charities.

Stock-Based Compensation

Non-employee directors who served after our IPO, other than the Chairman of the Board of Directors, also received an annual stock grant of $100,000 in the form of deferred stock units and the Chairman of the Board of Directors received an annual grant of $150,000 in deferred stock units.

The following table summarizes the total compensation of each of our non-employee directors who served after our IPO as directors during our fiscal year ended December 31, 2006.

2006 POST-IPO DIRECTOR COMPENSATION

Name (a)	Fees Earned or Paid in Cash($) (b)		Stock Awards ($)(1)(14) (c)		Option Awards($) (d)	Non-Equity Incentive Plan Compensation($) (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings($) (f)	All Other Compensation($) (g)		Total($) (h)
Richard Haythornthwaite(2)	$125,000	(3)	$178,940	(4)	$—	$—	$—	$100,000	(5)	$403,940

Marc Olivié(2)	$85,000	(6)	$112,565		$—	$—	$—	$5,000	(7)	$202,565

Mark Schwartz(2)	$95,000	(8)	$112,565		$—	$—	$—	$100,000	(5)	$307,565

David Carlucci(2)	$90,000	(9)	$112,565		$—	$—	$—	$—		$202,565

Edward Suning Tian, Manoel Ferrão de Amorim, Bernard S.Y. Fung(2)(15)	$75,000	(10)	$112,565		$—	$—	$—	$—		$187,565

Norman McLuskie(11)	$80,000	(12)	$112,565		$—	$—	$—	$—		$192,565

Steven Freiberg(2)(13)	$52,500		$83,356		$—	$—	$—	$—		$135,856

(1)	Represents the amount of compensation cost recognized by the Company in fiscal 2006, which is the full grant date fair value in accordance with FAS 123R in connection with an annual stock grant of $100,000 in the form of 2,565 deferred stock units. The deferred stock units are to be settled in shares of Class A Common Stock at election of the director either on the fourth anniversary of the grant date or 60 days following termination of service as a director. Assumptions used in the calculation of this amount are included in footnote 16 to the Company’s audited financial statements for the fiscal year ended December 31, 2006 included in the Company’s Annual Report on Form 10-K filed with the SEC.
(2)	Began service as a director following our IPO.

(3)	Includes (i) an annual retainer of $105,000 for service as Chairman of the Board, (ii) an annual retainer of $10,000 for service as Chairman of the Nominating Committee, and (iii) $10,000 in fees for service on the Audit Committee during fiscal 2006.
(4)	Represents the amount of compensation cost recognized by the Company in fiscal 2006 in accordance with FAS 123R in connection with an annual stock grant in the form of 3,636 deferred stock units in connection with Mr. Haythornthwaite’s appointment to the Board of Directors and service as Chairman of the Board. The deferred stock units are to be settled in shares of our Class A common stock upon election of the director either on the fourth anniversary of the grant date or 60 days following termination of service as a director. Assumptions used in the calculation of this amount are included in footnote 16 to the Company’s financial statements for the fiscal year ended December 31, 2006 included in the Company’s Annual Report on Form 10-K filed with the SEC. Mr. Haythornthwaite held an aggregate of 3,636 deferred stock units at December 31, 2006.
(5)	Represents special director compensation of $100,000 for his service to the Company in connection with the selection of the Board of Directors’ independent directors at the time of our IPO.
(6)	Represents (i) an annual retainer of $70,000 for service as a director and (ii) $15,000 in fees for service on the Audit Committee and the Compensation Committee.
(7)	Represents a matching gift contribution.
(8)	Includes (i) an annual retainer of $70,000 for service as a director, (ii) an annual retainer of $20,000 for service as Chairman of the Audit Committee, and (iii) $5,000 in fees for service on the Nominating Committee.
(9)	Represents (i) an annual retainer of $70,000 for service as a director, (ii) an annual retainer of $10,000 for service as Chairman of the Compensation Committee, and (iii) $10,000 in fees for service on the Audit Committee.
(10)	Represents (i) an annual retainer of $70,000 for service as a director and (ii) for Mr. Tian, $5,000 in fees for service on the Nominating Committee, and for Messrs. Ferrão de Amorim and Fung, $5,000 in fees for service on the Compensation Committee.
(11)	Served as a director during all of 2006.
(12)	Represents (i) an annual retainer of $70,000 for service as a post-IPO director and (ii) $10,000 in fees for service on the post-IPO Audit Committee. See the 2006 Pre-IPO Director Compensation table for compensation to Mr. McLuskie in connection with his service as a director during 2006 before the IPO.
(13)	Amounts for Mr. Freiberg represent a pro rated portion of (i) the $70,000 annual retainer for service as a director and (ii) an annual stock grant of deferred stock units due to his appointment to the Board of Directors in September 2006.
(14)	Each of Messrs. Carlucci, Ferrão de Amorim, Fung, Olivié, McLuskie, Schwartz and Tian held an aggregate of 2,565 deferred stock units at December 31, 2006. Mr. Freiberg held an aggregate of 1,345 deferred stock units at December 31, 2006.
(15)	Mr. Ferrão de Amorim ended his service on the Board of Directors effective March 26, 2007.

EQUITY COMPENSATION PLANS

The table below presents information as of December 31, 2006 for the LTIP and 2006 Non-Employee Director Equity Compensation Plan, both of which have been approved by stockholders. MasterCard does not have any equity compensation plans that have not been approved by stockholders.

Plan category	Number of shares of Common Stock to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of shares of Common Stock remaining available for future issuance under equity compensation plans (excluding shares reflected in the first column)
Equity compensation plans approved by stockholders	552,692	$39.00	4,847,247	(1)
Equity compensation plans not approved by stockholders	—	$—	—
Total	552,692		4,847,247

(1)	In addition to options, the LTIP authorizes the issuance of restricted stock, RSUs, performance units and other stock-based awards, and the 2006 Non-Employee Director Equity Compensation Plan authorizes the issuance of deferred stock units. Of these, 2,861,118 and 22,936 shares may be issued pursuant to outstanding RSUs and deferred stock units, respectively.

PROPOSAL 2

APPROVAL OF THE AMENDED AND RESTATED MASTERCARD INCORPORATED

2006 LONG TERM INCENTIVE PLAN

Introduction

In 2005, the Board of Directors adopted the LTIP. Our stockholders approved the LTIP on November 28, 2005. On February 6, 2007, the Board of Directors approved an amendment to the LTIP to change the definition of “Fair Market Value” under the LTIP from the average of the high and low prices of the Company’s Class A Common Stock on the day immediately preceding the grant date to the closing price for the Class A Common Stock on the NYSE on the grant date. Among other reasons, this amendment was effected to conform the LTIP to the recent changes to the executive compensation disclosure rules promulgated by the SEC. Stockholder approval of this immaterial amendment to the definition of “Fair Market Value” under the LTIP was not required under the rules of the NYSE. Effective April 5, 2007, the Board of Directors approved, effective upon stockholder approval at the Annual Meeting, additional amendments to the LTIP. The material provisions of the proposed amendments would do the following:

•

Increase the number of shares of Class A Common Stock that may be issued under the LTIP from 5,300,000 to 11,550,000. The purpose of this amendment is to ensure that the Company has the flexibility to meet its foreseeable future needs for awards to be granted under the LTIP.

•	Extend the term of the LTIP one year, such that the LTIP will expire on December 31, 2016.

•

Provide that the $10,000,000 limitation on target awards that may be granted to a Participant (as defined below) for any three-year performance period applies only to cash awards. However, grants of restricted stock would remain subject to the annual per-person limitation of 500,000 shares and grants of other stock-based awards would remain subject to the annual per-person limitation of 650,000 shares. The purpose of this amendment is to prevent a clawback of a stock-based award granted for a three-year performance period if the value of the Company’s Class A Common Stock appreciates significantly over such a period, and therefore, aligns a Participant’s interests with those of the Company’s stockholders.

•

Clarify that the Compensation Committee has the authority to limit Participant eligibility to persons who execute a non-competition and/or non-solicitation agreement and to condition vesting or payment of any award under the LTIP on execution of and/or compliance with such an agreement. The purpose of this amendment is to provide the Compensation Committee with the ability to require a non-competition or non-solicitation agreement as a condition to eligibility, grant or vesting of an Award.

•

Broaden the definition of for “Cause” termination under the LTIP. The purpose of this amendment is to clarify that a breach by a Participant of certain additional policies of the Company would constitute grounds for “Cause” termination and a resulting forfeiture of certain Awards under the LTIP.

•

Clarify that exercisability or vesting of Awards accelerates on a Participant’s death within six months after the date of grant, but not on a Participant’s disability or retirement within six months after the date of grant. The purpose of this amendment is to avoid forfeiture of Awards due to a Participant’s death.

•

Provide that upon termination due to disability or retirement, if circumstances exist at the time of termination that would constitute “Cause” under the terms of the LTIP, any Awards held by the Participant may not continue to be exercisable. The purpose of this amendment is to provide a mechanism for forfeiture of an Award even if the Participant is disabled or retirement-eligible, if he or she engaged in conduct that would permit the Company to terminate the person for Cause.

•

Provide that restricted stock, RSUs and performance units will generally be subject to a restriction period not less than three years from the date of grant and that not more than five percent (5%) of the total restricted stock, RSUs and performance units granted in any year will be subject to restrictions for a period of less than three years from the date of grant. The purpose of this amendment is to generally require a minimum of three years to elapse before an Award of restricted stock, RSUs or performance units fully vests and to limit the number of such Awards that may be granted in any year that could have a vesting period of less than three years to no more than 5% of such Awards.

•

Expressly permit the Company to effect a net issuance of shares to satisfy the required statutory minimum tax withholding obligations of the Company. The purpose of this amendment is to clarify and ensure that the Company has flexibility under the LTIP to satisfy its tax withholding obligations.

•	Provide that the Compensation Committee has authority to amend, alter or discontinue the LTIP, subject to the limitations in the LTIP.

•	Make certain other changes to the LTIP, as provided in Appendix A to this Proxy Statement.

In addition, stockholder approval of the LTIP, as amended and restated, would also include approval of the amendment to the definition of “Fair Market Value,” discussed above, that was approved by the Board of Directors at its February 6, 2007 meeting.

The Compensation Committee and the Board of Directors continues to believe that stock-based incentives are in the best interests of the Company and its stockholders as they align the long-term interests of executives and employees with those of the stockholders. The Compensation Committee and the Board of Directors also believe that stock-based incentives are an important component of the compensation programs of the financial services companies with which the Company must compete for employee and executive talent. As a result, the Compensation Committee and the Board has found that stock-based incentives are necessary to attract and retain employees throughout the Company, and stock-based incentives continue to be a significant component of the Company’s overall compensation program. The Board is seeking approval of the amendments to enable the Company to continue to offer the incentives necessary to attract and retain the employees needed to support the Company’s future growth and success.

The Board of Directors directed that the Company submit the LTIP, as amended and restated, for approval at the Annual Meeting. The following discussion refers to the LTIP, as amended and restated, assuming the amendments described above are approved by the affirmative vote of a majority of the votes cast, provided a majority of the outstanding share of Class A Common Stock are voted at the Annual Meeting. A copy of the LTIP, marked to show changes effected by the proposed amendments, is attached as Appendix A to this Proxy Statement.

The following is a summary of the LTIP, as amended and restated. This summary is qualified in its entirety by reference to the full text of the LTIP, a copy of which is attached as Appendix A.

General

The LTIP is designed to promote the long-term financial success of the Company and increase stockholder value by allowing Participants to share in the growth and success of the Company through ownership in the Company and other long-term incentives. The LTIP allows the Company to continue to offer its employees long-term and “qualified performance-based compensation” in the form of equity compensation.

The LTIP is an omnibus plan that provides for a variety of types of Awards (as defined below) to maintain flexibility. The LTIP permits the granting of (i) non-qualified stock options (“NQSOs”), (ii) incentive stock options (“ISOs”) as defined in Section 422 of the Internal Revenue Code (the “Code”), (iii) stock appreciation rights (“SARs”), (iv) restricted stock, (v) RSUs, (vi) performance units, and (vii) other stock-based awards. (The NQSOs, ISOs, SARs, restricted stock, restricted stock units, performance units, and other stock-based awards are referred to collectively as “Awards”). The LTIP is designed to meet the requirements for deductibility under Section 162(m) of the Code for Awards that are intended to qualify as “qualified performance-based compensation” under that provision.

The total number of shares of Class A Common Stock available for Awards under the LTIP is 11,550,000 shares of Class A Common Stock. Although the LTIP permits the issuance of shares of Class B Common Stock, no shares of Class B Common Stock have been reserved for issuance under the LTIP and awards of shares of Class B Common Stock are not currently anticipated.

Summary of the LTIP

Purpose. The Purpose of the LTIP is to promote the long-term financial success of the Company and increase stockholder value by allowing Participants to share in the growth and success of the Company through ownership in the Company and other long-term incentives.

Awards. The LTIP authorizes grants of awards payable in cash or shares of common stock of the Company. The Awards need not be uniform, may be combined with other Awards, and may be granted at one time and on more than one occasion to the same Participant.

Limits on LTIP Awards. The Board of Directors has reserved 11,550,000 shares of Class A Common Stock for issuance under the LTIP. Of this number, no more than 500,000 shares may be issued pursuant to grants of ISOs during the term of the LTIP.

The Compensation Committee has authority to include as available for distribution Class A Common Stock subject to an Award that has been forfeited or has otherwise terminated without issuance of Class A Common Stock, Class A Common Stock subject to an Award that has settled in cash, and Class A Common Stock received or retained by the Company in connection with the exercise of stock option or SAR, including for satisfaction of any tax liability.

Administration. The LTIP is administered by the Compensation Committee or such other committee or subcommittee designated by the Board of Directors to administer the LTIP. The members of the Compensation Committee will each be a non-employee director within the meaning of Rule 16b-3 under the Exchange Act, an “independent director” for purposes of the NYSE listing requirements, and an “outside director” for purposes of Section 162(m) (in the case of grants intended to qualify under Section 162(m)).

Eligible Participants. Any employee of the Company or an affiliate of the Company is eligible to be designated by the Compensation Committee as a “Participant” in the LTIP. The Compensation Committee may require that, in order to be eligible as a Participant, an employee must execute a non-competition agreement and a non-solicitation agreement. The Company generally expects that Awards under the LTIP will be made to senior executives and key managers and contributors of the Company, a group of approximately 250 employees, who have executed a non-competition and non-solicitation agreement.

Types of LTIP Awards

The LTIP provides a variety of equity and equity-based Awards to preserve flexibility. The types of Awards that may be issued under the LTIP are described below.

Stock Options

Stock options granted under the LTIP may be either NQSOs or ISOs. The price of any stock option granted may not be less than the fair market value (or in the case of certain ISOs, 110 percent of the fair market value) of the Company’s Class A Common Stock on the date the stock option is granted. The stock option price is payable in cash or certified check, Class A Common Stock of the Company, through a broker-assisted cashless exercise, by any other method approved by the Compensation Committee, or any combination of the foregoing. The standard form of payment of the exercise price is by delivery of cash by a broker-dealer as a cashless exercise. The Participant will have the rights of a stockholder after giving written notice of exercise and paying the option price, once the shares are recorded as having been issued and transferred.

The Compensation Committee determines the terms of each stock option grant (including the vesting schedule) at the time of the grant. The aggregate fair market value (determined as of the date of the grant) of the shares of Class A Common Stock subject to ISOs that are exercisable by any Participant for the first time in any calendar year may not be larger than $100,000. All stock options will terminate no later than 10 years (or, in the case of certain ISOs, 5 years) from the date of the grant. Pursuant to the terms of the LTIP, the Compensation Committee may accelerate the vesting of stock options. In general, unless the Compensation Committee otherwise specifies at grant, a stock option expires upon the earlier of (i) its stated expiration date or (ii) 120 days after termination of service (unless termination is due to death, disability, retirement, or Cause), or such other period specified in the Award agreement. Unless provided in the Award agreement or determined by the Compensation Committee, on a Participant’s termination of employment due to (i) death during the period in which the option is exercisable, options held by the Participant will become immediately exercisable and remain exercisable during the original option term, (ii) disability or retirement more than six months after the date of grant (unless circumstances exist at the time of termination that would constitute “Cause”), any option held by the Participant will continue to be exercisable by the Participant as if there was no termination of employment, and (iii) termination for Cause, the Participant will forfeit all options. Stock options will not include any feature allowing deferral of income beyond the date of exercise (other than through the receipt of restricted stock at exercise). Stock options will not contain reload rights or be subject to repricing.

Stock Appreciation Rights

A SAR entitles the Participant, upon settlement, to receive a payment based on the excess of the value of a share of Class A Common Stock of the Company on the date of settlement over the base price of the SAR, multiplied by the number of SARs being settled. SARs may be granted alone or in addition to other Awards. The base price of a SAR may not be less than the fair market value of a share of Class A Common Stock of the Company on the date of grant. The Compensation Committee will determine the vesting requirements and the payment and other terms of a SAR. Vesting may be based on the continued service of the Participant for specified time periods or on the attainment of specified business performance goals established by the Compensation Committee or both. Pursuant to the terms of the LTIP, the Compensation Committee may accelerate the vesting of SARs. SARs may be payable in cash or in Class A Common Stock of the Company. A SAR will terminate no later than ten years from the date of the grant. In general, unless the Compensation Committee specifies a longer or shorter period when the Award is granted, a SAR expires upon the earlier of (i) its stated expiration date or (ii) 120 days after termination of service (unless termination is due to death, disability, retirement, or Cause). A SAR will be forfeited or terminated under the same circumstances as options under LTIP, unless otherwise provided in an Award agreement. SARs will not include any feature allowing deferral of income beyond the date of exercise.

Restricted Stock

A restricted stock Award represents shares of Class A Common Stock of the Company that are issued subject to restrictions on transfer and vesting requirements as determined by the Compensation Committee. Vesting requirements may be based on the continued service of the Participant for specified time periods or on the attainment of specified business performance goals established by the Committee. Restricted stock will be subject to restrictions for a period set forth in the Award agreement, which period generally will be a minimum of three years from the date of grant. The Compensation Committee may accelerate the vesting of restricted stock. Subject to the transfer restrictions and vesting requirements of the Award, the Participant will have the same rights as one of the Company’s stockholders, including all voting and dividend rights, during the restriction period, although the Compensation Committee may provide that restricted stock certificates will be held in escrow during the restriction period (and forfeited or distributed depending on whether applicable performance goals or service restrictions have been met). Unless the Compensation Committee specifies otherwise, if a Participant terminates service other than by reason of death, disability, or retirement before the restricted stock vests, the restricted stock Award will be forfeited. Unless provided in the Award agreement or determined by the Compensation Committee, on a Participant’s termination of employment due to (i) death during the period in which the restricted stock is subject to restrictions, restricted stock held by the Participant will immediately vest and (ii) disability or retirement more than six months after the date of grant (unless circumstances exist at the time of termination that would constitute “Cause”), any restricted stock held by the Participant will continue to vest as if there was no termination of employment.

Restricted Stock Units

An Award of restricted stock units, or RSUs, provides the Participant the right to receive a payment based on the value of a share of Class A Common Stock of the Company. RSUs may be subject to such vesting requirements, restrictions and conditions to payment as the Compensation Committee determines are appropriate. Vesting requirements may be based on the continued service of the Participant for a specified time period or on the attainment of specified business performance goals established by the Compensation Committee. RSUs will be subject to restrictions for a period set forth in the Award agreement, which period generally will be a minimum of three years from the date of grant. The Compensation Committee may accelerate the vesting of RSUs. RSU Awards are payable in cash or in shares of Class A Common Stock of the Company. Participants receiving RSUs will not have, with respect to such RSUs, any of the rights of a stockholder of the Company, although Participants may receive dividend equivalents. Unless the Compensation Committee specifies otherwise, if a Participant terminates service other than by reason of death, disability, or retirement before the RSU vests, the RSU Award will be forfeited. Unless provided in the Award agreement or determined by the Compensation Committee, on a Participant’s termination of employment due to (i) death during the period in which the RSUs are subject to restrictions, RSUs held by the Participant will immediately vest and (ii) disability or retirement more than six months after the date of grant (unless circumstances exist at the time of termination that would constitute “Cause”), any RSUs held by the Participant will continue to vest as if there was no termination of employment.

Other Stock-Based Awards

The Compensation Committee is authorized to make other stock awards or awards based on or settled in Class A Common Stock, which may be subject to other terms and conditions, which may vary from time to time and among Participants, as the Compensation Committee in its discretion may determine.

Performance Units

An Award of performance units provides the Participant the right to receive cash or shares of Class A Common Stock of the Company if specified terms and conditions are met. Participants receiving performance units will not have, with respect to such performance stock units, any of the rights of a stockholder of the Company, although participants may receive dividend equivalents. Performance units will be subject to restrictions for a period set forth in the Award agreement, which period generally will be a minimum of three years from the date of grant. Unless the Committee specifies otherwise when the Award is granted, if a Participant terminates service other than by reason of death, disability, or retirement, the performance unit will be forfeited. Unless provided in the Award agreement or determined by the Compensation Committee, on a Participant’s termination of employment due to (i) death during the period in which the performance units are subject to a performance period, performance units held by the Participant will immediately vest and be paid out at a target level of performance and (ii) disability or retirement more than six months after the date of grant (unless circumstances exist at the time of termination that would constitute “Cause”), any performance units held by the Participant will continue to vest as if there was no termination of employment.

No more than five percent (5%) of the total restricted stock, RSUs and performance units granted in any year will be subject to restrictions for a period of less than three years from the date of grant.

Performance-Based Awards

Performance units and other Awards granted under the LTIP may be granted in a form that qualifies for the “qualified performance-based compensation” exception under Section 162(m). It is intended that Awards under the LTIP to covered employees will constitute “qualified performance-based compensation” for purposes of Section 162(m). In the event such performance-based Awards are made, the LTIP requires that the Awards be granted or vested contingent on the attainment of performance goals for a performance period, that performance goals must be established in writing before completion of 25 percent of the performance period (or such earlier period as required by Section 162(m)), that the goals provide an objective standard for computing the compensation payable on attainment of the goal, that the terms of the formula do not permit discretion to increase the amount payable on attainment of a goal, and that the Compensation Committee certify in writing prior to payout that the goals have been satisfied.

The LTIP requires the performance goals to be based upon one or more of the following objective business criteria:

•	revenue;

•	earnings (including earnings before interest, taxes, depreciation and amortization, earnings before interest and taxes, and earnings before or after taxes);

•	operating income;

•	net income;

•	profit margins;

•	earnings per share;

•	return on assets;

•	return on equity;

•	return on invested capital;

•	economic value-added;

•	stock price;

•	gross dollar volume;

•	total shareholder return;

•	market share;

•	book value;

•	expense management;

•	cash flow; and

•	customer satisfaction.

These targets may relate to the Company, its affiliated employers, subsidiaries, or one or more of its divisions or units, or a combination of the foregoing and may be applied on an absolute or relative basis.

The maximum cash target award payable to any Participant for any three-year performance period cannot exceed $10,000,000. In the case of performance above target, the maximum award payable for any three-year performance period cannot exceed $20,000,000. Maximums will be adjusted for longer or shorter performance periods. The maximum number of shares of restricted stock awarded to a Participant for a fiscal year cannot exceed 500,000 shares and the maximum shares for which options, SARs, RSUs, performance units, and other stock-based compensation may be granted for a fiscal year will not exceed 650,000.

Non-Competition and Non-Solicitation Agreements

The Compensation Committee may condition eligibility to participate in the LTIP and receipt of benefits specified in an Award agreement, such as vesting, payment and exercisability of Awards, on the Participant’s execution of, compliance with and/or certification of compliance with a non-competition and/or non-solicitation agreement.

Effect of Change in Control

Awards under the LTIP generally are subject to special provisions upon the occurrence of a “change in control” (as defined in the LTIP) transaction with respect to the Company. Under the LTIP, if specified types of terminations of employment occur in connection with a change in control (i) any outstanding stock options and SARs under the LTIP will become fully exercisable, (ii) any remaining restrictions applicable to restricted stock and RSUs will lapse and such restricted stock and RSUs will become free of restrictions, fully vested and transferable, and (iii) any performance goals or other condition applicable to performance units will be deemed to be satisfied in full at a target level of performance with the Common Stock or cash subject to such Award being fully distributable.

No Repricing or Reloads

The LTIP specifically prohibits repricing or reloads of outstanding stock options.

Limited Transferability

Unless otherwise determined by the Compensation Committee, all Awards or Class A Common Stock subject to an Award under the LTIP are nontransferable except (i) upon death, either by the Participant’s will or the laws of descent and distribution or through a beneficiary designation, (ii) pursuant to a qualified domestic relations order, or (iii) pursuant to a transfer to a family member that is expressly permitted by the Compensation Committee. Awards will be exercisable during the Participant’s lifetime only by the Participant, the Participant’s representative, or a permitted transferee.

Adjustments for Corporate Changes

In the event of recapitalizations, reclassifications or other specified events affecting the Company or its shares of Class A Common Stock, appropriate and equitable adjustments may be made by the Committee to the number of shares of Class A Common Stock of the Company available for grant, as well as to other maximum limitations under the LTIP (e.g., exercise prices and number of Awards), and the number of shares of Class A Common Stock of the Company or other rights and prices under outstanding Awards.

Term, Amendment and Termination

The LTIP has a term expiring on December 31, 2016. The Compensation Committee may amend, alter, or discontinue the LTIP, but it may not do so in a manner that would impair the rights of a Participant in an outstanding Award without the Participant’s consent, unless the amendment is made to comply with applicable law, stock exchange rules or accounting rules. Additionally, material amendments to the LTIP will require stockholder approval to the extent required by the rules of the NYSE or other applicable national securities exchange or market that regulates the securities of the Company.

LTIP Benefits

Future benefits under the LTIP are not currently determinable. The Compensation Committee has discretionary authority to grant Awards pursuant to the LTIP and there is no provision for automatic grants.

Tax Treatment of Awards

The following discussion of the United States federal income tax implications of Awards under the LTIP is based on the provisions of the Code (and any relevant rulings and regulations issued under the Code) as of the date of this Proxy Statement.

Non-Qualified Stock Options

A NQSO results in no taxable income to the optionee or deduction to the Company at the time it is granted. An optionee exercising such a stock option will, at that time, realize taxable compensation in the amount of the difference between the stock option price and the then fair market value of the shares of Class A Common Stock. Subject to the applicable provisions of the Code, a deduction for federal income tax purposes will be allowable to the Company in the year of exercise in an amount equal to the taxable compensation recognized by the optionee.

The optionee’s basis in such shares of Class A Common Stock is equal to the sum of the stock option price plus the amount includible in his or her income as compensation upon exercise. Any gain (or loss) upon subsequent disposition of the shares of Class A Common Stock will be a long-term or short-term gain (or loss), depending upon the holding period of the shares of Class A Common Stock.

Incentive Stock Options

An ISO results in no taxable ordinary income to the optionee or deduction to the Company at the time the ISO is granted or exercised. However, the excess of the fair market value of the shares of Class A Common Stock acquired over the stock option price is an item of adjustment in computing the alternative minimum taxable income of the optionee. If the optionee holds the shares of Class A Common Stock received as a result of an exercise of an ISO for at least two years from the date of the grant and one year from the date of exercise, then the gain realized on disposition of the shares of Class A Common Stock is treated as a long-term capital gain. If the shares of Class A Common Stock are disposed of during this period, however, (i.e., a “disqualifying disposition”), then the optionee will include in income, as compensation for the year of the disposition, an amount equal to the excess, if any, of the fair market value of the shares of Class A Common Stock received upon exercise of the stock option over the stock option price (or, if less, the excess of the amount realized upon disposition over the stock option price). The excess, if any, of the sale price over the fair market value on the date of exercise will be a short-term capital gain. In such case, the Company will be entitled to a deduction, generally in the year of such a disposition, for the amount includible in the optionee’s income as compensation. The optionee’s basis in the shares of Class A Common Stock acquired upon exercise of an ISO is equal to the stock option price paid, plus any amount includible in his or her income as a result of a disqualifying disposition.

Stock Appreciation Rights

Generally, the recipient of a SAR will not recognize taxable income at the time the SAR is granted. When an employee receives the appreciation inherent in the SAR, either in cash or stock, the amount of the cash, or the value of the stock, as applicable, will be taxed as ordinary income to the employee at the time it is received. In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of a SAR. However, upon the settlement of the SAR, the Company will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the settlement.

Other Awards

The current United States federal income tax consequences of other Awards authorized under the LTIP are generally in accordance with the following: (i) the fair market value of restricted stock is generally subject to ordinary income tax at the time the restrictions lapse (unless the Participant elects taxation at grant, pursuant to Section 83(b)), (ii) the amount of cash paid (or the fair market value of the shares of Class A Common Stock issued) to settle RSUs and performance units is generally subject to ordinary income tax. In each of the foregoing cases, the Company will generally be entitled to a corresponding federal income tax deduction at the same time the Participant recognizes ordinary income.

Section 162(m)

As described above, Awards granted under the LTIP may qualify as “qualified performance-based compensation” under Section 162(m) in order to preserve federal income tax deductions by the Company with respect to annual compensation required to be taken into account under Section 162(m) that is in excess of $1,000,000 and paid to the Chief Executive Officer and the other named executive officers employed at the end of the fiscal year. To qualify for this exception, stock options and other Awards must be granted under the LTIP by a committee consisting solely of three or more “outside directors” within the meaning of Section 162(m) and satisfy the LTIP’s limit on the amount that may be awarded to any one Participant during any calendar year. In addition, for Awards other than stock options to qualify as “qualified performance-based compensation,” the issuance or vesting of the Award, as the case may be, must be contingent upon satisfying one or more of the performance criteria listed in the LTIP, and in the above description of “Performance-Based Awards,” as established and certified by a committee consisting solely of three or more “outside directors.”

Section 409A

The LTIP has been designed so that Awards thereunder either are not subject to the deferred compensation rules of Section 409A or, if subject to Section 409A, are compliant with Section 409A. Awards subject to Section 409A, but not compliant with Section 409A, could result in accelerated taxation of the Awards and an additional 20 percent tax and interest charge tax to the Participant. These potential penalties on the Participant could reduce the value of grants subject to Section 409A and adversely affect the Company’s ability to achieve the LTIP’s purposes.

Deferral of Income

The LTIP also allows the Compensation Committee to provide in an Award agreement that Participants may elect to defer income associated with RSUs and performance units. However, such deferrals will only be permitted to be made in compliance with Section 409A. If such a deferral election is permitted and is made, the Participant will not be taxed on income associated with an Award until it is distributed and the Company will be entitled to any tax deduction at the same time.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE MASTERCARD INCORPORATED 2006 LONG TERM INCENTIVE PLAN, AS AMENDED AND RESTATED.

PROPOSAL 3

APPROVAL OF THE AMENDMENT OF SECTION 4.3 OF THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

General

The Company’s Board of Directors has approved the amendment of section 4.3 of the Company’s amended and restated certificate of incorporation to:

•

Provide that the Company may from time to time permit, subject to any conditions that it may determine in its sole discretion to impose (including, without limitation, any requirements the Company may impose to facilitate the orderly entry of converted shares of Class A Common Stock into the public trading market), holders of shares of Class B Common Stock to convert such shares into an equal number of shares of Class A Common Stock (each, a “Conversion Transaction”) prior to May 31, 2010; provided, however, that the Company shall not authorize a Conversion Transaction if such transaction, given pro forma effect (1) would cause the percentage equal to the number of issued and outstanding shares of Class B Common Stock divided by the sum of the number of issued and outstanding shares of Class A Common Stock and Class B Common Stock, based on the number of shares outstanding as of the end of the prior fiscal quarter or such other more recent date to be established at the discretion of the Company, to fall below 15% or (2) taken together with all other Conversion Transactions effected during such calendar year, would cause the percentage equal to the number of issued and outstanding shares of Class B Common Stock divided by the sum of the number of issued and outstanding shares of Class A Common Stock and Class B Common Stock, based on the number of shares outstanding as of December 31 of the prior calendar year, to decrease by more than 10 percentage points.

•	Remove the “right of first refusal” of Class A members and affiliate members of MasterCard International, a membership corporation, set forth in Section 4.3(E).

•

Create an exception to the prohibition against members of MasterCard International beneficially owning Class A Common Stock set forth in Section 4.3(K)(1), to allow such members to own shares of Class A Common Stock for a transitory period no longer than 30 days following a Conversion Transaction. Members of MasterCard International will not be permitted to vote any shares of Class A Common Stock beneficially owned by them.

•

Delete Section 4.3(F), which provides for the redemption of Class B Common Stock following the consummation of the Company’s initial public offering, since this redemption has already occurred and the provision is now obsolete.

Pursuant to the existing provisions of Section 4.3, the holders of Class B Common Stock are generally permitted to convert these shares into an equivalent number of shares of Class A Common Stock in connection with a sale of such shares commencing on May 31, 2010. The proposed amendment of Section 4.3 of the Company’s amended and restated certificate of incorporation would provide the Company with the flexibility to permit the holders of Class B Common Stock to convert their shares into an equal number of shares of Class A Common Stock from time to time prior to such date, subject to the limitations that no such transaction, given pro forma effect (1) would cause the percentage equal to the number of issued and outstanding shares of Class B Common Stock divided by the sum of the number of issued and outstanding shares of Class A Common Stock and Class B Common Stock, based on the number of shares outstanding as of the end of the prior fiscal quarter or such other more recent date to be established at the discretion of the Company, to fall below 15% or (2) taken together with all other Conversion Transactions effected during such calendar year, would cause the percentage equal to the number of issued and outstanding shares of Class B Common Stock divided by the sum of the number of issued and outstanding shares of Class A Common Stock and Class B Common Stock, based on the number of shares outstanding as of December 31 of the prior calendar year, to decrease by more than 10 percentage points. While the Company is under no obligation to permit any such transaction and may determine not to do so even if this Proposal is approved, the proposed amendment would allow the Company to permit one or more orderly disposition transactions by the Class B Stockholders in order to mitigate the adverse impact on the trading market for the Class A Common Stock that could otherwise result from the introduction of these holders’ shares into that market commencing on May 31, 2010.

Subject to stockholder approval of the proposed amendment of Section 4.3 of the Company’s amended and restated certificate of incorporation, the Company’s Board of Directors has approved the conversion of up to 13.4 million shares of Class B Common Stock into an equal number of shares of Class A Common Stock in 2007. To partially offset the issuance of Class A Common Stock in connection with such Conversion Transactions, the Company’s Board of Directors has also authorized, subject to stockholder approval of the proposed amendment of Section 4.3 of the Company’s amended and restated certificate of incorporation, the repurchase in open market transactions or through privately negotiated transactions of shares of Class A Common Stock in an aggregate amount not to exceed $500 million in 2007.

Under the provisions of the Company’s amended and restated certificate of incorporation, the adoption of the proposed amendment requires the affirmative vote of the holders of at least a majority of the outstanding shares of the Class A Common Stock of the Company, at least a majority of the outstanding shares of the Class B Common Stock of the Company and at least a majority of the votes cast by holders of the Class M Common Stock of the Company.

If our stockholders approve the proposed amendment of Section 4.3 of the Company’s amended and restated certificate of incorporation, we intend to file a certificate of amendment with the Delaware Secretary of State following our annual meeting of stockholders. The certificate of amendment will become effective on the date the filing is accepted by the Delaware Secretary of State. Please note, however, that the proposed plan to file a certificate of amendment may be abandoned by our Board of Directors without further action by the stockholders, at any time before or after the annual meeting, including after stockholder approval of the proposed amendment, if for any reason our Board of Directors deems it advisable.

The proposed amended version of Section 4.3 of the amended and restated certificate of incorporation, marked to show all changes from that section as currently in effect, is included as Appendix B to this Proxy Statement.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT OF SECTION 4.3 OF THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

PROPOSAL 4

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR 2007

The Audit Committee has appointed PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, as the Company’s independent registered public accounting firm to audit the financial statements of MasterCard Incorporated and its subsidiaries for the year ending December 31, 2007. PwC was our independent auditor for the year ended December 31, 2006. The firm is a registered public accounting firm.

A resolution will be presented at the Annual Meeting to ratify PwC’s appointment. If the stockholders do not ratify the appointment of PwC, the selection of the independent registered public accounting firm will be reconsidered by the Audit Committee.

A representative of PwC will be present at the Annual Meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2007.

AUDITORS SERVICES AND FEES

The Audit Committee and the Company have adopted policies and procedures pertaining to the provision by the Company’s independent registered public accounting firm of any audit or non-audit services. The policies and procedures specifically require Audit Committee pre-approval of all audit and non-audit services. In addition, proposed services of the independent registered public accounting firm materially exceeding any pre-approved project scope, terms and conditions, or cost levels require specific pre-approval by the Audit Committee. The Audit Committee has also delegated power to the Chairman of the Audit Committee to pre-approve in certain circumstances any engagements or changes in engagements by the independent registered public accounting firm for audit or non-audit services. The Company paid no fees to its independent registered public accounting firm in fiscal year 2006 in connection with engagements that were not pre-approved by the Audit Committee or the Audit Committee Chairman. To help ensure the independence of the Company’s independent registered public accounting firm, the Company has also adopted policies and procedures relating to, among other things, the engagement of the independent registered public accounting firm and the hiring of employees of the independent registered public accounting firm.

Set forth below are the audit and non-audit fees billed by PwC for fiscal year 2006 and fiscal year 2005.

Audit Fees. The aggregate fees billed to the Company by PwC for the integrated audit of the Company’s annual consolidated financial statements and review of the Company’s quarterly financial statements were $4,862,752 for fiscal year 2006 and $4,337,738 for fiscal year 2005. Audit fees also include Sarbanes-Oxley Section 404 audit procedures and audit services related to the Company’s IPO and associated out-of-pocket expenses.

Audit-Related Fees. The aggregate fees billed to the Company by PwC for assurance and related audit services (but not included in the audit fees set forth above) were $545,000 for fiscal year 2006 and $996,730 for fiscal year 2005. The assurance and related audit services included information technology attestations (e.g. SAS 70), employee benefit plan audits, agreed upon procedures reports, and associated out-of-pocket expenses.

Tax Fees. The aggregate fees billed to the Company by PwC for tax compliance, tax advice and tax planning services were $703,191 for fiscal year 2006 and $987,068 for fiscal year 2005. These tax services principally consisted of tax return preparation and related compliance support services, tax accounting advice, tax planning and other tax related services.

All Other Fees. All other fees billed by PwC were $7,478 for fiscal year 2006 and $4,300 for fiscal year 2005.

AUDIT COMMITTEE REPORT

The Audit Committee of the Company’s Board of Directors is composed of six directors and operates under a written charter adopted by the Board of Directors. The Audit Committee assists the Board in, among other things, the oversight of: (i) the quality and integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent registered public accounting firm’s qualifications and independence, and (iv) the performance of the Company’s internal audit function and independent registered public accounting firm.

Management is responsible for the Company’s internal controls, the financial reporting process and preparation of the consolidated financial statements of the Company. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Audit Committee reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee further discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) as amended.

The Company’s independent registered public accounting firm also provided to the Audit Committee the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent registered public accounting firm that firm’s independence.

Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm and the Audit Committee’s review of the representations of management and the report and letter of the independent registered public accounting firm provided to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 for filing with the Securities and Exchange Commission.

Audit Committee:

Mark Schwartz, Chairman

David R. Carlucci

Richard Haythornthwaite

Nancy J. Karch

Norman C. McLuskie

Marc Olivié

OTHER MATTERS

Management does not know of any business to be transacted at the Annual Meeting other than as indicated herein. Should any such matter properly come before the Annual Meeting for a vote, the persons designated as proxies will vote thereon in accordance with their best judgment.

You are urged to promptly sign, date and return the enclosed proxy card in the accompanying postage-paid envelope or authorize the individuals named on your proxy card to vote your interests by calling the toll-free telephone number or by using the Internet as described in the instructions included with your proxy card.

Deadline for Submitting Proposals for Next Year’s Annual Meeting. Stockholders may submit proposals on matters appropriate for stockholder action at future Annual Meetings of the Company in accordance with SEC regulations and the provisions of our by-laws.

Pursuant to Rule 14a-8 under the Exchange Act, holders of either: (1) at least $2,000 in market value, or (2) 1% of the Company’s securities entitled to be voted on the proposal (the “Voting Stock”), who have held such shares of Voting Stock for at least one year, who continue to hold those shares of Voting Stock through the date of the annual meeting of stockholders may submit a proposal for inclusion in the Company’s proxy materials for use in connection with such annual meeting. In order to be eligible for consideration, the holder must transmit the proposal, along with: (1) his or her name, (2) address, (3) the number of shares of Voting Stock that he or she holds of record or beneficially, (4) the dates on which the shares of Voting Stock were acquired, (5) documentary support for claims of beneficial ownership of Voting Stock and (6) a written statement that the holder intends to continue to hold the Voting Stock through the date of the annual meeting, in writing, by certified mail—return receipt requested, to the Secretary of the Company, at the address set forth above under “Introduction—Solicitation of Proxies.” Proposals that stockholders seek to have included in the proxy statement for the 2008 Annual Meeting of Stockholders must be received by the Company no later than [December 26, 2007]. Proposals should be directed to the attention of the Secretary at the address set forth above under “Introduction—Solicitation of Proxies.”

With respect to matters not included in the proxy statement pursuant to Rule 14a-8 under the Exchange Act, the Company’s By-laws require advance notice. Specifically, pursuant to Article I, Section 12 of the Company’s By-laws, in order for business to be properly brought before an annual meeting (other than business specified in the proxy material), notice of such business must be received by the Company not less than ninety (90) days nor more than one hundred and twenty (120) days prior to the anniversary date of the immediately preceding annual meeting, and must contain the information required by our by-laws as set forth in “Board of Directors and Corporate Governance—Nomination of Directors” above. In the event that the annual meeting is advanced by more than twenty (20) days or delayed by more than seventy (70) days from the anniversary of the immediately preceding annual meeting, notice by the stockholder, in order to be timely, must be received no earlier than the 120th day prior to the annual meeting and not later than the close of business on the 90th day prior to such annual meeting or the tenth day following the day on which such notice of the date of the annual meeting was first publicly announced, whichever occurs first. As a result, if the Company’s Annual Meeting of Stockholders for 2008 is within 30 days before or after the anniversary date of the Annual Meeting, then notice of a stockholder nomination for candidates for the Board of Directors or any other stockholder proposal must be received by the Company between [March 20, 2008] and [April 19, 2008].

Rule 14a-4(c)(1) promulgated under the Exchange Act (“Rule 14a-4(c)(1)”) governs the Company’s use of its discretionary proxy voting authority with respect to a stockholder proposal that is not addressed in the Company’s proxy statement. The rule provides that if a proponent of a proposal fails to notify the company at least 45 days prior to the first anniversary date of the date of mailing of the prior year’s proxy statement (or a date specified in an advance notice provision in the company’s by-laws), then the company will be permitted to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement. Since the Company has an advance notice provision in its By-laws, as discussed in the preceding paragraph, the 45-day period under Rule 14a-4(c)(1) does not apply. With respect to the Company’s 2008 Annual Meeting of Stockholders, assuming such meeting occurs within 30 days before or after the anniversary date of the Annual Meeting, if the Company is not provided notice of a stockholder proposal (other than stockholder proposals included in the proxy statement pursuant to Rule 14a-8 under the Exchange Act) by [April 3, 2008], the Company will be permitted to use its discretionary voting authority as outlined above.

Additionally, holders of shares of Voting Stock desiring to have proposals submitted for consideration at future meetings of the stockholders should consult the applicable rules and regulations of the SEC, including Rule 14a-8 under the Exchange Act, with respect to such proposals, including the permissible number and length of proposals, the circumstances in which the Company is permitted to exclude proposals and other matters governed by such rules and regulations.

A proxy granted by a Voting Stockholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above by-law notice provisions, subject to applicable rules of the SEC.

Copies of our by-laws are available through the Company’s website at http://www.mastercard.com, or may be obtained from the Secretary.

By Order of the Board of Directors

Noah J. Hanft

Corporate Secretary

Purchase, New York

April [26], 2007

APPENDIX A

MASTERCARD INCORPORATED

2006 LONG TERM INCENTIVE PLAN

Amended and Restated Effective [June 7], 2007

A-i

A-ii

7.2 Grant.	~~14~~11

7.3 Required Terms and Conditions.	~~15~~11

7.4 Standard Terms and Conditions.	~~15~~12

7.5 Termination.	~~15~~12

ARTICLE VIII RESTRICTED STOCK	~~16~~13

8.1 General.	~~16~~13

8.2 Grant, Awards and Certificates.	~~17~~13

8.3 Required Terms and Conditions.	~~17~~13

8.4 Standard Terms and Conditions.	~~17~~14

8.5 Termination.	~~18~~14

8.6 Price.	~~18~~14

8.7 Section 83(b) Election.	~~18~~14

ARTICLE IX RESTRICTED STOCK UNITS	~~19~~15

9.1 General.	~~19~~15

9.2 Grant.	~~19~~15

9.3 Required Terms and Conditions.	~~19~~15

9.4 Standard Terms and Conditions.	~~20~~15

9.5 Termination.	~~20~~16

ARTICLE X PERFORMANCE UNITS	~~20~~16

10.1 General.	~~20~~16

10.2 Earning Performance Unit Awards.	~~20~~16

10.3 Performance Period and Vesting in Performance Unit Award.	~~21~~16

10.4 Termination of Employment.	~~21~~16

10.5 Nontransferability.	~~21~~17

ARTICLE XI OTHER STOCK-BASED AWARDS	~~21~~17

11.1 Other Stock-Based Awards.	~~21~~17

ARTICLE XII NON-COMPETITION AND NON-SOLICITATION AGREEMENT	~~22~~17

12.1 Non-Competition and Non-Solicitation Agreement.	~~22~~17

ARTICLE XIII CHANGE IN CONTROL	~~22~~17

~~12.1~~13.1 Impact of Event.	~~22~~17

~~12.2~~13.2 Additional Discretion.	~~22~~18

ARTICLE ~~XIII~~XIV PROVISIONS APPLICABLE TO SHARES ACQUIRED UNDER THIS PLAN	~~22~~18

~~13.1~~14.1 No Company Obligation.	~~22~~18

A-iii

ARTICLE ~~XIV~~XV MISCELLANEOUS	~~23~~18

~~14.1~~15.1 Amendments and Termination.	~~23~~18

~~14.2~~15.2 Form of Awards.	~~23~~18

~~14.3~~15.3 No Reload Rights.	~~23~~19

~~14.4~~15.4 Loans.	~~24~~19

~~14.5~~15.5 Unfunded Status of Plan.	~~24~~19

~~14.6~~15.6 Provisions Relating to Code Section 162(m).	~~24~~19

~~14.7~~15.7 Additional Compensation Arrangements.	~~28~~21

~~14.8~~15.8 Withholding.	~~28~~22

~~14.9~~15.9 Controlling Law.	~~29~~22

~~14.10~~15.10 Offset.	~~29~~22

~~14.11~~15.11 Nontransferability; Beneficiaries.	~~29~~22

~~14.12~~15.12 No Rights with Respect to Continuance of Employment.	~~29~~22

~~14.13~~15.13 Awards in Substitution for Awards Granted by Other Corporations.	~~29~~23

~~14.14~~15.14 Delivery of Stock Certificate.	~~30~~23

~~14.15~~15.15 Indemnification.	~~30~~23

~~14.16~~15.16 No Guarantee of Tax Consequences.	~~30~~23

~~14.17~~15.17 Foreign Employees and Foreign Law Consideration.	~~31~~23

~~14.18~~15.18 Section 409A Savings Clause.	~~31~~24

~~14.19~~15.19 No Fractional Shares.	~~31~~24

~~14.20~~15.20 Severability.	~~31~~24

~~14.21~~15.21 Successors and Assigns.	~~31~~24

~~14.22~~15.22 Entire Agreement.	~~32~~24

~~14.23~~15.23 Term.	~~32~~24

~~14.24~~15.24 Gender and Number.	~~32~~24

~~14.25~~15.25 Headings.	~~32~~24

A-iv

ARTICLE I

ESTABLISHMENT AND PURPOSE

1.1 Establishment.

The MasterCard ~~International~~ Incorporated 2006 Long Term Incentive Plan (“Plan”) is hereby established by MasterCard ~~International~~ Incorporated (the “Company”), effective as of the Effective Date. The Plan, as amended and restated, was approved by the Company’s Board on April 5, 2007, effective upon approval of the amended and restated plan by shareholders.

1.2 Purposes.

The purpose of the Plan is to foster and promote the long-term financial success of the Company and materially increase shareholder value by motivating performance through incentive compensation. The Plan also is intended to encourage Participant ownership in the Company, attract and retain talent, and enable Participants to participate in the long-term growth and financial success of the Company. The Plan and the grant of Awards thereunder are expressly conditioned upon the Plan’s approval by the shareholders of the Company.

ARTICLE II

DEFINITIONS

For purposes of the Plan, the following terms are defined as set forth below:

2.1 “Affiliated Employer” ~~means (i) any corporation which is a member of a controlled group of corporations (as defined in Section 414(b) of the Code), which includes the Company, (ii) any trade or business (whether or not incorporated), which is under common control (as defined in Section 414(c) of the Code) with the Company, (iii) any organization (whether or not incorporated) which is a member of an affiliated services group (as defined in Section 414(m) of the Code) which includes the Company, and (iv) any other entity required to be aggregated with the Company pursuant to regulations under Section 414(o) of the Code.~~ means all persons with whom the Company would be considered a single employer under Section 414(b) or Section 414(c) of the Code.

2.2 “Agreement” means any agreement entered into pursuant to the Plan by which an Award is granted to a Participant.

2.3 “Award” means any Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Unit, or Other Stock-Based Award granted to a Participant under the Plan. Awards shall be subject to the terms and conditions of the Plan and shall be evidenced by an Agreement containing such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable.

2.4 “Beneficiary” means any person or other entity, which has been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the compensation, specified under the Plan to the extent permitted. If there is no designated beneficiary, then the term means any person or other entity entitled by will or the laws of descent and distribution to receive such compensation.

2.5 “Board of Directors” or “Board” means the ~~Global~~ Board of Directors of the Company.

2.6 “Cause” means (i) the willful failure by the Participant to perform his duties or responsibilities (other than due to Disability), (ii) the Participant’s engaging in serious misconduct that is injurious to the Company or an Affiliated Employer including, but not limited to, damage to its reputation or standing in its industry; (iii) the Participant’s having been convicted of, or entered a plea of guilty or nolo contendere to, a crime that constitutes a felony, or a crime that constitutes a misdemeanor involving moral turpitude, (iv) the material breach by the

Participant of any written covenant or agreement with the Company or an Affiliated Employer not to disclose any information pertaining to the Company and/or its Affiliated Employers, or (v) the breach by the Participant of the Code of Conduct, or any material provision of the following Company policies: non-discrimination, substance abuse, workplace violence, nepotism, travel and entertainment, corporation information security, antitrust/competition law, foreign corrupt practices act, enterprise risk management, accounting, contracts, purchasing, communications, investor relations, immigration, privacy, insider trading, and similar policies, whether currently in effect or later adopted.

2.7 “Change in Control” means the occurrence of any of the following events, but shall specifically exclude a Public Offering:

(i) The acquisition by any individual entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of equity securities of the Company representing more than 30 percent of the voting power of the then outstanding equity securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”), provided, however, that for purposes of this subsection (i) the following acquisitions shall not constitute a Change of Control: (A) any acquisition by the Company, (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, and (C) an acquisition pursuant to a transaction which complies with clauses (A), (B), and (C) of subsection (iii); or

(ii) A change in the composition of the Board as of the Effective Date (the “Incumbent Board”) that causes less than a majority of the directors of the Company then in office to be members of the Incumbent Board, provided, however, that any individual becoming a director subsequent to the Effective Date, whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; or

(iii) Consummation of a reorganization, merger, or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the purchase of assets or stock of another entity (“A Business Combination”), in each case, unless immediately following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Business Combination will beneficially own, directly or indirectly, more than 50 percent of the then outstanding combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors (or equivalent governing body, if applicable) of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all of substantially all of the Company’s assets directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Voting Securities, (B) no person (excluding any employee benefit plan (or related trust) of the Company or such entity resulting from such Business Combination) will beneficially own, directly or indirectly, more than a majority of the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership of the Company existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors (or equivalent governing body, if applicable) of the entity resulting from such Business Combination will have been members of the Incumbent Board at the time of the initial agreement, or action of the Board, providing for such Business Combination; or

(iv) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

2.8 “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor, along with related rules, regulations and interpretations.

2.9 “Commission” means the Securities and Exchange Commission or any successor thereto.

2.10 “Committee” means the Human Resources and Compensation Committee of the ~~Global~~ Board of Directors of the Company, or such other committee, or subcommittee of the ~~Compensation~~ Committee designated by the Board to administer the Plan, provided that the Committee shall be composed of not less than two directors each of whom is a Non-Employee Director, an independent director as required by the rules of the national securities exchange on which the Company’s Common ~~Stock is~~Shares are listed, and in the case of an Award subject to Section ~~14.6~~15.6 an Outside Director.

2.11 “Common Shares” means shares of the Company’s Class A or Class B Common ~~Stock~~Shares, $0.0001 par value (as such par value may be amended from time to time), whether presently or hereafter issued, and any other stock or security resulting from adjustment thereof as described hereinafter, or the Common Shares of any successor to the Company which is designated for the purpose of the Plan.

2.12 “Company” means MasterCard Incorporated, and includes any successor or assignee corporation or corporations into which the Company may be merged, changed or consolidated; any corporation for whose securities the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company. Wherever the context of the Plan so admits or requires, “Company” also means “Affiliated Employer”.

2.13 “Covered Employee” means a Participant whose compensation in the year of payment of an Award is subject to Section 162(m) of the Code.

2.14 “Disability” means total and permanent disability in accordance with the Company’s or an Affiliated Employer’s long-term disability plan, as determined by the Committee.

2.15 “Effective Date” means when approved by shareholders.

2.16 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder.

2.17 “Exercise Price” means the price at which the Common Shares may be purchased under an Option or may be obtained under a Stock Appreciation Right. In no event may the Exercise Price per share of Common Shares covered by an Option, or the Exercise Price of a Stock Appreciation Right, be reduced through the technique commonly known as “repricing.”

2.18 “Fair Market Value” means, if the Common ~~Stock is~~Shares are listed on a national securities exchange, as of any ~~given date, the average of the high and low prices~~Grant Date, the closing price for the Common ~~Stock~~Shares on the principal exchange on which the shares are traded for ~~the immediately preceding date on which Shares were traded~~that date, all as reported by such source as the Committee may select. If the Common ~~Stock in~~Shares are not traded as of any Grant Date, the Fair Market Value means the closing price for the Common Shares on the principal exchange on which the shares are traded for the immediately preceding date on which shares were traded. If the Common Shares are not listed on a national securities exchange ~~on a day~~as of any Grant Date, Fair Market Value shall be determined by the Committee in its good faith discretion~~. In the event of the Company’s Initial Public Offering, the fair market value of the stock on the date of the Initial Public Offering shall be the price at which the stock is offered in the Initial Public Offering~~.

2.19 “Good Reason” shall mean the occurrence of the following without the Participant’s prior written consent: (i) assignment to a position for which the Participant is not qualified or a lesser position than the position held by the Executive six months before the Change in Control (although duties may differ without giving rise to a termination by the Participant for Good Reason), (ii) a reduction in the Participant’s annual Base Salary from that in effect six months before the Change in Control; (iii) the relocation of the Participant’s principal place of employment to a location more than fifty (50) miles from the Participant’s principal place of employment (unless such relocation does not increase the Participant’s commute by more than twenty (20) miles) six months before the Change in Control, except for required travel on the Company’s business to an extent substantially consistent with the Participant’s business travel obligations as of such day; or (iv) the failure by the Company to obtain an agreement from any successor to the Company to assume and agree to perform any employment agreement between Participant and the Company or any Affiliated Employer.

2.20 “Grant Date” means the date as of which an Award is determined to be effective and designated in a resolution by the Committee and is granted pursuant to the Plan. The Grant Date shall not be earlier than the date of the resolution and action thereon by the Committee. In no event shall the Grant Date be earlier than the Effective Date.

2.21 “Incentive Stock Option” or “ISO” means any Option intended to be and designated as an “incentive stock option,” which qualifies as an “incentive stock option” within the meaning of Section 422 of the Code.

2.22 “Non-Employee Director” shall have the meaning provided for in Rule 16b-3(b)(3) under the Exchange Act, 17 CFR §240.16b-3(b)(3), as amended.

2.23 “Non-Qualified Stock Option” or “NQSO” means an Option to purchase Common Shares in the Company granted under the Plan, the taxation of which is pursuant to Section 83 of the Code.

2.24 “Option” means a right to purchase Common Shares granted to a Participant in accordance with Article VI. An Option may be either an ISO or NQSO.

2.25 “Option Period” means the period during which the Option shall be exercisable in accordance with an Agreement and Article VI.

2.26 “Other Stock-Based Award” means a right granted under ~~Section 11.1.~~Article XI.

2.27 “Outside Director” means a member of the Board who is not an employee of the Company or an Affiliated Employer and who qualifies as an outside director for purposes of ~~section~~Section 162(m)(4)(C)(~~ii~~i).

2.28 “Participant” means a person who satisfies the eligibility conditions of Article V and to whom an Award has been granted by the Committee under the Plan.

2.29 “Performance Period” shall mean that period established by the Committee, which may be as short as a calendar quarter, during which any performance goals specified by the Committee with respect to such Awards are to be measured.

2.30 “Performance Unit” means a right ~~described in Section 10.1.~~granted under Article X.

2.31 “Plan” means the MasterCard ~~International~~ Incorporated 2006 Long Term Incentive Plan, as herein set forth and as may be amended from time to time.

2.32 “Public Offering” means any public offering of any class or series of the Company’s equity securities pursuant to a registration statement filed by the Company under the Securities Act or Exchange Act~~, including the Initial Public Offering~~.

2.33 “Restricted Stock” means Common Shares granted to a Participant subject to terms and conditions, including a risk of forfeiture, established by the Committee pursuant to Article VIII of this Plan and evidenced by an Award Agreement.

2.34 “Restricted Stock Unit” means a right granted under ~~Section 9.1.~~Article IX.

2.35 “Restriction Period” means the period of time during which restrictions established by the Committee shall apply to an Award.

2.36 “Retirement” means retirement ~~pursuant to the terms of~~as defined in the MasterCard Accumulation Plan.

2.37 “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Commission under Section 16 of the Exchange Act or any successor rule.

2.38 “Securities Act” means the Securities Act of 1933, as amended, and the regulations promulgated thereunder.

2.39 “Stock Appreciation Right” or “SAR” means a right granted under ~~Section 7.1.~~Article VII.

2.40 “Stock Option” means an Option.

2.41 “Termination of Employment” means the occurrence of any act or event whether pursuant to an employment agreement or otherwise that actually or effectively causes or results in the person’s ceasing, for whatever reason, to be an officer or employee of either the Company or ~~of~~ any Affiliated Employer, including, without limitation, death, Disability, Retirement, dismissal, severance at the election of the Participant, or severance as a result of the discontinuance, liquidation, sale or transfer by the Company or an Affiliated Employer of a business owned or operated by the Company or an Affiliated Employer. A Termination of Employment shall occur with respect to an employee who is employed by an Affiliated Employer if the Affiliated Employer shall cease to be an Affiliated Employer and the Participant shall not immediately thereafter become an employee of the Company or another Affiliated Employer.

In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

ARTICLE III

ADMINISTRATION

3.1 Committee Structure.

The Plan shall be administered by the Committee. A majority of the Committee shall constitute a quorum at any meeting thereof (including telephone conference) and the acts of a majority of the members present, or acts approved in writing by the entire Committee without a meeting, shall be the acts of the Committee for purposes of this Plan. Any member of the Committee may resign upon notice to the Board. The Board shall have the authority to remove, replace or fill any vacancy of any member of the Committee in accordance with the terms of the Committee’s Charter.

3.2 Committee Actions.

The Committee may authorize any one or more of its members or an officer of the Company to execute and deliver documents on behalf of the Committee. The Committee may allocate among one or more of its members, or may delegate to one or more of its agents, such duties and responsibilities as it determines.

3.3 Committee Authority.

Subject to applicable law, the Company’s certificate of incorporation and by-laws ~~or~~, and the terms of the Plan, the Committee shall have the discretionary authority:

(1) to determine eligibility and to select those persons to whom Awards may be granted from time to time, including to limit eligibility to persons who execute a non-competition and/or non-solicitation agreement;

(2) to determine the nature and amount of each ~~award~~Award;

(3) to determine the terms and conditions of each Award granted hereunder, based on such factors as the Committee shall determine, including terms conditioning vesting, payment, or any other benefit under the Plan on execution and compliance with a non-competition and/or non-solicitation agreement; provided that the Exercise Price of any Option or Stock Appreciation Right shall not be less than the Fair Market Value per share as of the Grant Date;

(4) to determine whether, to what extent, and under what circumstances Awards may be settled in cash, Common Shares, or other property, either at the time of grant or thereafter,

(5) to modify, amend, or adjust the terms and conditions, at any time or from time to time, of any Award, subject to the limitations of Section ~~14.1~~15.1;

(6) to cancel, with the consent of the Participant or as otherwise provided in the Plan or an Agreement, outstanding Awards;

(7) to provide for the forms of Agreement to be utilized in connection with this Plan;

(8) to determine the permissible methods of Award exercise and payment within the terms and conditions of the Plan and the particular Agreement;

(9) to determine what legal requirements are applicable to the Plan, Awards, and the issuance of Common Shares, and to require of a Participant that appropriate action be taken with respect to such requirements;

(10) to establish any “blackout” period that the Committee in it sole discretion deems necessary or advisable;

(11) to determine the restrictions or limitations on the transfer of Common Shares;

(12) to supply any omission, reconcile any inconsistency in the Plan or any Award, determine whether any Award is to be adjusted, modified or purchased, or is to become fully exercisable, under the Plan or the terms of an Agreement;

(13) to adopt, amend and rescind such administrative rules, guidelines, and practices as, in its opinion, may be advisable in the administration of this Plan;

(14) to appoint and compensate agents, counsel, auditors or other specialists to aid it in the discharge of its duties; and

(15) to interpret this Plan and any instrument or agreement under the Plan, and undertake such actions and make such determinations and decisions as it deems necessary and advisable to administer the Plan intent.

The Committee shall have discretionary authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Agreement) and to otherwise supervise the administration of the Plan. The Committee’s policies and procedures may differ with respect to Awards granted at different times and may differ with respect to a Participant from time to time, or with respect to different Participants at the same or different times.

3.4 Committee Determinations and Decisions.

Any determination made by the Committee pursuant to the provisions of the Plan shall be made in its sole discretion, and in the case of any determination relating to an Award may be made at the time of the grant of the Award or, unless in contravention of any express term of the Plan or an Agreement, at any time thereafter. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants. Any determination shall not be subject to de novo review if challenged in court.

ARTICLE IV

SHARES SUBJECT TO PLAN

4.1 Number of Shares.

Subject to the adjustment under Section 4.6, the total number of newly issued ~~shares of~~ Common Shares reserved and available for distribution pursuant to Awards under the Plan shall be ~~5,300,000 shares of~~11,550,000 Class A Common ~~Stock~~Shares. Such shares may consist, in whole or in part, of authorized and unissued shares or shares acquired from a third party.

4.2 Release of Shares.

Subject to Section 4.1, the Committee shall have full authority to determine the number ~~of shares~~ of Common Shares available for Awards. In its discretion the Committee may include (without limitation), as available for distribution, (a) Common Shares subject to any Award that have been previously forfeited; (b) Common Shares under an Award that otherwise terminates, expires, or lapses without issuance of Common Shares being made to a Participant; (c) Common Shares subject to any award that settles in cash, or (d) Common Shares that are received ~~or~~, retained, or not issued by the Company in connection with the exercise of an Award, including the satisfaction of any tax liability or tax withholding obligation. Any ~~shares~~Common Shares that are available immediately prior to the termination of the Plan, or any ~~shares of~~ Common Shares returned to the Company for any reason subsequent to the termination of the Plan, may be transferred to a successor plan.

4.3 Restrictions on Shares.

Common Shares issued upon exercise or settlement of an Award shall be subject to the terms and conditions specified herein and to such other terms, conditions and restrictions as the Committee in its discretion may determine or provide in the Award Agreement. The Company shall not be required to issue or deliver any certificates for Common Shares, cash or other property prior to (i) the completion of any registration or qualification of such shares under federal, state or other law, or any ruling or regulation of any government body which the Committee determines to be necessary or advisable; and (ii) the satisfaction of any applicable withholding obligation in order for the Company or an Affiliated Employer to obtain a deduction or discharge its legal obligation with respect to the ~~exercise of an~~ Award. The Company may cause any certificate (or other representation of title) for any ~~shares of~~ Common Shares to be delivered to be properly marked with a legend or other notation reflecting the limitations on transfer of such Common Shares as provided in this Plan or as the Committee may otherwise require. The Committee may require any person exercising or vesting in an Award to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the Common Shares in compliance with applicable law or otherwise. Fractional shares shall not be delivered, but shall be rounded to the next lower whole number of shares.

4.4 ISO Restriction.

Solely for purposes of determining whether shares are available for the issuance of ISOs, and notwithstanding anything in this Section to the contrary, the maximum aggregate number of shares that may be issued through ISOs under this Plan shall be 500,000. The terms of ~~section~~Section 4.2 shall apply equally for purposes of the number of shares available under this Section 4.4 for issuance through ISOs, except that shares subject to ISOs that settle in cash shall not be available for distribution through issuance of ISOs.

4.5 Shareholder Rights.

Other than voting rights, no person shall have any rights of a shareholder as to Common Shares subject to an Award until, after proper transfer of the Common Shares subject to the Award or other action required, such shares shall have been recorded on the Company’s official shareholder records as having been issued and transferred. Upon grant of Restricted Stock, or exercise of an Option or a SAR, or payment of any other Award or any portion thereof, the Company will have a reasonable period in which to issue and transfer the shares, and the Participant will not be treated as a shareholder for any purpose whatsoever prior to such issuance and transfer, except as provided in Section 8.4(3). No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such shares are recorded as issued and transferred in the Company’s official shareholder records, except as provided herein or in an Agreement.

4.6 Adjustment Provision.

(1) Adjustment. In the event of any Company share dividend, share split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company stockholders other than a normal cash dividend), reorganization, rights offering, a partial or complete liquidation, or any other corporate transaction, Company securities offering or event involving the Company and having an effect similar to any of the foregoing, then the Committee ~~may~~shall make appropriate adjustments or substitutions as described below in this Section. The adjustments or substitutions may relate to the number of ~~shares of~~ Common Shares available for Awards under the Plan, the number ~~of shares~~ of Common Shares covered by outstanding Awards, the exercise price per share of outstanding Awards, and any other characteristics or terms of the Awards as the Committee may deem necessary or appropriate to reflect equitably the effects of such changes to the Participants. Notwithstanding the foregoing, any fractional shares resulting from such adjustment shall be eliminated by rounding to the next lower whole number of shares with appropriate payment for such fractional share as shall reasonably be determined by the Committee.

(2) Section 409A. Any adjustments made pursuant to Section 4.6(1) to Awards that are considered “deferred compensation” within the meaning of Section 409A of the Code shall be made in compliance with the requirements of Section 409A. Any adjustments made pursuant to Section 4.6(1) to Awards that are not considered “deferred compensation” subject to Section 409A of the Code shall be made in such manner as to ensure that after such adjustment, the Awards either continue not to be subject to ~~section~~Section 409A or comply with the requirements of ~~section~~Section 409A.

ARTICLE V

ELIGIBILITY

5.1 Eligibility.

Any employee of the Company or an Affiliated Employer, and any individual covered by Section ~~14.13,~~15.13, shall be eligible to be designated, in the discretion of the Committee, a Participant of this Plan, provided such eligibility would not jeopardize this Plan’s compliance with Rule 16b-3 under the Exchange Act or any successor rule. The Committee may require that, in order to be eligible to be designated a Participant, an employee must execute, in a form prescribed by the Company, a non-competition and/or non-solicitation agreement. Only an employee of the Company, any parent corporation or subsidiary of the Company (as such terms are defined in Section 424 of the Code) on the ~~date of grant~~Grant Date shall be eligible to be granted an Incentive Stock Option.

ARTICLE VI

STOCK OPTIONS

6.1 General.

The Committee shall have authority to grant Options under the Plan at any time or from time to time. An Option shall entitle the Participant to receive Common Shares upon exercise of such Option, subject to the Participant’s satisfaction in full of any conditions, restrictions or limitations imposed in accordance with the Plan or an Agreement (the terms and provisions of which may differ from other Agreements) including, without limitation, payment of the Option Price. The Committee may provide for grant or vesting of Options conditioned upon the achievement of performance goals pursuant to Section ~~14.6.~~15.6 or the execution of, and/or compliance with, a non-competition or non-solicitation agreement, or both. Options may be granted alone or in addition to other Awards granted under the Plan.

6.2 Grant.

The grant of an Option shall occur as of the Grant Date determined by the Committee provided that the Grant Date shall not be earlier than the date ~~upon which~~of the resolution and action thereon by the Committee ~~acts to grant the Option~~. An Award of Options shall be evidenced by, and subject to the terms of, an Agreement. To the extent that any Option is not designated as an Incentive Stock Option or is so designated, but does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.

6.3 Required Terms and Conditions.

Options shall be subject to the following terms and conditions and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable:

(1) Exercise Price. The Exercise Price per share for an Award shall not be less than the Fair Market Value per share as of the Grant Date. If an Option which is intended to qualify as an Incentive Stock Option is granted to an individual (a “10% Owner”) who owns or who is deemed to own shares possessing more than ten percent (10%) of the combined voting power of all classes of shares of the Company, a corporation which is a parent corporation of the Company, or any subsidiary of the Company (each as defined in Section 424 of the Code), the Exercise Price per share shall not be less than one hundred ten percent (110%) of such Fair Market Value per share as of the Grant Date.

(2) Option Period. The Option Period fixed by the Committee for any Award shall be no longer than ten (10) years ~~after the date~~from the Option ~~is granted~~’s Grant Date. In the case of an Incentive Stock Option granted to a 10% Owner, the Option Period shall not exceed five (5) years. No Option which is intended to be an Incentive Stock Option shall be granted more than ten (10) years from the date the Plan is adopted by the Company or the date the Plan is approved by the shareholders of the Company, whichever is earlier.

(3) Exercisability. In no event shall an Option be exercisable earlier than six months after the ~~date of grant (unless the Option is~~Grant Date (except in the case of the Participant’s death or in the case of an Option granted in lieu of or replacement of compensation that is subject to vesting restrictions, in which case the Option may be exercisable pursuant to the same vesting restrictions as was the compensation) or later than ten years ~~after~~from the ~~date of grant~~Grant Date. The Committee may provide in an Option Agreement or thereafter for an accelerated exercise of all or part of an Option upon such events or standards that it may determine, including one or more performance measures. If the Committee intends that an Option be able to qualify as an Incentive Stock Option, aggregate Fair Market Value (determined at the ~~date of grant of the~~ Option’s Grant Date) of the Common Shares as to which such Incentive Stock Option ~~which~~ is exercisable for the first time during any calendar year shall not exceed $100,000.

(4) Method of Exercise. Subject to the provisions of this Article VI and the Agreement, a Participant may exercise Options, in whole or in part, during the Option Period by giving written notice of exercise on a form provided by the Committee to the Company specifying the number of whole shares of Common Shares subject to the Option to be purchased. Such notice shall be accompanied by payment in full of the purchase price. Payment of the purchase price shall be by (i) delivery of cash or certified check, (ii) delivery of Common Shares already owned by the Participant (for any minimum period required by the Committee) having a total ~~Fair Market Value on the date of delivery~~value equal to the Exercise Price, (iii) by means of delivery of cash by a broker-dealer as a “cashless” exercise, (iv) any combination of the foregoing, or (v) any other method approved by the Committee.

(5) Form of Settlement. The Committee may provide, at the time of grant, that the shares to be issued upon an Option’s exercise shall be in the form of Restricted Stock or other similar securities or may reserve the right so to provide after the time of grant.

(6) Conditions for Issuance of Shares. No ~~shares of~~ Common Shares shall be issued until full payment therefore has been made. A Participant shall have all of the rights of a shareholder of the Company holding the class of shares that is subject to such Option (including, if applicable, the right to vote the shares and the right to receive dividends) when the Participant has given written notice of exercise, has paid in full for such shares, and such shares have been recorded on the Company’s official shareholder records as having been issued and transferred.

(7) No Deferral Features. To the extent necessary to comply with Code Section 409A, no Option Agreement shall include any features allowing the Participant to defer recognition of income past the date of exercise.

6.4 Standard Terms and Conditions.

Unless the Committee specifies otherwise in the Award Agreement, the terms set forth in this Section 6.4 shall apply to all Options granted under the Plan. Any Option Award Agreement that incorporates the terms of the Plan by reference shall be deemed to have incorporated the terms set forth in this Section 6.4.

(1) Exercise Price. The standard Exercise Price per share shall be the Fair Market Value per share as of the Grant Date.

(2) Option Period. The standard Option Period of each Option shall be ten (10) years ~~after the date~~from the Option ~~is granted~~’s Grant Date.

(3) Exercisability. Subject to Section ~~12.1,~~13.1, the standard rate at which an Option shall be exercisable shall be 25 percent on each of the first four anniversaries of the grant.

(4) Method of Exercise. The standard form of payment of the Exercise Price shall be by ~~any of the methods permitted by Section 6.3(4), as selected by the Participant~~means of delivery of cash by a broker-dealer as a “cashless” exercise.

(5) Form of Settlement. The standard form of settlement shall be in unrestricted Common Shares.

(6) Non-transferability of Options. The standard terms of an Agreement shall provide that no Option shall be sold, assigned, margined, transferred, encumbered, conveyed, gifted, alienated, hypothecated, pledged, or otherwise disposed of, other than by will or by the laws of descent and distribution, and all Options shall be exercisable during the Participant’s lifetime only by the Participant.

(7) No Deferral Features. The standard terms of an Agreement shall provide for no deferral of recognition of income past the exercise date.

6.5 Termination.

Unless otherwise specifically provided in an Agreement, or determined by the Committee, and except as is otherwise provided in this Section 6.5 below, Options that are not otherwise exercisable on the date of Termination of Employment shall be forfeited upon a Participant’s Termination of Employment. A Participant shall have the right to exercise Options that were otherwise exercisable on Termination of Employment only during a period not exceeding 120 days, or such other period specified in the Agreement, after the date of such Termination of Employment (but no later than the end of the Option Period).

(1) Termination by Death. Unless otherwise specifically provided in an Agreement or determined by the Committee, on a Participant’s Termination of Employment due to death during the Option Period, Options held by the Participant shall become immediately exercisable and shall thereafter be fully exercisable throughout the original Option Period.

(2) Termination by Disability or Retirement. Unless otherwise specifically provided in an Agreement or determined by the Committee, and subject to Article XII below, on a Participant’s Termination of Employment due to Disability or Retirement more than six months after the Grant Date (unless circumstances exist at the time of termination that would constitute Cause under Section 2.6), any Option held by the Participant shall continue to be exercisable by the Participant as if there was no Termination of Employment.

(3) Termination for Cause. Unless otherwise specifically provided in an Agreement or determined by the Committee, on a Participant’s Termination of Employment for Cause, the Participant shall forfeit all Options whether those Options are otherwise exercisable as of the date of Termination of Employment or otherwise would not be exercisable on the date of Termination of Employment.

6.6 Notice of Disposition of Common Shares Prior to the Expiration of Specified ISO Holding Periods.

The Company may require that a Participant exercising an ISO give a written representation to the Company, satisfactory in form and substance, upon which the Company may rely, that the Participant will report to the Company any disposition of shares acquired via an ISO exercise prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code.

ARTICLE VII

STOCK APPRECIATION RIGHTS

7.1 General.

The Committee shall have authority to grant Stock Appreciation Rights (SARs) under the Plan at any time or from time to time. A SAR shall entitle the Participant to receive Common Shares upon exercise of such SAR, subject to the Participant’s satisfaction in full of any conditions, restrictions, or limitations imposed in accordance with the Plan or any Agreement ~~including without limitation payment of the Exercise Price~~. The Committee may provide for grant or vesting of SARs conditioned upon the achievement of performance goals pursuant to Section ~~14.6.~~15.6 or the execution of, and/or compliance with, a non-competition or non-solicitation agreement, or both. SARs may be granted alone or in addition to other Awards granted under the Plan.

7.2 Grant.

The grant of a SAR shall occur as of the Grant Date determined by the Committee provided that the Grant Date shall not be earlier than the date of the resolution and action thereon by the Committee. A SAR entitles a Participant to receive Common Shares or cash as described in Section 7.3(5). An Award of SARs shall be evidenced by, and subject to the terms of an Agreement.

7.3 Required Terms and Conditions.

SARs shall be subject to the following terms and conditions and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable.

(1) Exercise Price. ~~The price at which SARs may be exercised~~ The Exercise Price of a SAR shall not be less than 100% of the Fair Market Value per share of Common Shares on the Grant Date.

(2) Term. The term of a SAR shall be no longer than ten years ~~after~~from the ~~date of grant~~Grant Date.

(3) Exercisability. In no event shall a SAR be exercisable earlier than six months after the ~~date of grant (unless the~~Grant Date (except in the case of the Participant’s death or in the case of a SAR ~~is~~ granted in lieu of or replacement of compensation subject to vesting restrictions, in which case the SAR may be exercisable pursuant to the same vesting restrictions as was the compensation) or later than ten years ~~after~~from the ~~date of grant~~Grant Date. The Committee may provide in a SAR Agreement or thereafter for an accelerated exercise of all or part of a SAR upon such events or standards that it may determine, including one or more performance measures.

(4) Method of Exercise. SARs shall be exercised by the Participant’s giving written notice of exercise on a form provided by the Committee to the Company specifying in whole shares the portion of the SAR to be exercised.

(5) Amount. Upon the exercise of a SAR, a Participant shall be entitled to receive an amount in Common Shares or cash equal in value to the excess of the ~~Fair Market Value~~value per share of Common Shares over the Exercise Price per share of Common Shares specified in the related Agreement, multiplied by the number of shares in respect of which the SAR is exercised, less any amount retained or not issued to cover tax withholdings, if necessary. The ~~aggregate Fair Market Value~~value per share of Common Shares shall be determined as of the date of exercise of such SAR.

(6) No Deferral Features. To the extent necessary to comply with Code ~~section~~Section 409A, the SAR Agreement shall not include any features allowing the Participant to defer recognition of income past the date of exercise.

7.4 Standard Terms and Conditions.

Unless the Committee specifies otherwise in the SAR Agreement, the terms set forth in this Section 7.4 shall apply to all SARs granted under the Plan. ~~An~~A SAR Agreement that incorporates the terms of the Plan by reference shall be deemed to have incorporated the terms set forth in this Section 7.4

(1) Exercise Price. The standard ~~price at which SARs may be exercised~~Exercise Price of a SAR shall be 100% of the Fair Market Value per share of Common ~~Stock~~Shares on the Grant Date.

(2) Term. The standard term of a SAR shall be ten (10) years ~~after~~from the ~~date of grant~~Grant Date. The term of a SAR shall be no longer than ten years ~~after~~from the ~~date of grant.~~ Grant Date.

(3) Exercisability. Subject to ~~section 11.1,~~Section 13.1, the standard rate at which a SAR shall be exercisable shall be 25 percent on each of the first four anniversaries of the ~~date of grant.~~ Grant Date.

~~(4) Method of Exercise. The standard form of payment of the Exercise Price shall be by means of delivery of cash or certified check.~~

(4)~~(5)~~ Non-transferability of Stock Appreciation Rights. The standard SAR Agreement shall provide that no SAR shall be sold, assigned, margined, transferred, encumbered, conveyed, gifted, alienated, hypothecated, pledged or otherwise disposed of, other than by will or the laws of descent and distribution, and all SARs shall be exercisable during the Participant’s life time only by the Participant.

(5)~~(6)~~ No Company or Affiliate Repurchase. The standard SAR Agreement shall stipulate that the Company and/or an Affiliate may not, under any circumstances, repurchase the Common Shares delivered in settlement of the exercise of the SAR or enter into an arrangement that has a similar effect.

(6)~~(7)~~ No Deferral Features. The standard SAR Agreement shall not include any features allowing the Participant to defer recognition of income past the date of exercise.

7.5 Termination.

A Stock Appreciation Right shall be forfeited or terminated under the same circumstances, as set forth in Section 6.5, as Options would be forfeited or terminated under the Plan, unless otherwise specifically provided in an Agreement.

ARTICLE VIII

RESTRICTED STOCK

8.1 General.

The Committee shall have authority to grant Restricted Stock under the Plan at any time or from time to time. The Committee shall determine the number of shares of Restricted Stock to be awarded to any Participant, the Restriction Period within which such Awards may be subject to forfeiture, and any other terms and conditions of the Awards including without limitation providing for either grant or vesting conditioned upon the achievement of performance goals pursuant to Section ~~14.6.~~15.6 or the execution of, and/or compliance with, a non-competition or non-solicitation agreement, or both. Each Award shall be confirmed by, and be subject to the terms of, an Agreement ~~which contain~~containing the applicable terms and conditions of the Award, including the Restriction Period. The Committee may provide in an Agreement for an accelerated lapse of the Restriction Period upon such events or standards that it may determine, including the achievement of one or more performance goals set forth in Section ~~14.6.~~15.6. Restricted Stock may be granted alone or in addition to other Awards granted under the Plan.

8.2 Grant, Awards and Certificates.

The grant of an Award of Restricted Stock shall occur as of the Grant Date determined by the Committee. Notwithstanding the limitations on issuance of Common Shares otherwise provided in the Plan, each Participant receiving an Award of Restricted Stock shall be issued a certificate (or other representation of title, such as book entry registration) in respect of such Restricted Stock. Such certificate shall be registered in the name of such Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award as determined by the Committee. The Committee may require that the certificates evidencing such shares be held in custody by the Company until the Restriction Period shall have lapsed and that, as a condition of any Award of Restricted Stock, the Participant shall have delivered a share power, endorsed in blank, relating to the Common Shares covered by such Award.

8.3 Required Terms and Conditions.

Restricted Stock shall be subject to the following terms and conditions and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable:

(1) Restriction Period. ~~No Restricted Stock shall become free of restrictions before six months after the granting of the Restricted Stock (unless~~Restricted Stock shall be subject to restrictions for a period set forth in the Agreement, which Restriction Period generally shall be a minimum of three years from the Grant Date (except in the case of Restricted Stock ~~is~~ granted in lieu of or replacement of compensation that is subject to vesting restrictions, in which case the Restricted Stock may be subject to the same vesting restrictions as was the compensation). No more than five (5) percent of the total Awards granted under Articles VIII, IX, and X of the Plan in any year shall be subject to restrictions for a period of less than three years from the Grant Date.

(2) Restrictions. The Committee may condition the grant or vesting of the Restricted Stock on the performance of services for the Company ~~or~~, the attainment of performance goals, ~~or both.~~ the execution of and/or compliance with a non-competition and/or non-solicitation agreement, or any combination of the aforementioned items.

(3) Limitations on Transferability. Subject to the provisions of the Plan and the Agreement, during the Restriction Period set by the Committee, commencing with the ~~date~~Grant Date of such Award, the Participant shall not be permitted to sell, assign, margin, transfer, encumber, convey, gift, alienate, hypothecate, pledge or otherwise dispose of unvested Restricted Stock.

(4) Delivery. If a share certificate is issued in respect of Restricted Stock, the certificate shall be registered in the name of the Participant but shall be held by the Company for the account of the Participant until the end of the ~~Restricted~~Restriction Period. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, unlegended certificates (or other representation of title) for such shares shall be delivered to the Participant.

8.4 Standard Terms and Conditions.

Unless the Committee specifies otherwise in the Restricted Stock Agreement, the terms set forth in this Section 8.4 shall apply to all Restricted Stock granted under the Plan. A Restricted Stock Agreement that incorporates the terms of the Plan by reference shall be deemed to have incorporated the terms set forth in this Section 8.4.

(1) Restriction Period. The standard Restriction Period shall be four (4) years from the ~~date of grant~~Grant Date.

(2) Restrictions. The standard restrictions applicable to Restricted Stock are continued service of the Participant for the Company during the Restriction Period.

(3) Rights. The standard terms of a Restricted Stock Agreement shall provide that the Participant shall have, with respect to the Restricted Stock, all of the rights of a shareholder of the Company holding the class of Common Shares that is the subject of the Restricted Stock, including, if applicable, the right to vote the shares and the right to receive any cash dividends, subject to Section 8.3(3).

8.5 Termination.

Unless otherwise provided in an Agreement or determined by the Committee, and except as is otherwise provided in this Section 8.5 below, Restricted Stock shall be forfeited upon a Participant’s Termination of Employment.

(1) Termination by Death. Unless otherwise provided in an Agreement or determined by the Committee, Restricted Stock shall vest upon a Participant’s Termination of Employment by reason of death during the Restriction Period.

(2) Termination by Disability or Retirement. Unless otherwise provided in an Agreement or determined by the Committee, and subject to Article XII below, on a Participant’s Termination of Employment due to Disability or Retirement more than six months following the Grant Date (unless circumstances exist at the time of termination that would constitute Cause under Section 2.6), any Restricted Stock held by the participant shall continue to vest as if there was no Termination of Employment.

8.6 Price.

The Committee may require a Participant to pay a stipulated purchase price for each share of Restricted Stock.

8.7 Section 83(b) Election.

The Committee may prohibit a Participant from making an election under Section 83(b) of the Code. If the Committee has not prohibited such election, and if the Participant elects to include in such Participant’s gross income in the year of transfer the amounts specified in Section 83(b) of the Code, the Participant shall notify the Company (or an Affiliated Employer) of such election within 10 days of filing notice of the election with the Internal Revenue Service, and will provide the required withholding pursuant to Section ~~14.8,~~15.8, in addition to any filing and notification required pursuant to regulations issued under the authority of Section 83(b) of the Code.

ARTICLE IX

RESTRICTED STOCK UNITS

9.1 General.

The Committee shall have authority to grant Restricted Stock Units under the Plan at any time or from time to time. A Restricted Stock Unit Award is denominated in Common Shares that will be settled either by delivery of Common Shares or the payment of cash based upon the ~~Fair Market Value~~value of a specified number of Common Shares. The Committee shall determine the number of Restricted Stock Units to be awarded to any Participant, the Restriction Period within which such Awards may be subject to forfeiture, and any other terms and conditions of the Awards including without limitation providing for either grant or vesting conditioned upon the achievement of performance goals pursuant to Section ~~14.6.~~15.6 or the execution of, and/or compliance with, a non-competition or non-solicitation agreement, or both. Each Award shall be confirmed by, and be subject to the terms of, an Agreement which contain the applicable terms and conditions of the Award, including the Restriction Period. The Committee may provide in an Agreement for an accelerated lapse of the Restriction Period upon such events or standards that it may determine, including the achievement of one or more performance goals set forth in Section ~~14.6.~~15.6. Restricted Stock Units may be granted alone or in addition to other Awards granted under the Plan.

9.2 Grant.

The grant of a Restricted Stock Unit shall occur as of the Grant Date determined by the Committee. An Award of Restricted Stock Units shall be evidenced by, and subject to the terms of an Agreement.

9.3 Required Terms and Conditions.

Restricted Stock Units shall be subject to the following terms and conditions and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable:

(1) Restriction Period. ~~No~~ Restricted Stock Unit shall ~~become free of restrictions before six months of the granting of the Restricted Stock Unit, unless the Restricted Stock Unit is~~be subject to restrictions for a period set forth in the Agreement, which Restriction Period generally shall be a minimum of three years from the Grant Date (except in the case of a Restricted Stock Unit granted in lieu of other compensation that is subject to vesting restrictions, in which case the Restricted Stock Units may be subject to the same vesting restrictions as was the compensation~~.~~). No more than five (5) percent of the total Awards granted under Article VIII, IX, and X of the Plan in any year shall be subject to restrictions for a period of less than three years from the Grant Date.

(2) Restrictions. The Committee may condition the grant or vesting of the Restricted Stock Units on the performance of services for the Company, the attainment of performance goals, ~~or both.~~ the execution of, and/or compliance with, a non-competition and/or non-solicitation agreement, or any combination of the aforementioned items.

(3) Limitations on Transferability. Subject to the provisions of the Plan and the Agreement, during the Restriction Period set by the Committee, commencing with the ~~date~~Grant Date of such Award, the Participant shall not be permitted to sell, assign, margin, transfer, encumber, convey, gift, alienate, hypothecate, pledge or otherwise dispose of the Restricted Stock Units.

(4) Rights. The Committee shall be entitled to specify in a Restricted Stock Unit Agreement the extent to which and on what terms and conditions the applicable Participant shall be entitled to receive current or deferred payments corresponding to the dividends payable on the Common Shares.

9.4 Standard Terms and Conditions.

Unless the Committee specifies otherwise in the Restricted Stock Unit Agreement, the terms set forth in this Section 9.4 shall apply to all Restricted Stock ~~Unit~~Units granted under the Plan. A Restricted Stock Unit

Agreement that incorporates the terms of the Plan by reference shall be deemed to have incorporated the terms set forth in this Section 9.4:

(1) Restriction Period. The standard Restriction ~~period~~Period shall be the fourth anniversary of the ~~date of grant~~Grant Date.

(2) Restrictions. The standard restrictions applicable to a Restricted Stock Unit are continued service of the Participant for the Company during the Restriction Period.

(3) Rights. The standard terms of the Restricted Stock Units shall provide that the Participant is entitled to receive current payments corresponding to the dividends payable on the Common Shares.

9.5 Termination.

A Restricted Stock Unit shall be forfeited under the same circumstances, as set forth in Section 8.5, as Restricted Stock would be forfeited under the Plan, unless otherwise specifically provided in the Agreement.

ARTICLE X

PERFORMANCE UNITS

10.1 General.

The Committee shall have authority to grant Performance Units under the Plan at any time or from time to time. A Performance Unit consists of the right to receive ~~shares of~~ Common Shares or cash, as provided in the particular Award Agreement, upon achievement of a performance goal or goals (as the case may be) under Section ~~14.6.~~15.6. The Committee may condition grant or vesting of Performance Units upon execution of, and/or compliance with, a non-competition or non-solicitation agreement, or both. The Committee shall have complete discretion to determine the number of Performance Units granted to each Participant. Each Performance Unit Award shall be evidenced by, and be subject to the terms of, an Agreement. The Performance Unit Award shall be earned in accordance with the Agreement over a Performance Period. Performance Units may be granted alone or in addition to other Awards granted under the Plan.

10.2 Earning Performance Unit Awards.

Unless expressly waived in the Award Agreement, vesting of Performance Unit Awards must ~~vest solely~~be contingent on the attainment of one or more performance goals set forth in Section ~~14.6~~15.6 and in such case shall be subject to the terms and conditions set forth therein.

10.3 Performance Period and Vesting in Performance Unit Award.

Unless otherwise provided ~~by~~ in the Award Agreement, the Performance Period shall be a three (3) year period and the Performance Unit Awards shall ~~vest on~~be subject to restrictions until the third anniversary of the ~~date of grant~~Grant Date. No more than five (5) percent of the total Awards granted under Article VIII, IX, and X of the Plan in any year shall be subject to restrictions for a period of less than three years from the Grant Date.

10.4 Termination of Employment.

Unless otherwise provided in an Agreement or determined by the Committee, and except as is otherwise provided in this Section 10.4 below, unvested Performance Units shall be forfeited upon a Participant’s Termination of Employment.

(1) Termination by Death. In the event of a Termination of Employment during a Performance Period due to Death, Performance Units for the Performance Period shall immediately vest and be paid out at a target level of performance.

(2) Termination by Disability or Retirement. ~~In~~Unless otherwise provided in an Agreement or determined by the Committee, and subject to Article XII below, in the event of a Termination of

Employment due to Disability or Retirement during a Performance Period and more than six months following the Grant Date (unless circumstances exist at the time of termination that would constitute Cause under Section 2.6), Performance Units shall continue to vest as if there had been no Termination of Employment. Distribution of earned Performance Units may be made at the same time payments are made to Participants who did not incur a Termination of Employment during the applicable Performance Period.

10.5 Nontransferability.

Unless otherwise specifically provided in an Agreement, Performance Units may not be sold, assigned, margined, transferred, encumbered, conveyed, gifted, alienated, hypothecated, pledged, or otherwise disposed of, other than by will or by the laws of descent and distribution.

ARTICLE XI

OTHER STOCK-BASED AWARDS

11.1 Other Stock-Based Awards.

Other Awards of Common Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based upon or settled in, Common Shares, may be granted under the Plan either alone or in addition to other Awards under the Plan. The Committee shall have authority to grant such Other Stock-Based Awards under terms and conditions determined by the Committee.

ARTICLE XII

NON-COMPETITION AND NON-SOLICITATION AGREEMENT

12.1 Non-Competition and Non-Solicitation Agreement.

The Committee, in its discretion, may condition eligibility to be designated a Participant in the Plan and receipt of benefits specified in the Agreement, such as vesting, payment, and exercisability of awards, on the Participant’s execution of, compliance with, and/or certification of compliance with a non-competition and/or non-solicitation agreement in a form prescribed by the Company.

ARTICLE XIII~~ARTICLE XII~~

CHANGE IN CONTROL

13.1 ~~12.1~~ Impact of Event.

Notwithstanding any other provision of the Plan to the contrary and unless otherwise specifically provided in an Agreement, in the event of a Participant’s Termination of Employment by the Company or its Successor without Cause or by the Participant with Good Reason (after having given written notice to the Company of the grounds for Termination of Employment for Good Reason, which grounds specified in the written notice have not been cured by the Company within 90 days of the written notice) within six months preceding or two years following a Change in Control:

(1) any Stock Options and Stock Appreciation Rights outstanding as of the date of such Change in Control and not then exercisable shall become fully exercisable to the full extent of the original grant;

(2) the restrictions applicable to any Restricted Stock Awards shall lapse, and such Restricted Stock shall become free of all restrictions and become fully vested and transferable to the full extent of the original grant;

(3) the restrictions applicable to any Restricted Stock Unit Awards shall lapse, and such Restricted Stock Units shall be settled; and

(4) any Performance Goal or other condition with respect to any Performance Units or any other Awards shall be deemed to have been satisfied in full at the target performance level, and such Award shall be fully distributable.

13.2 ~~12.2~~ Additional Discretion.

The Committee shall have full discretion, notwithstanding anything herein or in an Agreement to the contrary, with respect to an outstanding Award upon a Change in Control to provide that the securities of another entity be substituted hereunder for the Common Shares and to make equitable adjustment with respect thereto.

ARTICLE XIV~~ARTICLE XIII~~

PROVISIONS APPLICABLE TO SHARES ACQUIRED UNDER THIS PLAN

14.1 ~~13.1~~ No Company Obligation.

Except to the extent required by applicable securities laws, none of the Company, an ~~Affiliate~~Affiliated Employer or the Committee shall have any duty or obligation to affirmatively disclose material information to a record or beneficial holder of Common Shares or an Award, and such holder shall have no right to be advised of any material information regarding the Company or ~~any Affiliate~~an Affiliated Employer at any time prior to, upon, or in connection with receipt or the exercise or distribution of an Award. The Company makes no representation or warranty as to the future value of the Common Shares issued or acquired in accordance with the provisions of the Plan.

ARTICLE XV~~ARTICLE XIV~~

MISCELLANEOUS

15.1 ~~14.1~~ Amendments and Termination.

The ~~Board~~Committee may amend, alter, or discontinue the Plan, or the terms of any Award Agreement under the Plan, at any time, but no amendment, alteration or discontinuation shall be made which would impair the rights of a Participant under an Award theretofore granted without the Participant’s consent, unless such an amendment is made to comply with applicable law (including Code ~~section~~Section 409A), stock exchange rules, or accounting rules. Notwithstanding the foregoing, any material amendments to the Plan shall require shareholder approval to the extent required by the rules of the New York Stock Exchange or other national securities exchange or market that regulates the securities of the Company.

15.2 ~~14.2~~ Form of Awards.

All Awards shall be subject to the terms, conditions, restrictions and limitations of the Plan. The Committee may subject any Award to such other terms, conditions, restrictions and/or limitations (including without limitation the time and conditions of exercise, vesting or payment of an Award and restrictions on transferability of any ~~shares of~~ Common Shares issued or delivered pursuant to an Award), provided they are not inconsistent with the terms of the Plan. The Committee may subject an Award to such conditions as it determines are necessary or appropriate to ensure that an Award constitutes “qualified performance based compensation” within the meaning of Section 162(m) of the Code and the regulations thereunder. Awards under a particular Article of the Plan need not be uniform, and Awards under more than one Article of the Plan may be combined in a single Award Agreement. Any combination of Awards may be granted at one time and on more than one occasion to the same Participant. An Award Agreement for Restricted Stock Units or Performance Units may provide that a Participant may elect to defer receipt of income attributable to the Award. In the event no such election is provided or made, and the Award Agreement does not otherwise provide, the Restricted Stock Units and Performance Units shall be payable to the Participant within 2  1/2 months of the end of the Company ~~of~~’s or the Participant’s year of vesting in the Award.

15.3 ~~14.3~~ No Reload Rights.

Options shall not contain any provisions entitling the Participant to an automatic grant of additional Options in connection with any exercise of the original Option.

15.4 ~~14.4~~ Loans.

The Committee may approve the extension of a loan by the Company to a Participant who is an Employee for the sole purpose of assisting the participant in paying the exercise price of an Option exercised by means of a cashless exercise program established by the Company, provided, however, that no loan shall be permitted if the extension of such loan would violate any provision of applicable law. Any loan will be made upon such terms and conditions that the Committee shall determine.

15.5 ~~14.5~~ Unfunded Status of Plan.

It is intended that the Plan be an “unfunded” plan for incentive compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Shares or make payments; provided, however, that, unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the “unfunded” status of the Plan.

15.6 ~~14.6~~ Provisions Relating to Code Section 162(m).

~~Unless~~Where expressly ~~waived (either with respect to an individual Participant or a class of individual Participants)~~provided in writing by the Committee, ~~it is the intent of the Company that~~ Awards~~,~~ granted to persons who are (or may become) Covered Employees within the meaning of Section 162(m) of the Code, shall constitute “qualified performance-based compensation” satisfying the relevant requirements of Code Section 162(m). Accordingly, in the case of such Awards, the Plan shall be administered and the provisions of the Plan shall be interpreted in a manner consistent with Code Section 162(m). If any provision of the Plan or any Agreement relating to such an Award does not comply or is inconsistent with the requirements of Code Section 162(m), ~~unless expressly waived as described above,~~ such provision shall be construed or deemed amended to the extent necessary to conform to such requirements. In addition, the following provisions shall apply to the Plan or an Award to the extent necessary to obtain a tax deduction for the Company or an Affiliate:

(1) Awards subject to this Section must vest (or may be granted or vest) ~~solely~~contingent on the attainment of one or more objective performance goals unrelated to term of employment. Awards will also be subject to the general vesting provisions provided in the Award Agreement and this Plan.

(2) Prior to completion of 25% of the Performance Period or such earlier date as required under Section 162(m), the Committee must establish performance goals (in accordance with (5) below) in writing (including but not limited to Committee minutes) for Covered Employees who will receive Awards that are intended as qualified performance-based compensation. The outcome of the goal must be substantially uncertain at the time the Committee actually established the goal.

(3) The performance goal must state, in terms of an objective formula or standard, the method for computing the Award payable to the Participant if the goal is attained.

(4) The terms of the objective formula or standard must prevent any discretion being exercised by the Committee to later increase the amount payable that otherwise would be due upon attainment of the goal, but may allow discretion to decrease the amount payable.

(5) The material terms of the performance goal must be disclosed to and subsequently approved in a separate vote by the stockholders before the payout is executed, unless they conform to one or any combination of the following goals/targets each determined in accordance with generally accepted accounting principles or similar objective standards (and/or each as may appear in the annual report to stockholders, Form10-K, or Form10-Q):

a) revenue;

b) earnings (including earnings before interest, taxes, depreciation, and amortization, earnings before interest and taxes, and earnings before or after taxes);

c) operating income;

d) net income;

e) profit margins;

f) earnings per share;

g) return on assets;

h) return on equity;

i) return on invested capital;

j) economic value-added;

k) stock price;

l) gross dollar volume;

m) total shareholder return;

n) market share;

o) book value;

p) expense management;

q) cash flow; and

r) customer satisfaction.

The foregoing criteria may relate to the Company, one or more of its Affiliated Employers or subsidiaries or one or more of its divisions or units, or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee shall determine.

(6) A combination of the above performance goals may be used with a particular Award Agreement.

(7) The Committee in its sole discretion in setting the goals/targets in the time prescribed in paragraph (2) of this Section ~~(5)~~15.6 may provide for the making of equitable adjustments (singularly or in combination) to the goals/targets in recognition of unusual or non-recurring events for the following qualifying objective items:

a) asset impairments under Statement of Financial Accounting Standards No. 121, as amended or superceded;

b) acquisition-related charges;

c) accruals for restructuring and/or reorganization program charges;

d) merger integration costs;

~~e) merger transaction costs;~~

e) ~~f)~~ any profit or loss attributable to the business operations of any entity or entities acquired during the period of service to which the performance goal relates;

f) ~~g)~~ tax settlements;

g) ~~h)~~ any extraordinary, unusual in nature, infrequent in occurrence, or other non-recurring items (not otherwise listed) as described in Accounting Principles Board Opinion No. 30;

h) ~~i)~~ any extraordinary, unusual in nature, infrequent in occurrence, or other non-recurring items (not otherwise listed) in management’s discussion and analysis of financial condition results of operations, selected financial data, financial statements and/or in the footnotes each as appearing in the annual report to stockholders, Form 10-K, or Form 10-Q;

i) ~~j)~~ unrealized gains or losses on investments;

j) ~~k)~~ charges related to derivative transactions contemplated by Statement of Financial Accounting Standards No. 133, as amended or superceded;

k) ~~l)~~ compensation charges related to FAS 123 (Revised) or its successor provision.

(8) The Committee must certify in writing prior to payout that the performance goals and any other material terms were in fact satisfied. In the manner required by Section 162(m) of the Code, the Committee shall, promptly after the date on which the necessary financial and other information for a particular Performance Period becomes available, certify the extent to which performance goals have been achieved with respect to any Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code. In addition, the Committee may, in its discretion, reduce or eliminate the amount of any Award payable to any Participant, based on such factors as the Committee may deem relevant.

(9) Limitation on Awards.

a) If an Option is canceled, the canceled Option continues to be counted against the maximum number of shares for which Options may be granted to the Participant under the Plan, but not towards the total number of shares reserved and available under the Plan pursuant to Section 4.1.

b) In no event shall the number of Restricted Stock shares awarded to any one participant for any fiscal year exceed 500,000 shares.

c) During any fiscal year, the maximum number of Common Shares for which Options, Stock Appreciation Rights, Restricted Stock Units, Performance Units, and Other Stock-Based Compensation in the aggregate, may be granted to any Covered Employee shall not exceed 650,000 shares.

d) For cash Performance Unit Awards that are intended to be “performance-based compensation” (as that term is used in Code Section 162(m)), the maximum payment for all awards payable for any three-year performance period, at a target level of performance shall be $10,000,000. In the case of higher levels of performance, the maximum payment for all awards for a three-year Performance Period shall be twice that amount. In the case of a longer or shorter Performance Period, correlative adjustments shall be made to the maximum payment. If, after amounts have been earned with respect to Performance Unit Awards, the payment of such amounts is deferred, any additional amounts attributable to earnings during the deferral period shall be disregarded for purposes of this limit. The limitations on Awards under this Section are subject to adjustment as provided in Section 4.6 to the extent ~~that~~ needed to obtain tax deductibility under Code Section 162(m).

(10) In the case of an outstanding Award intended to qualify for the performance-based compensation exception under Section 162(m), the Committee shall not, without approval of a majority of the shareholders of the Company, amend the Plan or the Award in a manner that would adversely affect the Award’s continued qualification for the performance-based exception.

15.7 ~~14.7~~ Additional Compensation Arrangements.

Nothing contained in the Plan shall prevent the Company or an ~~Affiliate~~Affiliated Employer from adopting other or additional compensation or benefit arrangements for its employees.

15.8 ~~14.8~~ Withholding.

No later than the date as of which an amount first becomes includible in the gross income of the Participant for income tax purposes with respect to any Award, the Participant shall pay to the Company (or other entity identified by the Committee), or make arrangements satisfactory to the Company or other entity identified by the Committee regarding the payment of, any federal, state, or local taxes of any kind (including ~~and~~any employment taxes) required by law to be withheld with respect to such income. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its ~~Affiliates~~Affiliated Employers shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. Subject to approval by the Committee, a Participant may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) the delivery of cash or a certified check, (ii) authorizing the Company to withhold from ~~shares of~~ Common Shares to be issued pursuant to any Award a number of shares with an aggregate ~~Fair Market Value (as of the date the withholding is effected)~~value that would satisfy the required statutory minimum (but no more than such required minimum) with respect to the Company’s withholding obligation, (iii) authorizing the Company to effect a net issuance of Common Shares to satisfy the required statutory minimum withholding (but no more than the minimum), (iv) transferring to the Company ~~shares of~~ Common Shares owned by the Participant with an aggregate ~~Fair Market Value (as of the date the withholding is effected)~~value that would satisfy the required statutory minimum (but no more than such required minimum) with respect to the Company’s withholding obligation, or (~~iv~~v) in the case of Options, by means of delivery of cash by a broker-dealer as a “cashless exercise~~”~~.”

15.9 ~~14.9~~ Controlling Law.

The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of New York (other than its law respecting choice of law).

15.10 ~~14.10~~ Offset.

Any amounts owed to the Company or an Affiliated Employer by the Participant of whatever nature may be offset by the Company from the value of any Award to be transferred to the Participant, and no Common Shares, cash or other thing of value under this Plan or an Agreement shall be transferred unless and until all disputes between the Company and the Participant have been fully and finally resolved and the Participant has waived all claims to such against the Company or an Affiliate.

15.11 ~~14.11~~ Nontransferability; Beneficiaries.

No Award or Common Shares subject to an Award shall be assignable or transferable other than (i) by will, by the laws of descent and distribution, or pursuant to a beneficiary designation, (ii) pursuant to a qualified domestic relations order, or (iii) as expressly permitted by the Committee, pursuant to a transfer to the Participant’s family member. Awards shall be exercisable during the Participant’s lifetime only by the Participant, by the Participant’s legal representatives in the event of the Participant’s incapacity, or by a permitted transferee of the Award. Each Participant may designate a Beneficiary to exercise any Option or Stock Appreciation Right or receive any Award held by the Participant at the time of the Participant’s death or to be assigned any other Award outstanding at the time of the Participant’s death. No Award or Common Shares subject to an Award shall be subject to the debts of a Participant or Beneficiary or subject to attachment or execution or process in any court action or proceeding unless otherwise provided in this Plan. If a deceased Participant has named no Beneficiary, any Award held by the Participant at the time of death shall be transferred as provided in his or her will or by the laws of descent and distribution.

15.12 ~~14.12~~ No Rights with Respect to Continuance of Employment.

The Plan shall not constitute a contract of employment, and adoption of the Plan shall not confer upon any employee any right to continued employment, nor shall it interfere in any way with the right of the Company or an Affiliated Employer to terminate the employment of any employee at any time.

15.13 ~~14.13~~ Awards in Substitution for Awards Granted by Other Corporations.

Awards may be granted under the Plan from time to time in substitution for awards held by employees, directors or service providers of other corporations who are about to become officers or employees of the Company or an ~~Affiliate~~Affiliated Employer as the result of a merger or consolidation of the employing corporation with the Company or an ~~Affiliate~~Affiliated Employer, or the acquisition by the Company or an ~~Affiliate~~Affiliated Employer of the assets of the employing corporation, or the acquisition by the Company or ~~Affiliate~~Affiliated Employer of the ~~share~~shares of the employing corporation, as the result of which it becomes ~~a designated employer~~an Affiliated Employer under the Plan. The terms and conditions of the Awards so granted may vary from the terms and conditions set forth in this Plan at the time of such grant as the majority of the members of the Committee may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted. Any substitutions or exchanges shall be accomplished in a manner that complies with the limitations on exchanges of such Awards imposed under Section 409A of the Code.

15.14 ~~14.14~~ Delivery of Stock Certificate.

To the extent the Company uses certificates to represent ~~shares of~~ Common Shares, certificates to be delivered to Participants under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the Participant, at the Participant’s last known address on file with the Company. Any reference in this Section or elsewhere in the Plan or an Agreement to actual stock certificates and/or the delivery of actual stock certificates shall be deemed satisfied by the electronic record-keeping and electronic delivery of ~~shares of~~ Common Shares or other mechanism then utilized by the Company and its agents for reflecting ownership of such shares.

15.15 ~~14.15~~ Indemnification.

To the maximum extent permitted under the Company’s Articles of Incorporation and by-laws, each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability or expense (including attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan or any Award Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company’s prior written approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit or proceeding against him or her; provided, however, that he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or by-laws, by contract, as a matter of law or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

15.16 ~~14.16~~ No Guarantee of Tax Consequences.

No person connected with the Plan in any capacity makes any representation, commitment or guarantee that any tax treatment, including without limitation federal, state and local income, estate, and gift tax treatment, will be applicable with respect to any Awards or payments thereunder made to or for the benefit of a Participant under the Plan or that such tax treatment will apply to or be available to a Participant on account of participation in the Plan.

15.17 ~~14.17~~ Foreign Employees and Foreign Law Consideration.

The Committee may grant Awards to Participants who are foreign nationals, who are located outside the United States or who are not compensated from a payroll managed in the United States, or who are otherwise subject to (or could cause the Company to be subject to ) legal or regulatory provisions of countries or jurisdictions outside the United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan, and in furtherance of such purposes, the Committee may make such modifications, amendments, procedures, or subplans as may be necessary or advisable to comply with such legal or regulatory provisions.

15.18 ~~14.18~~ Section 409A Savings Clause.

(1) It is the intention of the Company that no Award shall be “deferred compensation” subject to Section 409A of the Code, unless and to the extent that the Committee specifically determines otherwise as provided below, and the Plan and the terms and conditions of all Awards shall be interpreted accordingly.

(2) The terms and conditions governing any Awards that the Committee determines will be subject to Section 409A of the Code, including any rules for elective or mandatory deferral of the delivery of cash or Common Shares pursuant thereto and any rules regarding treatment of such Awards in the event of a Change in Control, shall be set forth in the applicable Award Agreement, and shall comply in all respects with Section 409A of the Code.

(3) Following a Change in Control, no action shall be taken under the Plan that will cause any Award that the Committee has previously determined is subject to Section 409A of the Code to fail to comply in any respect with Section 409A of the Code without the written consent of the Participant.

15.19 ~~14.19~~ No Fractional Shares.

No fractional shares shall be issued or delivered under the Plan or any Award granted hereunder, provided that the Committee in its sole discretion may round fractional shares down to the nearest whole share or settle fractional shares in cash.

15.20 ~~14.20~~ Severability.

If any provision of this Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not effect any other provision hereby, and this Plan shall be construed as if such invalid or unenforceable provision were omitted.

15.21 ~~14.21~~ Successors and Assigns.

This Plan shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, shall be binding upon the Participant’s heirs, legal representatives and successors.

15.22 ~~14.22~~ Entire Agreement.

This Plan and the Agreement constitute the entire agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between the Plan and the Agreement, the terms and conditions of this Plan shall control.

15.23 ~~14.23~~ Term.

No Award shall be granted under the Plan after December 31, ~~2015.~~2016.

15.24 ~~14.24~~ Gender and Number.

Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

15.25 ~~14.25~~ Headings.

The headings of the Articles and their subparts contained in this Plan are for the convenience of reading and reference purposes only and shall not affect the meaning, interpretation or be meant to be of substantive significance of this Plan

APPENDIX B

REVISED SECTION 4.3 OF THE AMENDED AND RESTATED CERTIFICATE OF

INCORPORATION OF MASTERCARD INCORPORATED

Section 4.3. Common Stock.

(A) Voting Rights.

(1) Each holder of Class A Common Stock, as such, shall be entitled to one vote for each share of Class A Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote (which, for the avoidance of doubt, shall not include the election of Class M Directors (as defined below)); provided, however, that to the fullest extent permitted by law, holders of Class A Common Stock, as such, shall have no voting power with respect to, and shall not be entitled to vote on (a) any amendment to this Amended and Restated Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Amended and Restated Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) or pursuant to the DGCL, or (b) any amendment to Section 4.3(A)(3)(c).

(2) To the fullest extent permitted by law, holders of Class B Common Stock, as such, shall have no voting power and shall not be entitled to vote on any matter.

(3) (a) Except as expressly set forth in Article IV, Section 4.3(A)(3)(b) and Article V, Section 5.1, to the fullest extent permitted by law, holders of Class M Common Stock, as such, shall have no voting power and shall not be entitled to vote on any matter; provided, however, that, in addition to any other vote required by law, for so long as any shares of Class M Common Stock remain issued and outstanding, the affirmative vote of at least a majority of the votes cast thereon by the holders of the Class M Common Stock, voting separately as a class, shall be required for:

1) any sale, lease or exchange of all or substantially all of the Corporation’s assets or of any subsidiary of the Corporation, in each case which requires the approval of the stockholders of the Corporation under the DGCL, or approval of any sale, lease or exchange of all or substantially all of the assets of MasterCard International Incorporated (“MasterCard International”);

2) the consummation of any merger or consolidation of the Corporation or any approval of the consummation of any merger or consolidation of MasterCard International, in either case, (a) with any other corporation or entity prior to the date that is 20 years and 11 months following the date of the consummation of the Corporation’s initial public offering of the Class A Common Stock (the “Initial Public Offering”), or (b) with (i) any competitor of the Corporation, as determined by the Board in its sole discretion, (ii) any Member (as defined below) or (iii) any financial institution that is eligible to become a Member, as determined by the Board in its sole discretion;

3) any amendment or modification of this Amended and Restated Certificate of Incorporation to authorize the issuance of capital stock other than Class A Common Stock, Class B Common Stock, Class M Common Stock or Preferred Stock prior to the date that is 20 years and 11 months following the date of the consummation of the Initial Public Offering;

4) the Corporation to cease to engage (directly or through its subsidiaries) in the business of providing core network authorization, clearing and settlement services for branded payment card transactions;

5) any alteration, amendment or repeal of any provision of this Amended and Restated Certificate of Incorporation if such alteration, amendment or repeal would have the effect of permitting (i) any Person (as defined below) to Beneficially Own (as defined below) (a) shares of Class A Common Stock representing more than 15% of the aggregate outstanding shares or voting power of Class A

Common Stock; (b) shares of any other class or series of stock of the Corporation entitled to vote generally in the election of directors (which, for the avoidance of doubt, shall not include Class M Common Stock) (“Other Voting Stock”) representing more than 15% of the aggregate outstanding shares or voting power of such class or series of Other Voting Stock; or (c) shares of Class A Common Stock and/or Other Voting Stock representing more than 15% of the aggregate voting power of all the then outstanding shares of stock of the Corporation entitled to vote at an election of directors, voting as a single class, or (ii) any Member or Similar Person (as defined below) to Beneficially Own any share of Class A Common Stock or Other Voting Stock; and

6) any alteration, amendment or repeal of any provision of this Article IV, Section 4.3(A)(3), the last sentence of Article V, Section 5.1, Article VI, Section 6.1(A), Article VI, Section 6.4 or Article VI, Section 6.5 of this Amended and Restated Certificate of Incorporation or the adoption of any provision inconsistent therewith.

(b) For so long as any shares of Class M Common Stock are outstanding, holders of outstanding Class M Common Stock, voting separately as a class, shall be entitled to elect a number of directors of the Corporation (each, a “Class M Director”) that is equal to the lesser of (x) three and (y) the product of  1/4 multiplied by the total number of directors that will be in office immediately following such election (rounded down to the nearest whole number). For so long as any shares of Class M Common Stock are outstanding, any Class M Director may be removed without cause by the affirmative vote of at least a majority in voting power of all the then outstanding shares of Class M Common Stock, voting separately as a class.

(c) The aggregate number of votes that may be cast by all holders of the Class M Common Stock shall on all matters equal 1000 and each holder of Class M Common Stock, without regard to the number of shares of Class M Common Stock held by such holder, shall be entitled to that number of votes or fraction thereof that equals the product of 1000 multiplied by such holder’s Global Proxy Calculation, as such term is defined in, and determined in accordance with this Section 4.3(A)(3)(c). For purposes of determining the number of votes, or fraction thereof, to which each holder of Class M Common Stock shall be entitled, the Global Proxy Calculation for each such holder of Class M Common Stock shall be equal to the sum obtained by adding (A) .25 multiplied by a fraction, the numerator of which is such holder’s Gross Dollar Volume (GDV) and the denominator of which is the Corporation’s Gross Dollar Volume (GDV) attributable to all holders of Class M Common Stock of the Corporation, plus (B) .25 multiplied by a fraction, the numerator of which is such holder’s Gross Acquiring Volume (GAV) and the denominator of which is the Corporation’s Gross Acquiring Volume (GAV) attributable to all holders of Class M Common Stock of the Corporation, plus (C) .50 multiplied by a fraction, the numerator of which is the sum of (1) the Revenues Paid by such holder to the Corporation and its consolidated subsidiaries relating to all matters other than travelers cheque programs, plus (2) two times the Revenues Paid by the holder to the Corporation and its consolidated subsidiaries relating to travelers cheque programs, and the denominator of which is the sum of (1) the Revenues Paid by all holders of Class M Common Stock to the Corporation and its consolidated subsidiaries relating to all matters other than travelers cheque programs, plus (2) two times the Revenues Paid by all holders of Class M Common Stock to the Corporation and its consolidated subsidiaries relating to travelers cheque programs, in each case for the applicable period. No Gross Dollar Volume (GDV) or Gross Acquiring Volume (GAV) shall be attributable to travelers cheque programs for purposes of the Global Proxy Calculation. The Board may fix a record date for the purposes of determining those holders of Class M Common Stock of record whose Gross Dollar Volume (GDV), Gross Acquiring Volume (GAV) and Revenues Paid shall be included in determining a Global Proxy Calculation for a particular period, which record date shall not be more than 30 days prior to the end of any such period. Only actual, as opposed to estimated, Gross Dollar Volume (GDV) and Gross Acquiring Volume (GAV) and Revenues Paid information will be used in determining the Global Proxy Calculation for each holder of Class M Common Stock.

The Global Proxy Calculation shall be calculated for each successive 12-month period beginning on July 1, 2005; provided, however, that for Global Proxy Calculations for periods ending after June 30, 2007, the Board may elect to use the Corporation’s fiscal year as the basis for the Global Proxy Calculation; and provided, further, that the Board may elect to use any other 12-month period as the basis for the Global Proxy Calculation if it determines in its sole and absolute discretion that such election is necessary or desirable. The Corporation, acting through relevant employees selected by the Chief Executive Officer from time to time, shall compute the Global Proxy Calculation for each holder of Class M Common Stock for each applicable 12-month period and the results of such computation will be on file at the Corporation’s principal office and will be made available to any stockholder of the Corporation upon request 180 days after the end of the 12-month period to which the computation relates. The Global Proxy Calculation for any 12-month period shall remain in effect for any and all matters until the calculation for a more recent 12-month period is made available by the Corporation. The Board may make such interpretations with respect to the implementation of the Global Proxy Calculation as it may determine to be necessary or desirable in its sole and absolute discretion and shall have the final authority, which may be delegated to the officers of the Corporation, to determine the Global Proxy Calculation for any period in its sole and absolute discretion, and any such determination shall be final and binding for all purposes unless the Board determines that an error was made in the computation, in which case the computation shall be corrected in accordance with the directions of the Board.

For purposes of this Section 4.3(A)(3)(c):

“card fee assessment” means a bona fide, non de minimis fee expressed as a fixed amount in connection with a card.

“Gross Dollar Volume” means processed and non-processed issued Volumes (including domestic and international retail purchases, cash transactions, convenience checks, on-us transactions, intra-processor transactions, local use only transactions and balance and commercial funds transfers) that occur as a result of one or more of (A) a transaction involving any one of the Corporation’s brands (e.g., MasterCard®, Eurocard®, Maestro®, Cirrus® and ec Picto®) or (B) a non-MasterCard branded transaction involving a card which includes any one of the Corporation’s brand logos as well as other payment brand logos, provided that such other payment brands are not in direct competition with any of the Corporation’s brands, as determined by the Corporation.

“Gross Acquiring Volume” means processed and non-processed acquired Volumes (including domestic and international retail purchases, cash transactions, on-us transactions, intra-processor transactions and local use only transactions) that occur as a result of one or more of (A) a transaction involving any one of the Corporation’s brands (e.g., MasterCard®, Eurocard®, Maestro®, Cirrus® and ec Picto®) or (B) a non-MasterCard branded transaction involving a card which includes any one of the Corporation’s brand logos as well as other payment brand logos, provided that such other payment brands are not in direct competition with any of the Corporation’s brands, as determined by the Corporation.

“Integration Agreement” means the Share Exchange and Integration Agreement by and among the Corporation, MasterCard International and Europay International S.A., dated as of February 13, 2002, as amended, modified, supplemented or restated from time to time.

“Permitted Purse Brand” means a brand representing a stored value application that is permitted to be used by members of MasterCard International under the By-Laws and Rules of MasterCard International.

“Revenues Paid” for any period means, with respect to a particular holder of Class M Common Stock, all revenues of the Corporation on a consolidated basis, calculated in accordance with U.S. GAAP, that are generated by the activities of that holder, other than (1) any fees or other charges associated with the termination of that holder’s membership in MasterCard International, (2) Integration Assessments (as defined in the By-Laws of MasterCard International) paid by that holder, (3) other assessments, fees and charges paid by that holder in its capacity as a member of MasterCard International if those assessments, fees or charges were imposed on less than all of the members of MasterCard International (except for assessments, fees and charges pertaining to business development, ordinary course of business and other matters deemed to be includable by the management of MasterCard International in its sole discretion) and (4) fines and penalties paid by that holder (except as determined in the sole discretion of the management of MasterCard International).

“volume-based assessment” means a bona fide, non de minimis assessment typically expressed as a percentage of the Gross Dollar Volume (GDV) or Gross Acquiring Volume (GAV) associated with a particular type of transaction.

“Volumes” means the following four types of volumes in the specified percentages:

1. Type 1 shall include 100% of all (1) volumes on cards that include a MasterCard® brand logo and that are subject to volume-based assessments or card fee assessments, (2) Maestro® and Cirrus® processed debit volumes and (3) Maestro® and Cirrus® debit volumes that are subject to volume-based assessments, so long as Maestro®, a Permitted Purse Brand and/or Cirrus® is the sole acceptance brand on the card.

2. Type 1A shall include 75% of all ec Picto® volumes and other similar debit volumes that in each case have been converted to Maestro® volumes so long as Maestro®, a Permitted Purse Brand and/or Cirrus® is the sole acceptance brand on the card and the card is subject to card fee assessments.

3. Type 2 shall include the following percentages of all volumes for regional debit brands owned solely by the Corporation on cards that include a Maestro® and/or Cirrus® logo; provided that such cards are subject to volume-based assessments or card fee assessments; and provided, further, that for calculations for the 12-month periods ending June 30, 2005, 2006 and 2007, there is a binding written commitment to remove all acceptance brand logos, other than the Maestro® brand logo, the Cirrus® brand logo or a Permitted Purse Brand logo, on the cards not later than July 1, 2007:

a. 40% of such volumes for the 12-month period ending June 30, 2005;

b. 30% of such volumes for the 12-month period ending June 30, 2006;

c. 20% of such volumes for the 12-month period ending June 30, 2007; and

d. 10% of such volumes for subsequent years.

4. Type 3 shall include 1% of (i) volumes for regional debit brands not owned by the Corporation on cards that include a Maestro® and/or Cirrus® brand logo and are subject to volume-based assessments or card fee assessments and (ii) volumes for balance and commercial funds transfers relating to cards that are subject to volume-based assessments or card fee assessments.

For each Global Proxy Calculation, all Volumes described above will be included in calculating Gross Dollar Volume and Gross Acquiring Volume whether those Volumes are assessed directly or the cards to which they relate are subject to card fee assessments of the type contemplated by the applicable type of Volume. In addition, for each Global Proxy Calculation performed with respect to periods ending on or prior to June 30, 2005, Volumes of the types described above will be included even if they are not subject to volume-based or card fee assessments. References to a “brand” shall include any successors to that brand.

For purposes of determining the Global Proxy Calculation, the conversion of Euros into U.S. dollars will be based on the average exchange rate during the twenty-day period ending on the day prior to the applicable measurement date (the “Prevailing Exchange Rate”), provided that during all periods prior to June 30, 2007, the Prevailing Exchange Rate shall be $.9565 U.S. = 1 Euro for so long as 1 Euro is not less than $.9065 U.S. and not greater than $1.0065 U.S. (the “Currency Conversion Band”). In the event that the Prevailing Exchange Rate does not fall within the Currency Conversion Band, the currency conversion rate to convert Euros to U.S. Dollars will be $.9565 adjusted by the difference between such Prevailing Exchange Rate and the upper/lower limit of the Currency Conversion Band, as applicable.

For purposes of determining the Global Proxy Calculation during the period set forth in the preceding paragraph, amounts denominated in the currency of a country within the Europe Region (as defined in the Integration Agreement) other than the Euro shall first be converted into Euros and subsequently converted into U.S. dollars in accordance with the previous paragraph.

Notwithstanding any other provision hereof, for purposes of determining the Global Proxy Calculation for each stockholder for each of the seven years after June 30, 2005, (i) $100 million will be subtracted from the denominator of the Revenues Paid component of the Global Proxy Calculation relating to all matters other than travelers cheque programs, irrespective of whether the Corporation earned such amount as revenues under U.S. GAAP, and (ii) an “Adjustment Amount” will be subtracted from the numerator of the Revenues Paid component of the Global Proxy Calculation relating to all matters other than travelers cheque programs, irrespective of whether the stockholder paid such amount in revenues to the Corporation. “Adjustment Amount” means: (a) for each stockholder that is designated on the books and records of the Corporation (which shall be conclusive and binding for all purposes) as part of the U.S. Region of the Corporation (a “U.S. Stockholder”), an amount calculated by multiplying $100 million by a fraction, the numerator of which is the Revenues Paid by such U.S. Stockholder to the Corporation and its consolidated subsidiaries prior to adjustment pursuant to this Section and the denominator of which is the Revenues Paid by all U.S. Stockholders to the Corporation and its consolidated subsidiaries prior to adjustment pursuant to this Section; and (b) for each other stockholder of the Corporation, zero.

(B) Dividends and Distributions.

(1) Subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock or any class or series of stock having a preference over or the right to participate with the Class A Common Stock and the Class B Common Stock with respect to the payment of dividends, dividends may be declared and paid on the Class A Common Stock and the Class B Common Stock out of the assets of the Corporation that are by law available therefor at such times and in such amounts as the Board in its discretion shall determine. Except as otherwise required by the DGCL, in any circumstance where the Corporation may declare dividends or otherwise make distributions (including, without limitation, any distribution on liquidation, dissolution or winding-up of the Corporation) on either the Class A Common Stock or Class B Common Stock, the Corporation shall declare the same per share dividends or make the same per share distributions, as the case may be, on such other class of Common Stock; provided, however, that if any such dividends or distributions are declared with respect to the Class A Common Stock in the form of additional shares of Class A Common Stock, such dividends or distributions shall be made with respect to the Class B Common Stock in the form of an equivalent number of shares of Class B Common Stock and if any such dividends or distributions are declared with respect to the Class B Common Stock in the form of additional shares of Class B Common Stock, such dividends or distributions shall be made with respect to the Class A Common Stock in the form of an equivalent number of shares of Class A Common Stock.

(2) Dividends or other distributions shall not be declared or paid on the Class M Common Stock.

(C) Ownership of Class B Common Stock. Class B Common Stock may only be held by (i) a Class A member or affiliate member of MasterCard International, (ii) the Corporation or a subsidiary thereof or (iii) a director, officer or employee of the Corporation or a subsidiary thereof. Any transfer or purported transfer that would result in a violation of the immediately preceding sentence shall be void ab initio and any shares of Class B Common Stock held in violation of this Section 4.3(C) may be redeemed by the Corporation, or its designee, at a price per share equal to the lesser of (i) the per share consideration paid in the transaction that resulted in such violative transfer (or, in the case of a devise, gift or other such transaction without consideration, the Market Price at the time of such devise or gift or other such transaction) and (ii) the Market Price on the date the Corporation, or its designee, elects to redeem such shares.

(D) Conversion.

(1) (A) Any holder of Class B Common Stock may, at any time and from time to time commencing with the date that is the fourth anniversary of the date of the consummation of the Initial Public Offering, at such holder’s option, convert all or any portion of such holder’s shares of Class B Common Stock into an equal number of fully paid and nonassessable shares of Class A Common Stock by delivery of written ~~notice~~or electronic notice (or such other reasonable means as the Corporation may establish) to the Corporation (and, if such shares are held in certificated form, delivery and surrender to the Corporation of the certificates representing the shares of Class B Common Stock to be so converted); provided, however, that ~~such holder shall have, in accordance with procedures set forth in Section 4.3(E), previously offered to sell such shares to the Class A members and affiliate members of MasterCard International; and provided, further, that~~ nothing herein shall entitle any Person to convert Class B Common Stock into Class A Common Stock if this would result in any Member (including such Person) Beneficially Owning any share of Class A Common Stock except as permitted pursuant to Section 4.3(D)(1)(B). Subject to the provisos contained in the immediately preceding sentence, a conversion pursuant to this Section 4.3(D)(1)(A) may be effected in connection with a transfer of shares Beneficially Owned by a Member. Upon such delivery of written notice (and, if applicable, surrender of certificates) pursuant to this Section 4.3(D)(1)(A), the Corporation shall deliver or cause to be delivered to or upon the written order of the record owner of such shares of Class B Common Stock the number of fully paid and nonassessable shares of Class A Common Stock into which the shares of such Class B Common Stock have been converted in accordance with the provisions of this Section 4.3(D)(1)(A). The Corporation may, in connection with any conversion pursuant to this Section 4.3(D)(1)(A), require such evidence as the Board may determine in its sole discretion, that following such conversion the shares shall not be Beneficially Owned by a Member ~~and that the holder of the Class B Common Stock to be converted to Class A Common Stock shall have previously offered to sell such shares of Class B Common Stock to the Class A members and affiliate members of MasterCard International in accordance with the procedures set forth in Section 4.3(E~~except as permitted pursuant to Section 4.3(D)(1)(B). The Board may from time to time establish such procedures as it may in its sole and absolute discretion determine to be necessary or desirable for the orderly conversion of Class B Common Stock, which procedures shall be binding upon the holders of Class B Common Stock.

(B)	Without limiting or expanding the rights conferred by Section 4.3(D)(1), the Corporation is hereby expressly authorized to permit holders of Class B Common Stock to convert such shares into an equal number of shares of Class A Common Stock (each, a “Conversion Transaction”), subject to any conditions the Corporation may determine to impose in its sole discretion including, without limitation, any requirements the Corporation may impose to facilitate the orderly entry of converted shares of Class A Common Stock into the public trading market, prior to the fourth anniversary of the date of the consummation of the Initial Public Offering; provided, however, that the Corporation shall not authorize a Conversion Transaction if such transaction, given pro forma effect (i) would cause the percentage equal to the number of issued and outstanding shares of Class B common stock divided by the sum of the number of issued and outstanding shares of Class A common stock and Class B common stock, based on the number of shares outstanding as of the end of the prior fiscal quarter or such other more recent date to be established at the discretion of the Corporation, to fall below 15% or (ii) taken together with all other Conversion Transactions effected during such calendar year, would cause the percentage equal to the number of issued and outstanding shares of Class B common stock divided by the sum of the number of issued and outstanding shares of Class A common stock and Class B common stock based on the number of shares outstanding as of December 31 of the prior calendar year to decrease by more than 10 percentage points.

(C)	Following the occurrence of a conversion pursuant to Section 4.3(D)(1)(A) or 4.3(D)(1)(B) and prior to sale, Members shall be permitted to Beneficially Own Class A Common Stock for a period which shall not exceed 30 days (such period, the “Transitory Ownership Period”); provided, however, that during the Transitory Ownership Period, Members shall not be permitted to vote any shares of Class A Common Stock Beneficially Owned by them.

(2) The Corporation will pay any and all documentary, stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Class A Common Stock on the conversion of shares of

Class B Common Stock pursuant to Section 4.3(D)(1)(A) or 4.3(D)(1)(B); provided, however, that the Corporation shall not be required to pay any taxes which may be payable in respect of any registration of transfer involved in the issue or delivery of shares of Class A Common Stock in a name other than that of the record owner of Class B Common Stock converted or to be converted, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such taxes or has established, to the reasonable satisfaction of the Corporation, that such taxes have been paid.

(3) As long as any shares of Class B Common Stock shall be outstanding, the Corporation shall reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of effecting the conversion of shares of Class B Common Stock, that number of shares of Class A Common Stock necessary to effect the conversion of all of the then outstanding shares of Class B Common Stock. If at any time the Board determines that the number of authorized but unissued shares of Class A Common Stock would be insufficient to effect the conversion of all of the then outstanding shares of Class B Common Stock, the Board shall use all reasonable efforts to cause the Corporation’s authorized but unissued shares of Class A Common Stock to be increased to such number of shares as shall be sufficient to effect such conversion.

(4) Upon the occurrence of a conversion pursuant to Section 4.3(D)(1)(A) or 4.3(D)(1)(B), the Class B Common Stock so converted shall be retired and may not be reissued.

(5) Shares of Class M Common Stock and~~, except as provided in Section 4.3(K)(4),~~ shares of Class A Common Stock shall not be convertible into any other class or series.

~~(E) Right of First Refusal of Class B Common Stock. For so long as the outstanding shares of Class B Common Stock represent 15% or more of the aggregate outstanding shares of Class A Common Stock and Class B Common Stock, no holder of Class B Common Stock may convert any of such holder’s shares of Class B Common Stock into shares of Class A Common Stock unless such holder shall have previously complied with the following provisions of this Section 4.3(E).~~

~~(1) If a holder of shares of Class B Common Stock desires to convert any of such shares, then such holder shall first offer to sell the number of shares to be converted to the Class A members and affiliate members of MasterCard International for cash at a per share price equal to the Market Price (as defined below) on the date of such offer with settlement to occur no later than eight business days after such date unless otherwise agreed by the parties, which offer may be made electronically through a posting on any website the address of which shall have been notified to the Class A members and affiliate members of MasterCard International by the Corporation or through any other mechanism determined by the Board in its sole discretion to be reasonably likely to communicate such offer widely to the Class A members and affiliate members of MasterCard International and notified to the Class A members and affiliate members of MasterCard International by the Corporation.~~

~~(2) In the event any Class A member or members or affiliate member or members of MasterCard International wish to purchase any of the shares of Class B Common Stock the converting holder has proposed to convert on the terms specified in the converting holder’s offer, such Class A member or members or affiliate member or members of MasterCard International shall so notify the converting holder within five business days following the date of the offer by the converting holder made pursuant to clause (1) above and such converting holder shall thereupon sell such shares of Class B common stock to any such Class A member or members or affiliate member or members of MasterCard International on a first-come, first-served basis in accordance with the terms of such offer and the provisions hereof.~~

~~(3) In the event no Class A member or affiliate member of MasterCard International accepts the converting holder’s offer to sell any or all of the shares specified in the converting holder’s offer within five days following the date of the offer by the converting holder made pursuant to clause (1) above, such converting holder may, within the 30-day period following the date of the offer by the converting holder made pursuant to clause (1) above, convert the shares of Class B Common Stock specified in such offer that were not purchased by any of the Class A members or affiliate members of MasterCard International in accordance with and subject to Article IV, Section 4.3(D).~~

~~(F) Redemption of Class B Common Stock; Subsequent Public Offering.~~

~~(1) In the event that the Corporation shall consummate the Initial Public Offering, the Board shall, to the extent assets and funds are legally available therefor, cause the Corporation, on or prior to the date that is 90 days after the date of the consummation of the Initial Public Offering, to redeem that number of shares of Class B Common Stock that is equal to the aggregate number of shares of Class A Common Stock that the Corporation issues in the Initial Public Offering (including any shares sold pursuant to the underwriters’ option to purchase additional shares) and in any substantially concurrent issuance of shares of Class A Common Stock to The MasterCard Foundation (as defined below), and such shares of Class B Common Stock shall be redeemable by the Corporation on such terms. The redemption price per share payable to holders of Class B Common Stock not designated on the books and records of the Corporation (which shall be conclusive and binding for all purposes) as belonging to the Corporation’s United States region (the “Non-U.S. Holders”) shall be payable in cash in an amount equal to the quotient of (A) the product of (x) the aggregate cash proceeds that the Corporation receives in the Initial Public Offering (including any shares sold pursuant to the underwriters’ option to purchase additional shares), net of underwriting discounts and commissions and other offering-related expenses as determined by the Board in its sole discretion (which expenses may include expenses and estimated expenses not yet paid) (the “Net Cash Proceeds”), multiplied by (y) the fraction obtained by dividing the aggregate number of shares of Class B Common Stock then held by the Non-U.S. Holders by the total number of shares of Class B Common Stock then outstanding, divided by (B) the aggregate number of shares of Class B Common Stock that is being redeemed from the Non-U.S. Holders. The redemption price per share payable to holders of Class B Common Stock designated on the books and records of the Corporation (which shall be conclusive and binding for all purposes) as belonging to the Corporation’s United States region (the “U.S. Holders”) shall be payable in cash in an amount equal to the quotient of (A) the remainder of (x) the Net Cash Proceeds minus (y) the aggregate redemption price to be received by the Non-U.S. Holders minus (z) $650 million, divided by (B) the aggregate number of shares of Class B Common Stock that is being redeemed from the U.S. Holders; provided, however, that if such calculation results in a negative number, the redemption price per share to be received by the U.S. Holders will equal zero. In effecting such redemption the Corporation shall redeem shares of Class B Common Stock from the holders thereof on a pro rata basis in proportion to the number of shares of Class B Common Stock held by each of them at the time of the consummation of the Initial Public Offering; provided, that the Corporation may round off to a full share the number of shares to be redeemed from any holder so that fractional interests of less than one-half share will be rounded down and fractional interests of one-half share or more will be rounded up.~~

~~(2) In the event that the Corporation shall consummate the Initial Public Offering but the underwriters in the Initial Public Offering shall not exercise in full their option to purchase additional shares in connection with the Initial Public Offering, the Corporation shall, subject to applicable law and to the Board’s fiduciary duties (a) conduct a subsequent public offering of its Class A Common Stock on or prior to the second annual meeting of the Corporation following the Filing Time (the “Subsequent Public Offering”) and (b) to the extent assets and funds are legally available therefor, cause the Corporation, on or prior to the date that is 90 days after the date of the consummation of the Subsequent Public Offering, to redeem that number of shares of Class B Common Stock that is equal to the aggregate number of shares of Class A Common Stock that the Corporation issues in the Subsequent Public Offering, and such shares of Class B Common Stock shall be redeemable by the~~

~~Corporation on such terms; provided, that the number of shares of Class B Common Stock to be redeemed shall be reduced to the extent that such redemption would otherwise result in the number of shares of Class B Common Stock outstanding immediately following such redemption being less than 41% of the aggregate number of shares of Class A Common Stock and Class B Common Stock outstanding at the date of such redemption. The redemption price per share payable to all holders of Class B Common Stock shall be payable in cash in an amount equal to the price per share of Class A Common Stock received by the Corporation in the Subsequent Public Offering, net of per share underwriting discounts and commissions and other per share offering-related expenses as determined by the Board in its sole discretion (which~~

~~expenses may include expenses and estimated expenses not yet paid). In effecting such redemption the Corporation shall redeem shares of Class B Common Stock from the holders thereof on a pro rata basis in proportion to the number of shares of Class B Common Stock held by each of them at the time of the consummation of the Subsequent Public Offering; provided, that the Corporation may round off to a full share the number of shares to be redeemed from any holder so that fractional interests of less than one-half share will be rounded down and fractional interests of one-half share or more will be rounded up.~~

~~(3) In effecting any redemption pursuant to this Section 4.3(F), the Corporation shall send written notice of redemption to the holders of the shares of Class B Common Stock redeemed and deposit, set aside or pay the redemption price therefor. The Board may establish such procedures as it may in its sole and absolute discretion determine to be necessary or desirable for the orderly redemption of Class B Common Stock pursuant to this Section 4.3(F), which procedures shall be binding upon the holders of Class B Common Stock.~~

(E) [Reserved].

(F) [Reserved].

(G) Issuance and Retirement of Class M Common Stock.

(1) Following the Filing Time, for so long as Class M Common Stock remains issued and outstanding, the Corporation shall issue a share of Class M Common Stock to each new Class A member of MasterCard International upon such new Class A member of MasterCard International becoming such and the delivery by such new Class A member of MasterCard International of a fully executed license agreement to MasterCard International.

(2) In the event that any outstanding share of Class M Common Stock shall cease to be held by a Class A member of MasterCard International (including, without limitation, if a Class A member of MasterCard International holding such share shall cease to retain such status), such share shall automatically and without further action on the part of the Corporation or any holder of Class M Common Stock be transferred to the Corporation and thereupon shall be retired. In addition, and without further action on the part of the Corporation or any holder of Class M Common Stock, all outstanding shares of Class M Common Stock shall automatically be transferred to the Corporation and thereupon shall be retired and thereafter shall be unavailable for issue or reissue, and the Corporation shall not thereafter have the authority to issue additional shares of Class M Common Stock, upon the earliest to occur of:

(a) the approval thereof by the affirmative vote of at least a majority of the votes cast thereon by the holders of Class M Common Stock voting as a separate class; or

(b) the day on which the outstanding shares of Class B Common Stock represent less than 15% of the aggregate outstanding shares of Class A Common Stock and Class B Common Stock.

(H) Liquidation, Dissolution or Winding Up. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation and of the preferential and other amounts, if any, to which the holders of Preferred Stock shall be entitled, the holders of all outstanding shares of Class A Common Stock and Class B Common Stock shall be entitled to receive the remaining assets of the Corporation available for distribution ratably in proportion to the number of shares held by each such stockholder. The holders of shares of Class M Common Stock, as such, shall not be entitled to receive any assets of the Corporation in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

(I) Mergers, Consolidation, Etc. In the event that the Corporation shall enter into any consolidation, merger, combination or other transaction in which shares of Class A Common Stock or Class B Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then, and in such event, the shares of each such class of Common Stock shall be exchanged for or changed into the same per share amount of stock, securities, cash and/or any other property, as the case may be, into which or for which each share of the other class of Common Stock is exchanged or changed; provided, however, that if shares of Class A Common Stock or Class B Common Stock are exchanged for or changed into shares of capital stock, such shares so exchanged for or changed into may differ to the extent and only to the extent that the Class A Common Stock and the Class B Common Stock differ as provided herein.

(J) Adjustments. In the event that the Corporation shall, at any time when any shares of Class B Common Stock are outstanding, effect a subdivision, combination or consolidation of the outstanding shares of Class A Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Class A Common Stock, then in each case the Corporation shall, at the same time, effect an equivalent subdivision, combination or consolidation of the outstanding shares of Class B Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Class B Common Stock. In the event that the Corporation shall at any time when any shares of Class A Common Stock are outstanding effect a subdivision, combination or consolidation of the outstanding shares of Class B Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Class B Common Stock, then in each case the Corporation shall, at the same time, effect an equivalent subdivision, combination or consolidation of the outstanding shares of Class A Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Class A Common Stock.

(K) Limitations on Beneficial Ownership of Class A Common Stock and Class B Common Stock.

(1) ~~No~~Except as permitted pursuant to Section 4.3(D)(1)(A) or 4.3(D)(1)(B), no Member or Similar Person (as defined below) shall Beneficially Own any share of Class A Common Stock or any share of Other Voting Stock. Any Beneficial Ownership in violation of this Section 4.3(K)(1) (including, for the avoidance of doubt, any Beneficial Ownership of a Person that shall thereafter become a Member or Similar Person) shall be subject to the provisions set forth in Section 4.3(K)(6)-(9).

(2) No Person shall Beneficially Own (a) shares of Class A Common Stock representing more than 15% of the aggregate outstanding shares or voting power of Class A Common Stock; (b) shares of any class or series of Other Voting Stock representing more than 15% of the aggregate outstanding shares or voting power of such class or series of Other Voting Stock; or (c) shares of Class A Common Stock and/or Other Voting Stock representing more than 15% of the aggregate voting power of all the then outstanding shares of stock of the Corporation entitled to vote at an election of directors, voting as a single class. Any Beneficial Ownership in violation of this Section 4.3(K)(2) shall be subject to the provisions set forth in Section 4.3(K)(6)-(9).

(3) No Person shall directly or indirectly acquire Beneficial Ownership of more than 15% of the aggregate outstanding shares of Class B Common Stock otherwise than as a direct result of a decrease in the number of shares of Class B Common Stock outstanding. If any Transfer is purportedly effected which, if effective, would result in any Person Beneficially Owning shares of Class B Common Stock in violation of this Section 4.3(K)(3) then the intended transferee shall acquire no rights in respect of such shares, including, without limitation, voting rights or rights to dividends or other distributions with respect to such shares, and any shares of Class B Common Stock Beneficially Owned in violation of this Section 4.3(K)(3) may be redeemed by the Corporation, or its designee, at a price per share equal to the lesser of (i) the per share consideration paid in the transaction that resulted in such violative Transfer (or, in the case of a devise, gift or other such transaction without consideration, the Market Price of the Class A Common Stock at the time of such devise or gift or other such transaction) and (ii) the Market Price of the Class A Common Stock on the date the Corporation, or its designee, elects to redeem such shares.

(4)    (a) Notwithstanding Section 4.3(K)(1), in the event that, at any time when shares of Class M Common Stock are issued and outstanding, the number of shares of Class B Common Stock outstanding at the end of a fiscal period shall be less than 41% of the aggregate number of shares of Class A Common Stock and Class B Common Stock outstanding at such date, Class A members and affiliate members of MasterCard International shall be permitted to acquire (through purchases in the open market or otherwise) that number of additional shares of Class A Common Stock that would result in the holders of Class B Common Stock, collectively and after giving effect to the conversion of shares provided in the succeeding sentence, holding a number of shares of Class B Common Stock that is equal to 41% of the aggregate number of shares of Class A Common Stock and Class B Common Stock outstanding at such fiscal period end. Any such shares of Class A Common Stock so acquired shall automatically convert into an equal number of shares of Class B Common Stock upon the acquisition thereof by a Member. The Board may establish such procedures as it may in its sole and absolute discretion determine to be necessary or desirable for the orderly acquisition and conversion of Class A Common Stock pursuant to this Section 4.3(K)(4), including, without limitation, procedures relating to the periodicity of such acquisitions and conversions and to the allocation among the Class A members and affiliate members of MasterCard International of the permission to acquire additional shares, which procedures shall be binding upon the stockholders of the Corporation and upon the Class A members and affiliate members of MasterCard International.

(b) Notwithstanding Section 4.3(K)(2), The MasterCard Foundation may Beneficially Own more than 15% of the aggregate outstanding shares of Class A Common Stock; provided that The MasterCard Foundation shall not Beneficially Own more than 20% of the aggregate outstanding shares of Class A Common Stock.

(c) Notwithstanding Section 4.3(K)(1) and (2), an underwriter that participates in a public offering or a private placement of Class A Common Stock or Other Voting Stock (or securities convertible into or exchangeable for Class A Common Stock or Other Voting Stock) may Beneficially Own shares of Class A Common Stock or Other Voting Stock (or securities convertible into or exchangeable for Class A Common Stock or Other Voting Stock) in excess of the limitations on Beneficial Ownership set forth in Sections 4.3(K) (1) and (2), but only to the extent necessary to facilitate such public offering or private placement.

(d) A Person (including, without limitation, a Member or Similar Person) shall not be deemed to Beneficially Own shares of Class A Common Stock or Other Voting Stock (or securities convertible into or exchangeable for Class A Common Stock or Other Voting Stock) for purposes of Section 4.3(K)(1) and (2) if such shares of Class A Common Stock or Other Voting Stock (or securities convertible into or exchangeable for Class A Common Stock or Other Voting Stock) are held for the benefit of third parties or in customer or fiduciary accounts in the ordinary course of such Person’s business and if such shares are held by such Person without the purpose or effect of changing or influencing control of the Corporation.

(5) Definitions.

(a) “Affiliate” shall have the meaning assigned to such term in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(or any successor rule).

(b) “Beneficial Owner” shall have the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act (or any successor rules), except that in calculating the beneficial ownership of any particular Person, such Person will be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition. The terms “Beneficially Owns”, “Beneficial Ownership” and “Beneficially Owned” have a corresponding meaning.

(c) “Charitable Beneficiary” shall mean one or more beneficiaries of the Trust as determined pursuant to Section 4.3(K)(8)(f), provided that each such organization must be described in

Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code (or any successor provisions).

(d) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(e) “Market Price” of a security on any date shall mean the last reported sale price for such security, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, for such security, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if such security is not listed or admitted to trading on the New York Stock Exchange, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such security is listed or admitted to trading or, if such security is not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotation system that may then be in use or, if such security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such security selected by the Board or, in the event that no trading price is available for such security, the fair market value of such security as determined in good faith by the Board.

(f) “Member” shall mean any Person that at the Filing Time is, or thereafter shall become, a Class A member or affiliate member of MasterCard International or licensee of any of the Corporation’s or MasterCard International’s brands, or an Affiliate of any of the foregoing, whether or not such Person continues to retain such status.

(g) “Person” shall mean an individual, corporation, partnership, limited liability company, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

(h) “Prohibited Owner” shall mean, with respect to any purported Transfer, any Person who, but for the provisions of Sections 4.3(K)(1) or (2), would Beneficially Own shares of Class A Common Stock and/or Other Voting Stock, and if appropriate in the context, shall also mean any Person who would have been the record owner of the shares that the Prohibited Owner would have so owned.

(i) “Similar Person” shall mean any Person that is an operator, member or licensee of any general purpose payment card system that competes with the Corporation, or any Affiliate of such a Person.

(j) “The MasterCard Foundation” shall mean The MasterCard Foundation, a legal entity incorporated as a corporation without share capital under the Canada Corporations Act.

(k) “Transfer” shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership, or any agreement to take any such actions or cause any such events, of Class A Common Stock, Class B Common Stock and/or Other Voting Stock or the right to vote Class A Common Stock and/or Other Voting Stock, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Class A Common Stock, Class B Common Stock and/or Other Voting Stock or any interest in Class A Common Stock, Class B Common Stock and/or Other Voting Stock or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial Ownership of Class A Common Stock, Class B Common Stock and/or Other Voting Stock; in each case, whether voluntary or involuntary, whether owned of record, or Beneficially Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.

(l) “Trust” shall mean any trust as defined in Section 4.3(K)(6)(a).

(m) “Trustee” shall mean a Person unaffiliated with the Corporation, a Prohibited Owner or any Member or Similar Person, that is appointed by the Corporation to serve as trustee of a Trust.

(6) Violative Transfer. If any Transfer is purportedly effected which, if effective, would result in any Person Beneficially Owning shares of Class A Common Stock and/or Other Voting Stock in violation of Sections 4.3(K)(1) or (2) then the intended transferee shall acquire no rights in respect of such shares, including, without limitation, voting rights or rights to dividends or other distributions with respect to such shares and:

(a) that number of shares of the Class A Common Stock and/or Other Voting Stock the Beneficial Ownership of which otherwise would cause such Person to violate Sections 4.3(K)(1) or (2) (rounded to the next highest whole share) shall be automatically transferred to a trust (“Trust”) for the benefit of a Charitable Beneficiary, effective as of the close of business on the business day prior to the date of such transfer, and such Person shall acquire no rights in such shares; or

(b) if the transfer to the Trust described in clause (a) of this Section 4.3(K)(6) would not be effective for any reason to prevent the violation of Sections 4.3(K)(1) or (2), as applicable, then, subject to Section 4.3(K)(10) hereof, the Transfer of that number of shares of Class A Common Stock and/or Other Voting Stock that otherwise would cause any Person to violate Sections 4.3(K)(1) or (2) shall be void ab initio.

(7) Remedies for Breach. If the Board shall at any time determine in good faith that a Transfer or other event has purportedly taken place that, if effected would result in a violation of Sections 4.3(K)(1) or (2) or that a Person intends to acquire or has attempted to acquire Beneficial Ownership of any shares of Class A Common Stock and/or Other Voting Stock in violation of Sections 4.3(K)(1) or (2) (whether or not such violation is intended), the Board shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Corporation to redeem shares pursuant to Section 4.3(K)(8)(e), refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfer or attempted Transfer or other event in violation of Sections 4.3(K)(1) or (2) shall automatically result in the Transfer to a Trust, and, where applicable, such Transfer (or other event) in violation of Sections 4.3(K)(1) or (2) shall be void ab initio irrespective of any action (or non-action) by the Board.

(8) Transfer of Class A Common Stock and/or Other Voting Stock in Trust.

(a) Ownership in Trust. Upon any purported Transfer that would result in a transfer of shares of Class A Common Stock and/or Other Voting Stock to a Trust pursuant to Section 4.3(K)(6), such shares shall be deemed to have been Transferred to the trustee of the Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such Transfer to the Trustee shall be deemed to be effective as of the close of business on the business day prior to the date of such purported Transfer or other event that results in the Transfer to the Trust pursuant to Section 4.3(K)(6). The Trustee shall be appointed by the Corporation and shall be a Person unaffiliated with the Corporation and any Prohibited Owner or Member. Each Charitable Beneficiary shall be designated by the Corporation as provided in Section 4.3(K)(8)(f).

(b) Status of Shares Held by the Trustee. Shares of Class A Common Stock and/or Other Voting Stock held by the Trustee shall be issued and outstanding shares of Class A Common Stock and/or Other Voting Stock, respectively, of the Corporation. The Prohibited Owner shall have no rights in the shares held by the Trustee. The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Trustee, shall have no rights to dividends or other distributions and shall not possess any rights to vote or other rights attributable to the shares held in the Trust.

(c) Dividend and Voting Rights. The Trustee shall have all voting rights and rights to dividends or other distributions with respect to shares of Class A Common Stock and/or Other Voting Stock held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other distribution paid prior to the discovery by the Corporation that the shares of Class A Common Stock and/or Other Voting Stock have been transferred to the Trustee shall be paid by the recipient of such dividend or distribution to the Trustee upon demand and any dividend or other distribution authorized but unpaid shall be paid when due to the Trustee. Any dividend or distribution so paid to the Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to shares held in the Trust and, subject to the DGCL, effective as of the date that the shares of Class A Common Stock and/or Other Voting Stock have been transferred to the Trustee, the Trustee shall have the authority (at the Trustee’s sole discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Corporation that the shares of Class A Common Stock and/or Other Voting Stock have been transferred to the Trustee and (ii) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Corporation has already taken corporate action pursuant to such vote, then the Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Section 4.3(K), until the Corporation has received notification that shares of Class A Common Stock and/or Other Voting Stock have been transferred into a Trust, the Corporation shall be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of stockholders.

(d) Sale of Shares by Trustee. Within 20 days of receiving notice from the Corporation that shares of Class A Common Stock and/or Other Voting Stock have been transferred to the Trust, the Trustee of the Trust shall sell the shares held in the Trust to a Person, designated by the Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Sections 4.3(K)(1) or (2), as applicable. Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section. The Prohibited Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Trust and (2) the price per share received by the Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the shares held in the Trust. The Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to Section 4.3(K)(8)(c). Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Corporation that shares of Class A Common Stock and/or Other Voting Stock have been transferred to the Trustee, such shares are sold by a Prohibited Owner, then (i) such shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 4.3(K)(8)(d), such excess shall be paid to the Trustee upon demand.

(e) Right to Redeem Stock Transferred to the Trustee. Shares of Class A Common Stock and/or Other Voting Stock transferred to the Trustee may be redeemed by the Corporation, or its designee, at a price per share equal to the lesser of (i) the per share consideration paid in the transaction that resulted in such transfer to the Trust (or, in the case of a devise, gift or other such transaction without consideration, the Market Price at the time of such devise or gift or other such transaction) and (ii) the Market Price on the date the Corporation, or its designee, elects to redeem such shares. The

Corporation may reduce the amount payable to the Prohibited Owner by the amount of dividends and distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to 4.3(K)(8)(c). The Corporation may pay the amount of such reduction to the Trustee for the benefit of the Charitable Beneficiary. The Corporation shall have the right to redeem such shares until the Trustee has sold the shares held in the Trust pursuant to Section 4.3(K)(8)(d). Upon such a redemption, the interest of the Charitable Beneficiary in the shares shall terminate and the Trustee shall distribute the net proceeds of the redemption to the Prohibited Owner.

(f) Designation of Charitable Beneficiaries. By written notice to the Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Trust such that the shares of Class A Common Stock and/or Other Voting Stock held in the Trust would not violate the restrictions set forth in Sections 4.3(K)(1) or (2) in the hands of such Charitable Beneficiary.

(9) Notice of Restricted Transfer. Any Person who acquires or attempts or intends to acquire Beneficial Ownership of shares of Class A Common Stock and/or Other Voting Stock that will or may violate Sections 4.3(K)(1) or (2) or any Person who would have owned shares of Class A Common Stock and/or Other Voting Stock that resulted in a transfer to the Trust pursuant to the provisions of Section 4.3(K)(6) shall immediately give written notice to the Corporation of such event, or in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation.

(10) NYSE Transactions. Nothing in this Section 4.3(K) shall preclude the settlement of any transaction entered into through the facilities of the New York Stock Exchange or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Section 4.3(K) and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Section 4.3(K).

(11) Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section 4.3(K), the Board of the Corporation shall have the power to determine the application of the provisions of this Section 4.3(K) with respect to any situation based on the facts known to it. In the event Section 4.3(K)(7) or (8) requires an action by the Board and this Amended and Restated Certificate of Incorporation fails to provide specific guidance with respect to such action, the Board shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Sections 4.3(K). Absent a decision to the contrary by the Board (which the Board may make in its sole and absolute discretion), if a Person would have (but for the remedies set forth in Section 4.3(K)(7)) acquired Beneficial Ownership of Class A Common Stock and/or Other Voting Stock in violation of Section 4.3(K)(1) or (2), such remedies (as applicable) shall apply first, to the shares of Class A Common Stock and/or Other Voting Stock which, but for such remedies, would have been owned directly by such Person, second, to the shares which, but for such remedies, would have been wholly Beneficially Owned (but not owned directly) by such Person, and thereafter, to the shares which, but for such remedies, would have been Beneficially Owned by such Person, pro rata among the Persons who directly own such shares of Class A Common Stock and/or Other Voting Stock based upon the relative number of the shares of Class A Common Stock and/or Other Voting Stock held by each such Person.

(12) Enforcement. The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Section 4.3(K).

(13) Non-Waiver. No delay or failure on the part of the Corporation or the Board in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the Board, as the case may be, except to the extent specifically waived in writing.

(L) Legend. Any certificate for shares of Common Stock shall bear a legend that the shares represented by such certificates are subject to the restrictions on transferability set forth herein.

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

MASTERCARD INCORPORATED THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS for the Annual Meeting of Stockholders on June 7, 2007

P R O X Y	The undersigned hereby constitute(s) and appoint(s) Robert W. Selander, Chris A. McWilton and Noah J. Hanft, and each or any of them, attorneys and proxies of the undersigned, with full power of substitution of each, and with all the powers the undersigned would possess if personally present, to appear and vote all shares of Class A Common Stock of MasterCard Incorporated that the undersigned is entitled to vote at the Annual Meeting of Stockholders of MasterCard Incorporated to be held on June 7, 2007, and at any adjournment thereof, upon the matters referred to in the Notice of Annual Meeting and Proxy Statement for said meeting and in their discretion upon such other business as may properly come before the meeting or any adjournment. The undersigned hereby revokes any proxies heretofore given and ratifies and confirms all that each of said attorneys and proxies, or any substitute or substitutes, shall lawfully do or cause to be done by reason thereof, upon the matters referred to in the Notice of Annual Meeting and Proxy Statement for said meeting.

This proxy when properly executed will be voted in the manner directed, or if no choice is specified, “FOR” each of the proposals listed on the reverse side. Discretionary authority is hereby conferred as to all other matters that may come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS.

SEE REVERSE SIDE

ANNUAL MEETING OF STOCKHOLDERS OF MASTERCARD INCORPORATED June 7, 2007 at 10:00 a.m. At Our Headquarters 2000 Purchase Street Purchase, New York 10577

INSTRUCTIONS FOR SUBMITTING YOUR PROXY

THERE ARE THREE WAYS TO SUBMIT YOUR PROXY

TELEPHONE PROXY

This method of submitting a proxy is available for stockholders located in the U.S. and Canada.

Your telephone proxy authorizes the named proxies on the proxy card to vote in the same manner as if you had returned your proxy card. On a touch tone telephone, call TOLL FREE 1-800-849-5629. You will be asked to enter ONLY the CONTROL NUMBER shown below. Have your proxy card ready, then follow the prerecorded instructions. Available 24 hours a day, 7 days a week until 5:00 p.m. Eastern time on June 6, 2007.

INTERNET PROXY

Pursuant to Section 212(c) of the Delaware General Corporation Law, stockholders may validly grant proxies over the Internet. Your Internet proxy authorizes the named proxies on the proxy card to vote your shares in the same manner as if you had returned your proxy card.

Visit the Internet voting Website at http://proxy.georgeson.com. Enter the COMPANY NUMBER and CONTROL NUMBER shown below and follow the instructions on your screen. Available 24 hours a day, 7 days a week until 5:00 p.m. Eastern time on June 6, 2007.

SUBMITTING A PROXY BY MAIL Simply mark, sign and date your proxy card and return it in the reply envelope enclosed.

COMPANY NUMBER	CONTROL NUMBER

If you are voting by telephone or the Internet, please do not mail your proxy card.
TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE.
☒	Please mark votes as in this example.

This proxy, when properly executed, will be voted in the manner directed below. If no direction is provided, this proxy will be voted “FOR” the Proposals.

MasterCard Incorporated’s Board of Directors recommends a vote “FOR” each of the proposals listed below.

1. Election of Directors: Nominees: (01) Nancy J. Karch	FOR NOMINEE ☐	WITHHOLD NOMINEE ☐	2. Approval of the Amended and Restated MasterCard Incorporated 2006 Long Term Incentive Plan	FOR ☐	AGAINST ☐	ABSTAIN ☐

(02) Edward Suning Tian	☐	☐	3. Approval of the Amendment of Section 4.3 of MasterCard Incorporated’s Amended and Restated Certificate of Incorporation	FOR ☐	AGAINST ☐	ABSTAIN ☐

			4. Ratification of the Appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm for 2007	FOR ☐	AGAINST ☐	ABSTAIN ☐

Authorized Signature

Date

Type or Print Name of Person Signing

Type or Print Title of Person Signing

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

MASTERCARD INCORPORATED THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS for the Annual Meeting of Stockholders on June 7, 2007

P R O X Y	The undersigned hereby constitute(s) and appoint(s) Robert W. Selander, Chris A. McWilton and Noah J. Hanft, and each or any of them, attorneys and proxies of the undersigned, with full power of substitution of each, and with all the powers the undersigned would possess if personally present, to appear and vote the number of votes to which its Class B Common Stock of MasterCard Incorporated is entitled to vote at the Annual Meeting of Stockholders of MasterCard Incorporated to be held on June 7, 2007, and at any adjournment thereof, upon the matters referred to in the Notice of Annual Meeting and Proxy Statement for said meeting and in their discretion upon such other business as may properly come before the meeting or any adjournment. The undersigned hereby revokes any proxies heretofore given and ratifies and confirms all that each of said attorneys and proxies, or any substitute or substitutes, shall lawfully do or cause to be done by reason thereof, upon the matters referred to in the Notice of Annual Meeting and Proxy Statement for said meeting.

This proxy when properly executed will be voted in the manner directed, or if no choice is specified, “FOR” the proposal listed on the reverse side. Discretionary authority is hereby conferred as to all other matters that may come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL.

SEE REVERSE SIDE

ANNUAL MEETING OF STOCKHOLDERS OF MASTERCARD INCORPORATED June 7, 2007 at 10:00 a.m. At Our Headquarters 2000 Purchase Street Purchase, New York 10577

INSTRUCTIONS FOR SUBMITTING YOUR PROXY

THERE ARE THREE WAYS TO SUBMIT YOUR PROXY

TELEPHONE PROXY

This method of submitting a proxy is available for stockholders located in the U.S. and Canada.

Your telephone proxy authorizes the named proxies on the proxy card to vote in the same manner as if you had returned your proxy card. On a touch tone telephone, call TOLL FREE 1-877-816-0835. You will be asked to enter ONLY the CONTROL NUMBER shown below. Have your proxy card ready, then follow the prerecorded instructions. Available 24 hours a day, 7 days a week until 5:00 p.m. Eastern time on June 6, 2007.

INTERNET PROXY

Pursuant to Section 212(c) of the Delaware General Corporation Law, stockholders may validly grant proxies over the Internet. Your Internet proxy authorizes the named proxies on the proxy card to vote your shares in the same manner as if you had returned your proxy card.

Visit the Internet voting Website at http://proxy.georgeson.com. Enter the COMPANY NUMBER and CONTROL NUMBER shown below and follow the instructions on your screen. Available 24 hours a day, 7 days a week until 5:00 p.m. Eastern time on June 6, 2007.

SUBMITTING A PROXY BY MAIL Simply mark, sign and date your proxy card and return it in the reply envelope enclosed.

COMPANY NUMBER	CONTROL NUMBER

If you are voting by telephone or the Internet, please do not mail your proxy card.
TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE.
☒	Please mark votes as in this example.

This proxy, when properly executed, will be voted in the manner directed below. If no direction is provided, this proxy will be voted “FOR” the proposal.

MasterCard Incorporated’s Board of Directors recommends a vote “FOR” the proposal listed below.

1. Approval of the Amendment of Section 4.3 of MasterCard Incorporated’s Amended and Restated Certificate of Incorporation	FOR ☐	AGAINST ☐	ABSTAIN ☐

Set forth below are the number of votes entitled to be cast at the Annual Meeting for the Amendment of Section 4.3 of MasterCard Incorporated’s Amended and Restated Certificate of Incorporation

Principal ICA Number(s)
Authorized Signature
Date
Votes entitled to be cast	Type or Print Name of Person Signing
Stockholder Name	Type or Print Title of Person Signing

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

MASTERCARD INCORPORATED THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS for the Annual Meeting of Stockholders on June 7, 2007

P R O X Y	The undersigned hereby constitute(s) and appoint(s) Robert W. Selander, Chris A. McWilton and Noah J. Hanft, and each or any of them, attorneys and proxies of the undersigned, with full power of substitution of each, and with all the powers the undersigned would possess if personally present, to appear and vote the number of votes to which its Class M Common Stock of MasterCard Incorporated is entitled to vote at the Annual Meeting of Stockholders of MasterCard Incorporated to be held on June 7, 2007, and at any adjournment thereof, upon the matters referred to in the Notice of Annual Meeting and Proxy Statement for said meeting and in their discretion upon such other business as may properly come before the meeting or any adjournment. The undersigned hereby revokes any proxies heretofore given and ratifies and confirms all that each of said attorneys and proxies, or any substitute or substitutes, shall lawfully do or cause to be done by reason thereof, upon the matters referred to in the Notice of Annual Meeting and Proxy Statement for said meeting.

This proxy when properly executed will be voted in the manner directed, or if no choice is specified, “FOR” the proposal listed on the reverse side. Discretionary authority is hereby conferred as to all other matters that may come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL.

SEE REVERSE SIDE

ANNUAL MEETING OF STOCKHOLDERS OF MASTERCARD INCORPORATED June 7, 2007 at 10:00 a.m. At Our Headquarters 2000 Purchase Street Purchase, New York 10577

INSTRUCTIONS FOR SUBMITTING YOUR PROXY

THERE ARE THREE WAYS TO SUBMIT YOUR PROXY

TELEPHONE PROXY

This method of submitting a proxy is available for stockholders located in the U.S. and Canada.

Your telephone proxy authorizes the named proxies on the proxy card to vote in the same manner as if you had returned your proxy card. On a touch tone telephone, call TOLL FREE 1-800-946-0726. You will be asked to enter ONLY the CONTROL NUMBER shown below. Have your proxy card ready, then follow the prerecorded instructions. Available 24 hours a day, 7 days a week until 5:00 p.m. Eastern time on June 6, 2007.

INTERNET PROXY

Pursuant to Section 212(c) of the Delaware General Corporation Law, stockholders may validly grant proxies over the Internet. Your Internet proxy authorizes the named proxies on the proxy card to vote your shares in the same manner as if you had returned your proxy card.

Visit the Internet voting Website at http://proxy.georgeson.com. Enter the COMPANY NUMBER and CONTROL NUMBER shown below and follow the instructions on your screen. Available 24 hours a day, 7 days a week until 5:00 p.m. Eastern time on June 6, 2007.

SUBMITTING A PROXY BY MAIL Simply mark, sign and date your proxy card and return it in the reply envelope enclosed.

COMPANY NUMBER	CONTROL NUMBER

If you are voting by telephone or the Internet, please do not mail your proxy card.
TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE.
☒	Please mark votes as in this example.

This proxy, when properly executed, will be voted in the manner directed below. If no direction is provided, this proxy will be voted “FOR” the proposal.

MasterCard Incorporated’s Board of Directors recommends a vote “FOR” the proposal listed below.

1. Approval of the Amendment of Section 4.3 of MasterCard Incorporated’s Amended and Restated Certificate of Incorporation	FOR ☐	AGAINST ☐	ABSTAIN ☐

Set forth below are the number of votes entitled to be cast at the Annual Meeting for the Amendment of Section 4.3 of MasterCard Incorporated’s Amended and Restated Certificate of Incorporation

Principal ICA Number(s)
Authorized Signature
Date
Votes entitled to be cast	Type or Print Name of Person Signing
Stockholder Name	Type or Print Title of Person Signing